Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN REDACTED FROM THE

AMENDMENT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD

BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIFTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT dated as of April 22, 2021 (this “Amendment”), is made among CRH MEDICAL CORPORATION, a corporation incorporated under the laws of British Columbia (“CRH Canada”), CRH MEDICAL CORPORATION, a Delaware corporation (“CRH Delaware”), the entities identified on the signature pages hereto as guarantors (the “Guarantors”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH and any additional lenders party hereto from time to time, as lenders (each a “Lender”, and collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII of the Credit Agreement (as defined herein), the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto are party to that certain Credit Agreement, dated as of October 22, 2019 (as amended by that First Amendment to Credit Agreement dated as of April 28, 2020, that Second Amendment to Credit Agreement dated as of August 13, 2020, that Third Amendment to Credit Agreement, Consent and Limited Waiver dated as of September 15, 2020, and that Fourth Amendment to Credit Agreement dated as of January 28, 2021, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders consent to the acquisition, directly or indirectly, of all of the issued and outstanding Equity Interests of CRH Canada by Well Health Technologies Corp., a corporation incorporated under the laws of British Columbia (“Well Health”) and the transfer of the direct ownership of CRH Delaware to a subsidiary of Well Health, and to each of the other actions taken by CRH Canada and CRH Delaware in connection with such acquisition as more fully described herein;

WHEREAS, the Loan Parties have further requested that the Administrative Agent and the Lenders consent to the amalgamation of CRH Canada with certain subsidiaries of Well Health, with the resulting amalgamated corporation automatically without further action acquiring all assets, rights and contracts of CRH Canada and each other amalgamating corporation and automatically being liable for their debts, liabilities and other obligations, including, without limitation, the Secured Obligations under the Credit Agreement and the other Loan Documents;

WHEREAS, the Loan Parties have further requested that the Administrative Agent and the Lenders agree to the designation of CRH Delaware as a Borrower under the Credit Agreement such that CRH Canada and CRH Delaware will be jointly and severally liable to the Administrative Agent, the Issuing Banks and the Lenders for the Secured Obligations as Borrowers under the Credit Agreement;

WHEREAS, the Loan Parties have further requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to extend the Revolving Credit Maturity Date, increase the Revolving Commitments and as further provided herein;

WHEREAS, subject to the terms and conditions set forth herein, each of the New Lenders (as defined herein) has agreed to become a “Revolving Lender” and “Lender” under the Credit Agreement and to provide Revolving Commitments;

WHEREAS, the lender identified on the signature pages hereto as a “Departing Lender” (the “Departing Lender”) has agreed to assign its Revolving Commitments and Revolving Loans under the Credit Agreement pursuant to the terms hereof; and

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrower;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION  1.     DEFINITIONS AND INTERPRETATION.

SECTION  1.01.     Capitalized terms used but not defined herein shall have the respective meanings set forth in Section 1.01 of the Credit Agreement.

SECTION  1.02.     The rules of interpretation set forth in Section 1.03 of the Credit Agreement shall apply mutatis mutandis to this Amendment as if expressly set forth herein.

SECTION  2.     CONSENT.

(a)     The Loan Parties have informed the Administrative Agent and the Lenders that CRH Medical Corporation, a corporation incorporated under the laws of British Columbia (“Initial CRH”) has entered into the Arrangement Agreement dated as February 6, 2021 among Well Health, Well Health Acquisition Corp., 1286392 B.C. Ltd. and Initial CRH (as amended by the Amending Agreement dated as of March 1, 2021, and as may be further amended from time to time, the “Well Health Acquisition Agreement,” and together with each of the other material documents, instruments and agreements executed and delivered in connection with the implementation of such agreement (including, without limitation the “Funds Flow and Closing Mechanics Memorandum” and the “Project Dragon Acquisition Planning for US and Canadian Tax Purposes”, in each case delivered to the Administrative Agent prior to the Amendment Effective Date), the “Well Health Acquisition Documents”), whereby on April 22, 2021, Well Health, acting through its indirect subsidiary CRH Acquisition Company Inc., will acquire all of the issued and outstanding Equity Interests of Initial CRH pursuant to a court-approved plan of arrangement under the Business Corporations Act (British Columbia) for an aggregate purchase price of approximately $293,000,000 (collectively, the “Arrangement Acquisition”).

(b)     The Loan Parties have further informed the Administrative Agent and the Lenders that immediately following the Arrangement Acquisition,

(i)     Initial CRH will amalgamate under the laws of British Columbia with CRH Acquisition Company Inc. and the resulting amalgamated corporation will then immediately amalgamate with Well Health Acquisition Corp. under the laws of British Columbia, with the resulting amalgamated corporation named “Well Health Acquisition Corp.” (to be renamed as “CRH Medical Corporation” promptly following the consummation of the Well Health Acquisition), and that by operation of British Columbia law such resulting amalgamated corporation (referenced in this Amendment as CRH Canada) will automatically without further action acquire all assets, rights and contracts of Initial CRH and each other amalgamating corporation and be automatically liable for their debts, liabilities and other obligations, including, without limitation, the Secured Obligations under the Credit Agreement and the other Loan Documents, and

(ii)     ownership of CRH Delaware will be transferred by CRH Canada to WELL Acquisition Corp (US) Inc., a Delaware corporation (“Holdings”) such that CRH Delaware is a wholly-owned direct Subsidiary of Holdings (the steps undertaken under clauses (b)(i) and (b)(ii), and each of the actions undertaken in the implementation of such steps, collectively, the “Well Health Reorganization,” and together with the Arrangement Acquisition, the “Well Health Acquisition”).

(c)     The Loan Parties have further informed the Administrative Agent that the Well Health Acquisition constitutes a Change in Control as defined in Section 1.01 of the Credit Agreement, and that certain actions taken in implementation of the Well Heath Acquisition (including, without limitation, the Well Health Reorganization) are not permitted under Sections 6.01, 6.03, 6.04 or 6.05 of the Credit Agreement. Under each of Section 7.01(d) and Section 7.01(m) of the Credit Agreement, the Well Health Acquisition constitutes an immediate Event of Default under the Credit Agreement.

(d)     Notwithstanding Section 7.01(d) and Section 7.01(m) of the Credit Agreement, the Loan Parties have requested that the Administrative Agent and the Lenders consent to the Well Health Acquisition.

(e)    Subject to the terms and conditions hereof, upon the satisfaction (or waiver in the sole discretion of the Lenders) of the conditions set forth in Section 6 below and the conditions subsequent set forth in Section 7 below, and notwithstanding Section 7.01(d) and Section 7.01(m) of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the Well Health Acquisition on the terms set forth in the Well Health Acquisition Documents.

(f)    This consent is limited to the matters expressly set forth above and all terms and conditions of the Credit Agreement and the other Loan Documents shall stand and remain unchanged and in full force and effect, except as amended by this Amendment, and each Loan Party acknowledges and agrees that it shall comply with all such terms and conditions.

SECTION  3.     LIMITED WAIVER – REPORTING EVENT OF DEFAULT.

(a)     Section 7.02(d) of the Credit Agreement permits the Borrower to make Permitted Acquisitions in accordance with the definition thereof. The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement requires, among other conditions, that (x) under clause (d) of such definition, the Borrower provide the Administrative Agent with notice of any such Acquisition, (y) under clause (j) of such definition, for each such Acquisition involving total consideration in excess of $2,000,000, the Borrower certify to the Administrative Agent (and provide the Administrative Agent with a pro forma calculation in form and substance reasonably satisfactory to the Administrative Agent) that, after giving effect to the completion of such Acquisition (including total consideration, debt, costs and expenses and the maximum amount of all earn-out obligations and other contingent obligations), the Borrower will be in compliance, on a pro forma basis, with the financial covenants contained in Section 6.12(a) and (b) of the Credit Agreement and (z) under clause (l) of such definition, the Borrower deliver to the Administrative Agent the final executed documentation relating to such Acquisition (collectively, the requirements set forth above under clauses (x), (y) and (z), the “Permitted Acquisition Conditions”).

(b)    The Loan Parties have informed the Administrative Agent and the Lenders that on February 9, 2021 the Loan Parties consummated the Acquisition of Oak Tree Anesthesia Associates LLC, a New Jersey limited liability company (the “Oak Tree Acquisition”), a direct wholly-owned Subsidiary of CRH GAA, PLCC.

(c)    In making the Oak Tree Acquisition, the Loan Parties failed to comply with the Permitted Acquisition Conditions, which constituted an Event of Default under Section 7.01(d) of the Credit Agreement (collectively, the “Reporting Event of Default”).

(d)    Subject to the terms and conditions hereof, upon the satisfaction (or waiver in the sole discretion of the Lenders) of the conditions set forth in Section 6 below, the Lenders hereby waive the Reporting Event of Default solely with respect to the items and subject to the continued accuracy of the facts as set forth in paragraphs (a), (b) and (c) above. For the avoidance of doubt, the waiver set forth in this Section 3(d) is effective solely as a waiver of the Reporting Event of Default and does not constitute a waiver of any other Default or Event of Default.

SECTION  4.     LIMITED WAIVER – ADDITIONAL COLLATERAL EVENTS OF DEFAULT.

(a)    Section 5.13(a) of the Credit Agreement requires that each Loan Party cause each of its Domestic Subsidiaries (other than any JV Entity), in each case formed or acquired after the Effective Date, within thirty (30) days of such formation or acquisition, to become a Loan Party by executing a Joinder Agreement and delivering certain documentation and legal opinions, and for such Domestic Subsidiary to become a Loan Guarantor under the Credit Agreement to grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of such Domestic Subsidiary which constitutes Collateral. Section 5.13(b) of the Credit Agreement further requires that each Loan Party cause 100% of the issued and outstanding Equity Interests of each of its Domestic Subsidiary formed or acquired after the Effective Date, within thirty (30) days of such formation or acquisition, to be subject to a first priority, perfected Lien in favor of the Administrative Agent for the benefit of the Administrative Agent and the other Secured Parties, pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request (collectively, the requirements set forth above under this Section 4(a), the “Additional Collateral Requirements”) .

(b)    The Loan Parties have informed the Administrative Agent and the Lenders that on January 23, 2020, the Loan Parties formed CRH Solutions, LLC, a Delaware limited liability company and direct wholly-owned Subsidiary of CRH Delaware (the “CRH Solutions Formation”).

(c)    Following each of the Oak Tree Acquisition (as described in Section 3) and the CRH Solutions Formation, the Loan Parties failed to comply with the Additional Collateral Requirements, each of which constituted an immediate Event of Default under Section 7.01(e) of the Credit Agreement (collectively, the “Additional Collateral Events of Default”).

(d)    Subject to the terms and conditions hereof, upon the satisfaction (or waiver in the sole discretion of the Lenders) of the conditions set forth in Section 6 below, the Lenders hereby waive the Additional Collateral Events of Default solely with respect to the items and subject to the continued accuracy of the facts as set forth in paragraphs (a), (b) and (c) above. For the avoidance of doubt, the waiver set forth in this Section 4(d) is effective solely as a waiver of the Additional Collateral Events of Default and does not constitute a waiver of any other Default or Event of Default.

SECTION  5.     AMENDMENTS.

(a)    Amendments to Credit Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 6 below, the Credit Agreement shall be and hereby is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages of the Credit Agreement attached as Annex B hereto.

(b)    Schedules to Credit Agreement. The Commitment Schedule and Schedules 1.01(A), 1.01(B), 3.12, 3.15(a), 3.15(b) and 3.25(l) to the Credit Agreement shall be replaced in their entirety with the Schedules attached as Annex C hereto.

(c)    Exhibits to Credit Agreement. Exhibits A, B-1, B-2, C and D to the Credit Agreement shall be replaced in their entirety with the Exhibits attached as Annex D hereto.

(d)     Amendments to US Security Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 6 below, the General Security and Pledge Agreement dated as of October 22, 2019 among CRH Canada, CRH Delaware and the Non-Borrower Grantors (as defined and identified therein) (the “US Security Agreement”) shall be and hereby is amended to amend each reference therein to “Borrower” to include CRH Delaware, and is amended to reflect the New Guarantor Joinder set forth in Section 9.02 of this Amendment. Notwithstanding anything to the foregoing, each reference in the US Security Agreement and each Exhibit thereto to “Grantor” shall continue to include CRH Delaware.

(e)    Schedules to US Security Agreement. The Schedules to the US Security Agreement shall be replaced in their entirety with the Schedules attached as Annex E hereto.

(f)    Except as set forth in clauses (b), (c) and (e) above, all other Schedules and the Exhibits to the Credit Agreement and the US Security Agreement shall not be amended, modified, supplemented or otherwise affected.

SECTION   6.     CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.

This Amendment shall be effective upon the Administrative Agent’s receipt of the following, and, in the case of documents, each of which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Amendment Effective Date and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders (such date, the “Amendment Effective Date”):

(a)     executed counterparts of this Amendment signed by CRH Canada, CRH Delaware, the Guarantors, the Administrative Agent and each of the Lenders;

(b)    an executed Revolving Note signed by CRH Canada and CRH Delaware in favor of each existing Lender reflecting its Revolving Commitment as of the Amendment Effective Date and an executed Revolving Note signed by CRH Canada and CRH Delaware in favor of each New Lender reflecting its Revolving Commitment as of the Amendment Effective Date;

(c)    (i) a certificate of each of Well Health, CRH Canada, CRH Delaware, Holdings and Gastroenterology Anesthesia Associates, LLC executed by its Secretary, Assistant Secretary or duly authorized officer, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Amendment and the other Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Amendment and the other Loan Documents to which it is a party and, in the case of the Borrower, its Financial Officers, and (C) contain appropriate attachments, including the charter, articles or certificate of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, and (ii) a good standing certificate for each of Well Health, CRH Canada, CRH Delaware, Holdings and Gastroenterology Anesthesia Associates, LLC from its jurisdiction of organization;

(d)    a certificate, signed by a Financial Officer of CRH Canada and CRH Delaware (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in the Loan Documents are true and correct as of such date, (iii) certifying as to any other factual matters as may be reasonably requested by the Administrative Agent and (iv) attaching a final organizational chart of Well Health and the Loan Parties after giving effect to the Well Health Acquisition (attached as Annex A hereto);

(e)    customary opinions of counsel for the Loan Parties (Blake, Cassels & Graydon LLP, K&L Gates LLP and Morris, Manning & Martin, LLP), in each case dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders, and in form and substance reasonably acceptable to the Administrative Agent;

(f)    confirmation that the Borrower shall have paid the fees and expenses of the Administrative Agent’s counsel directly to Chapman and Cutler LLP and McCarthy Tétrault LLP;

(g)    payment in full of all fees set forth in that Fee and Reimbursement Letter dated as of March 30, 2021 by and among CRH Canada and JPMorgan Chase Bank, N.A. (including any fees payable to the Administrative Agent for its own account);

(h)    confirmation that the Arrangement Acquisition has been consummated in accordance with the Well Health Acquisition Documents, substantially concurrently with the effectiveness of this Amendment, and Agent shall have received fully executed copies of the Well Health Acquisition Documents, which shall be certified by a Responsible Officer of CRH Canada to be true, correct and complete and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent;

(i)    completed results of all legal due diligence by the Administrative Agent and its counsel (including, without limitation, with respect to the Well Health Acquisition), the results of which shall be satisfactory to Administrative Agent in its sole discretion;

(j)    executed counterparts of the Supplement Agreement for Additional Obligors (with respect to the Assignment of Material Contracts dated as of October 22, 2019) signed by Holdings, CRH Solutions, LLC and Oak Tree Anesthesia Associates, LLC, and the supplemental schedules to be attached thereto;

(k)    executed counterparts of the Supplemental Agreement for Additional Pledgors (with respect to the Acknowledgment of Issuers dated as of October 22, 2019) signed by Holdings, CRH Solutions, LLC and Oak Tree Anesthesia Associates, LLC;

(l)    confirmation that the Well Health Reorganization will be consummated in accordance with the Well Health Acquisition Documents, substantially concurrently with the effectiveness of this Amendment, and that CRH Canada is a direct wholly-owned Subsidiary of Well Health and CRH Delaware is a direct wholly-owned Subsidiary of Holdings, and the Administrative Agent will receive a certified copy of the Certificate of Amalgamation from the British Columbia Registrar of Companies with respect to CRH Canada;

(m)    executed counterparts of the Well Health Limited Recourse Guarantee and Pledge signed by Well Health, CRH Canada, and the Administrative Agent, whereby Well Health will grant to the Administrative Agent a valid, perfected, and enforceable Lien on all right, title, and interest in the Equity Interests in CRH Canada;

(n)    executed counterparts of the Well Health Limited Recourse Guarantee and Pledge signed by Well Health, Holdings and the Administrative Agent, whereby Well Health will grant to the Administrative Agent a valid, perfected, and enforceable Lien on all right, title, and interest in the Equity Interests in Holdings;

(o)    executed counterparts of the Confirmation and Reaffirmation Agreement signed by CRH Canada;

(p)    a solvency certificate signed by a Financial Officer of the Loan Parties in form and substance consistent with that delivered on the Effective Date and otherwise satisfactory to the Administrative Agent;

(q)    such documents requested by the Administrative Agent in its sole discretion to be filed, registered or recorded reflecting the Administrative Agent’s perfected Lien on the Collateral of Holdings and, solely with respect to the Well Health Limited Recourse Guarantee and Pledge referenced in clause 6(n) above, Well Health;

(r)    written evidence of a confirmation of name reservation with the British Columbia Registrar of Companies with respect to renaming Well Health Acquisition Corp. to “CRH Medical Corporation”; and

(s)     such other assurances, certificates, documents, information, consents or opinions as the Administrative Agent or the Lenders reasonably may require.

SECTION  7.     CONDITIONS SUBSEQUENT.

SECTION 7.01    The Loan Parties agree that they will deliver, or will cause to be delivered, to the Administrative Agent, or otherwise take the actions required in respect of, the items described on Annex F attached hereto by the times specified on such Annex F with respect to such items. All conditions precedent, covenants and representations and warranties contained in this Amendment and the other Loan Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described on Annex F within the time periods required by this Section 7, rather than as elsewhere provided in the Loan Documents).

SECTION 7.02    Any failure of the Loan Parties to comply with this Section 7 shall immediately constitute an Event of Default under the Credit Agreement. Nothing in this Section 7 shall operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under the Credit Agreement or any other document, instrument or agreement in connection therewith, nor constitute a waiver of any provision contained therein, and all other terms of the Credit Agreement and the other Loan Documents shall stand and remain unchanged and in full force and effect.

SECTION  8.     BORROWER ASSUMPTION.

SECTION 8.01. Effective as of the Amendment Effective Date, CRH Delaware hereby acknowledges, agrees and confirms that, by its execution of this Amendment, CRH Delaware will be deemed a “Borrower” for all purposes of the Credit Agreement and shall have all of the obligations of a Borrower, in each case, thereunder, as if it had executed the Credit Agreement as a Borrower. In furtherance of the foregoing, CRH Delaware hereby agrees that it shall, jointly and severally with the other Borrower (in accordance with the terms and conditions of Section 9.22 of the Credit Agreement), be liable to the Administrative Agent, the Issuing Banks and the Lenders for the Secured Obligations (including, without limitation, all Revolving Loans and other Secured Obligations incurred prior to the Amendment Effective Date). Each reference to a “Borrower” or “Borrowers” in the Credit Agreement or any other Loan Document shall be deemed to include CRH Delaware, and CRH Delaware shall remain a “Loan Guarantor,” “Loan Party” and “Grantor” under the Credit Agreement and any other Loan Document. CRH Delaware and CRH Canada represent and warrant that the Loan Documents are and shall remain in full force and effect, enforceable against CRH Delaware and CRH Canada in accordance with their respective terms, and all obligations, covenants, conditions, agreements, warranties, representations and other terms and provisions thereof, are hereby ratified, confirmed and reaffirmed. Each of the Administrative Agent, the Lenders and the Loan Parties fully consents to CRH Delaware becoming a Borrower under the Credit Agreement.

SECTION 8.02.    Effective as of the Amendment Effective Date, CRH Canada hereby acknowledges, agrees and confirms that, as a result of the Well Health Reorganization, it automatically without further action has acquired all assets, rights and contracts of Initial CRH and each other amalgamating corporation under the Well Health Reorganization and is automatically liable for their debts, liabilities and other obligations, including, without limitation, the Secured Obligations under the Credit Agreement and the other Loan Documents, and has acquired the role of Initial CRH as a Borrower and Loan Party under the Credit Agreement and the other Loan Documents. In furtherance of the foregoing, CRH Canada hereby agrees that it shall, jointly and severally with the other Borrower (in accordance with the terms and conditions of Section 9.22 of the Credit Agreement), jointly and severally liable to the Administrative Agent, the Issuing Banks and the Lenders for the Secured Obligations (including, without limitation, all Revolving Loans and other Secured Obligations incurred prior to the Amendment Effective Date). Each reference to a “Borrower” or “Borrowers” in the Credit Agreement or any other Loan Document shall be deemed to include CRH Canada, and CRH Canada shall remain a “Loan Guarantor,” “Loan Party” and “Grantor” under the Credit Agreement and any other Loan Document. CRH agrees that it will deliver the Confirmation and Reaffirmation Agreement listed on Exhibit F attached hereto, pursuant to which CRH Canada acknowledges and confirms, among other things, its Secured Obligations owing to the Secured Parties, the completion of the amalgamations, and that the Security Agreements granted by CRH Canada continue in full force and effect. Each of the Administrative Agent, the Lenders and the Loan Parties fully consents to CRH Canada assuming the obligations and liabilities of, and adopting the obligations, liabilities and role of, Pre-Amalgamation CRH under the Credit Agreement and the other Loan Documents.

SECTION 8.03    CRH Delaware and CRH Canada represent and warrant that the Loan Documents are and shall remain in full force and effect, enforceable against CRH Delaware and CRH Canada in accordance with their respective terms, and all obligations, covenants, conditions, agreements, warranties, representations and other terms and provisions thereof, are hereby ratified, confirmed and reaffirmed.

SECTION  9.     NEW GUARANTORS.

SECTION 9.01.    Each of Holdings, CRH Solutions, LLC, a Delaware limited liability company and Oak Tree Anesthesia Associates, LLC, a New Jersey limited liability company (each, a “New Guarantor,” and collectively, the “New Guarantors”) hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Guarantor will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. Each New Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this Section 9, each New Guarantor, subject to the limitations set forth in Section 10.10 and 10.13 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), such New Guarantor will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

SECTION 9.02    Each New Guarantor hereby: (a) agrees to become a Grantor under the US Security Agreement with the same force and effect as if originally named therein as a Grantor and to be bound by all the terms and provisions of the US Security Agreement applicable to it as a Grantor thereunder; and (b) acknowledges that the US Security Agreement shall henceforth be read and construed as if the undersigned were a party thereto having all of the rights and obligations of a Grantor, and so that all references to a Grantor shall (to the extent context so permits) include each New Guarantor and be amended accordingly. Without limiting the generality of the foregoing, each New Guarantor hereby grants, charges, mortgages, hypothecs, pledges and assigns and grants a security interest in all of its present and after-acquired real and personal property to and in favor of the Administrative Agent, for the benefit of the Secured Parties, to the extent and in the manner contemplated by the US Security Agreement. This Section 9.02 is, collectively, the “New Guarantor Joinder.”

SECTION  10.     NEW LENDERS.

On the Amendment Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 6, each of Canadian Imperial Bank of Commerce, HSBC Bank Canada and Wells Fargo Bank, N.A., Canadian Branch (each, a “New Lender” and together the “New Lenders”) shall become a Lender hereunder.

SECTION  10.01. Each New Lender hereby confirms that it has received a copy of the Credit Agreement, the other Loan Documents and the Schedules and Exhibits related thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder. Each New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. Each New Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the creditworthiness of the Borrowers or any of their Subsidiaries or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

SECTION  10.02. Each New Lender:

(i)    shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender” under the Credit Agreement as of the Amendment Effective Date,

(ii)    agrees to be bound by the terms and conditions set forth in the Credit Agreement as of the Amendment Effective Date and to perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender,

(iii)    represents and warrants that it has full power and authority, and has taken all actions necessary, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to become a Lender and a Revolving Lender under the Credit Agreement,

(iv)    confirms that it is a permitted assignee of the Revolving Loans and Revolving Commitments under Section 9.04(b) of the Credit Agreement,

(v)    appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Administrative Agent in accordance with and subject to the terms of the Loan Documents,

(vi)    agrees that the Revolving Commitment and Applicable Percentage of such New Lender and each of the other Revolving Lenders are as set forth on the Commitment Schedule to the Credit Agreement attached as Annex C hereto and

(vii)    agrees that it will deliver an Administrative Questionnaire to the Administrative Agent.

SECTION  11.     REPRESENTATIONS OF THE LOAN PARTIES.

In order to induce the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent that as of the date hereof:

SECTION  11.01. Authorization, Etc. Each Loan Party has the power and authority to execute, deliver and perform this Amendment and the other Loan Documents (if any) called for hereby. Each Loan Party has taken all necessary action (including, without limitation, obtaining approval of its equity holders, if necessary) to authorize its execution, delivery and performance of this Amendment and the other Loan Documents (if any) called for hereby. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with each Loan Party’s execution, delivery and performance of this Amendment or such other Loan Documents, except for those already duly obtained. This Amendment and the other Loan Documents (if any) called for hereby have been duly executed and delivered by each Loan Party and constitute the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor rights generally or by equitable principles relating to enforceability. The execution, delivery and performance of this Amendment and the other Loan Documents (if any) called for hereby by each Loan Party does not (i) contravene the terms of such Loan Party’s organizational documents (i.e., articles of incorporation or organization and by-laws or operating agreement, etc.); (ii) conflict with or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Collateral Documents) upon the Property of such Loan Party by reason of the terms of any material contractual obligation (including without limitation contractual obligations arising from any material agreements to which such Loan Party is a party or which is binding upon it); or (iii) violates any requirement of law in any material respect.

SECTION  11.02. No Change to Organizational Documents. Each Loan Party hereby certifies that: (x) the copies of such Loan Party’s organizational documents (i.e., articles of incorporation or organization and by-laws or operating agreement, etc.) previously delivered to the Administrative Agent under the Loan Documents continue to be true, correct and complete, have not been amended or otherwise modified since the date of such delivery, and are in full force and effect on the date hereof; and (y) each Person previously identified by such Loan Party to sign any Loan Document on behalf of such Loan Party continues to be so authorized on the date hereof and is authorized to sign this Amendment. The Administrative Agent may conclusively rely on this certification until it is otherwise notified by the applicable Loan Party in writing.

SECTION  11.03. No Default. No Default or Event of Default exists under the Credit Agreement or shall result, in each case after giving effect to this Amendment.

SECTION	12. REAFFIRMATIONS.

CRH Canada, CRH Delaware and each other Loan Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Security Agreement and each other Loan Document to which it is a party, (b) confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), each Security Agreement and each other Loan Document to which it is a party, (c) agrees that, except as otherwise expressly agreed in this Amendment, the Credit Agreement (including the Guaranty), each Security Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed, (d) agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and (e) agrees that the Collateral Documents and the rights and remedies of the Administrative Agent thereunder, the obligations of the Loan Parties thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

SECTION	13. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

SECTION  13.01. Upon the due execution and delivery of this Amendment by the parties hereto, on and after the date hereof references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, and “herein”, and in the other Loan Documents to such “Credit Agreement”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

SECTION  13.02. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

SECTION  13.03. The execution, delivery, and effectiveness of this Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or documents referred to therein, (ii) create, or be evidence of, alone or taken with any consent to, waiver or modification of, or other amendment of the provisions of the Credit Agreement or any of the instruments or documents referred to therein, a course of conduct, or (iii) prejudice any right or rights which the Secured Parties may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or documents referred to therein.

SECTION	14. APPLICABLE LAW.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION	15. COUNTERPARTS.

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

SECTION	16. HEADINGS.

Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION	17. SEVERABILITY.

In case any provision in or obligation hereunder or under any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION	18. EFFECTIVENESS.

This Amendment shall become effective as of the date hereof upon the execution of a counterpart hereof by each of the parties hereto.

SECTION  19.      RELEASE.

(a)     FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF THE LENDERS IN THIS AMENDMENT, EACH LOAN PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, AND ITS CURRENT SHAREHOLDERS, MEMBERS, PARENTS, SUBSIDIARIES, DIVISIONS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ADVISORS, CONSULTANTS, AND OTHER REPRESENTATIVES (COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ABSOLUTELY, UNCONDITIONALLY, AND IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS (WHICH SHALL INCLUDE WITHOUT LIMITATION, ANY EXERCISE OF RIGHTS AND REMEDIES BY THE RELEASED PARTIES THEREUNDER), AND THEIR CURRENT AND FORMER SHAREHOLDERS, MEMBERS, PARENTS, SUBSIDIARIES, DIVISIONS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, ADVISORS, CONSULTANTS, AND OTHER REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”) OF AND FROM ANY AND ALL CLAIMS (INCLUDING, WITHOUT LIMITATION, ALL COUNTERCLAIMS, CROSSCLAIMS, DEFENSES, RIGHTS OF SET-OFF AND RECOUPMENT), ACTIONS, CAUSES OF ACTION, ACTS AND OMISSIONS, CONTROVERSIES, DEMANDS, SUITS, AND OTHER LIABILITIES (COLLECTIVELY, THE “CLAIMS”) OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH ANY RELEASING PARTY HAS OR EVER HAD AGAINST THE RELEASED PARTIES PRIOR TO, THROUGH, AND INCLUDING THIS DATE, ARISING OUT OF THE EXISTING FINANCING ARRANGEMENTS AMONG THE LOAN PARTIES AND THE LENDERS (WHICH SHALL INCLUDE, WITHOUT LIMITATION, ANY EXERCISE OF RIGHTS AND REMEDIES BY THE RELEASED PARTIES THEREUNDER) AND ANY CLAIM OF BREACH OF THE DUTY OF GOOD FAITH AND FAIR DEALING BASED ON, AMONG OTHER THINGS, THE RELEASED PARTIES’ EXERCISE OF DISCRETION UNDER THE LOAN DOCUMENTS.

(b)    THE LOAN PARTIES HEREBY REPRESENT AND WARRANT THAT, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, THEY HAVE NOT SOLD, CONVEYED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE ENCUMBERED ALL OR ANY PART OF THE CLAIMS RELEASED IN THIS SECTION. THE LOAN PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, THE RELEASED PARTIES HAVE AT ALL TIMES ACTED IN GOOD FAITH WITH REGARD TO THE CONSUMMATION AND ADMINISTRATION OF THE LOAN DOCUMENTS. EACH LOAN PARTY ACKNOWLEDGES AND AGREES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY CLAIM AGAINST THE RELEASED PARTIES, EACH OF WHICH SUCH LOAN PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, HEREBY EXPRESSLY WAIVES. EACH LOAN PARTY HEREBY CONFIRMS THAT THE FOREGOING WAIVER AND RELEASE IS AN INFORMED WAIVER AND RELEASE AND IS BEING FREELY GIVEN.

(c)    EACH LOAN PARTY FURTHER AGREES, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND LEGAL REPRESENTATIVES, NOT TO COMMENCE, INSTITUTE, OR PROSECUTE ANY LAWSUIT, ACTION OR OTHER PROCEEDING, WHETHER JUDICIAL, ADMINISTRATIVE OR OTHERWISE, TO COLLECT OR ENFORCE ANY SUCH CLAIM. IF ANY LOAN PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS, OR LEGAL REPRESENTATIVES VIOLATES THE FOREGOING COVENANT, THE LOAN PARTIES HEREBY AGREE, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS AND ASSIGNS, TO JOINTLY AND SEVERALLY PAY, IN ADDITION TO ANY DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS FEES AND COSTS INCURRED BY ANY RELEASED PARTY AS A RESULT OF SUCH VIOLATION.

SECTION  20.    FACILITY ADJUSTMENTS.

(a)    Notwithstanding anything to the contrary in the Existing Credit Agreement or the amended Credit Agreement, each party hereto agrees (i) that on the Amendment Effective Date the Revolving Commitments shall be as set forth on the Commitment Schedule attached as Annex C hereto and as described in the amended Credit Agreement attached as Annex B hereto, (ii) that the requisite assignments, payments and prepayments shall be deemed to be made in such amounts among the Lenders (including the New Lenders and the Departing Lender) and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by applicable Assignment and Assumptions under the Credit Agreement and (iii) to any adjustments made to the Register to effectuate such reallocations, assignments, payments and prepayments. In connection therewith, any reallocation among the applicable Lenders (including the New Lenders and the Departing Lender) resulting from the adjustments of the Revolving Loans and Revolving Commitments shall all occur on the Amendment Effective Date in connection with this Amendment (the “Facility Adjustment”). Notwithstanding anything to the contrary in Section 9.04 of the Credit Agreement or this Amendment, no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with these assignments, payments and prepayments (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption. On the Amendment Effective Date, the Lenders shall make full cash settlement with each other either directly or through the Administrative Agent (including in the form of non-pro rata funding by any New Lender and any Lender that has increased its Revolving Commitment and/or Revolving Loans as of the Amendment Effective Date, including, without limitation, an aggregate amount equal to the outstanding Revolving Loans of the Departing Lender), and the Administrative Agent may make such adjustments between and among the applicable Lenders and the Borrowers as are reasonably necessary to effectuate the Facility Adjustment, in each case as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Revolving Commitments and Revolving Loans, so that the outstanding Revolving Loans, Revolving Commitments and Applicable Percentages are as set forth on the revised Commitment Schedule attached as Annex C hereto as of the Amendment Effective Date.

(b)    Notwithstanding anything to the contrary in the Existing Credit Agreement or the amended Credit Agreement, each Lender party hereto agrees (i) that the Facility Adjustment provided by this Amendment shall each be effective upon the Amendment Effective Date simultaneously with the effectiveness of the amendments set forth in Section 3 above and (ii) that the conditions to effectiveness of the Facility Adjustment and the amendments set forth in Section 3 above are limited to the conditions to the effectiveness of this Amendment on the Amendment Effective Date as set forth below.

SECTION  21.     DEPARTING LENDER. By its execution of this Agreement, each of the parties signatory hereto acknowledges and agrees that, upon the occurrence of the Amendment Effective Date, (a) the Departing Lender shall cease to be a Lender under the Credit Agreement and (b) the Departing Lender shall have no further rights or obligations as a Lender or Revolving Lender under the Credit Agreement, except to the extent of rights and obligations that expressly survive a Lender’s assignment of its commitments pursuant to Section 9.04 of the Credit Agreement. The Departing Lender is a party to this Agreement solely for the purpose of evidencing its agreement to Section 20 and this Section 21.

SECTION  22. NO NOVATION. The terms and conditions of the Credit Agreement are amended as provided in Annex B in their entirety with effect as of the date of this Agreement. Nothing in this Agreement or in the Credit Agreement as amended as shown in Annex B shall be deemed to be a novation of any of the Obligations as defined in the Credit Agreement. Notwithstanding any provision of this Agreement or any other Loan Document or instrument executed in connection herewith, the execution and delivery of this Agreement and the incurrence of Obligations thereunder shall be in substitution for, but not in payment of, the Obligations owed by the Loan Parties under the Credit Agreement as amended as shown in Annex B. From and after the date of this Agreement, each reference to the “Agreement,” “Credit Agreement” or other reference originally applicable to the Credit Agreement contained in any Loan Document shall be a reference to the Credit Agreement, as amended, supplemented, restated or otherwise modified from time to time including as shown in Annex B.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

CRH MEDICAL CORPORATION, a corporation incorporated under the laws of British Columbia, whose obligations as Borrower under this Amendment, the Credit Agreement and the Loan Documents will be automatically acquired by Well Health Acquisition Corp. by operation of British Columbia law as the resulting amalgamated corporation on the Amendment Effective Date

By:
Name:
Title:

WELL HEALTH ACQUISITION CORP. (to be renamed as CRH MEDICAL CORPORATION immediately after the Amendment Effective Date), a corporation incorporated under the laws of British Columbia

By:
Name:
Title:

CRH MEDICAL CORPORATION, a Delaware corporation

By:
Name:.
Title:

(Signature Page to Fifth Amendment to Credit Agreement and Consent)

GUARANTORS:

CRH ANESTHESIA MANAGEMENT, LLC

By:
Name:
Title:

CRH ANESTHESIA OF GAINESVILLE, LLC

By:
Name:
Title:

CRH ANESTHESIA OF FLORIDA, LLC

By:
Name:
Title:

CRH ANESTHESIA OF CAPE CORAL, LLC

By:
Name:
Title:

CRH ANESTHESIA OF KNOXVILLE, LLC

By:
Name:
Title:

CRH ANESTHESIA OF GEORGIA, LLC

By:
Name:
Title:

(Signature Page to Fifth Amendment to Credit Agreement and Consent)

CRH ANESTHESIA OF COLORADO, LLC

By:
Name:
Title:

SHREVEPORT SEDATION ASSOCIATES LLC

By:
Name:
Title:

CRH ANESTHESIA OF OHIO, LLC

By:
Name:
Title:

LAKE ERIE SEDATION ASSOCIATES, LLC

By:
Name:
Title:

CRH GAA, PLLC

By:
Name:
Title:

NC GAA, P.C.

By:
Name:
Title:

(Signature Page to Fifth Amendment to Credit Agreement and Consent)

[REDACTED]

By:
Name:
Title:

GASTROENTEROLOGY ANESTHESIA ASSOCIATES LLC

By:
Name:
Title:

ANESTHESIA CARE ASSOCIATES, LLC

By:
Name:
Title:

ALAMO SEDATION ASSOCIATES, PLLC

By:
Name:
Title:

CRH GAA OF WASHINGTON, PLLC

By:
Name:
Title:

(Signature Page to Fifth Amendment to Credit Agreement and Consent)

ARAPAHOE GASTROENTEROLOGY ANESTHESIA ASSOCIATES, LLC

By:
Name:
Title:

CENTRAL COLORADO ANESTHESIA ASSOCIATES, LLC

By:
Name:
Title:

CRH ANESTHESIA OF VIRGINIA LLC

By:
Name:
Title:

WELL ACQUISITION CORP (US) INC.

By:
Name:
Title:

CRH SOLUTIONS, LLC

By:
Name:
Title:

OAK TREE ANESTHESIA ASSOCIATES, LLC

By:
Name:
Title:

(Signature Page to Fifth Amendment to Credit Agreement and Consent)

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually as a Lender and as Administrative Agent

By:
Name:
Title:

(Signature Page to Fifth Amendment to Credit Agreement and Consent)

THE BANK OF NOVA SCOTIA, individually as a Lender

By:
Name:
Title:

(Signature Page to Fifth Amendment to Credit Agreement and Consent)

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender

By:
Name:
Title:

(Signature Page to Fifth Amendment to Credit Agreement and Consent)

WELLS FARGO BANK NATIONAL ASSOCIATION, individually as a Departing Lender, solely for the purpose of evidencing agreement to Section 20 and Section 21

By:
Name:
Title:

WELLS FARGO BANK, N.A., CANADIAN BRANCH, individually as a Lender

By:
Name:
Title:

(Signature Page to Fifth Amendment to Credit Agreement and Consent)

CANADIAN IMPERIAL BANK OF COMMERCE, individually as a Lender

By:
Name:
Title:

(Signature Page to Fifth Amendment to Credit Agreement and Consent)

HSBC BANK CANADA, individually as a Lender

By:
Name:
Title:

(Signature Page to Fifth Amendment to Credit Agreement and Consent)

Annex A

Organizational Structure Chart

[REDACTED]

Annex B

Amended Credit Agreement

FINAL

~~THIS COMPILED~~

ANNEX B TO FIFTH AMENDMENT TO CREDIT AGREEMENT ~~IS FOR CONVENIENT REFERENCE~~

~~PURPOSES ONLY AND DOES NOT SUPERSEDE OR REPLACE THE CREDIT AGREEMENT AND~~

~~BELOW REFERENCED AMENDMENTS THERETO~~ AND CONSENT

CREDIT AGREEMENT1

dated as of

October 22, 2019

among

CRH MEDICAL CORPORATION, a corporation incorporated under the laws of British Columbia,

and

CRH MEDICAL CORPORATION, a Delaware corporation,

as ~~Borrower,~~Borrowers

The Other Loan Parties Party Hereto

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,

as Administrative Agent

JPMORGAN CHASE BANK, N.A.,

CANADIAN IMPERIAL BANK OF COMMERCE and

HSBC BANK CANADA,

as ~~Sole Bookrunner~~Joint Bookrunners and ~~Sole~~Joint Lead ~~Arranger~~Arrangers

~~THE~~CANADIAN IMPERIAL BANK OF ~~NOVA SCOTIA~~COMMERCE

and

~~U.S.~~

HSBC BANK ~~NATIONAL ASSOCIATION~~CANADA,

as Co-Syndication Agents

[1]

Conformed through First Amendment to Credit Agreement dated as of April 28, 2020, Second Amendment to Credit Agreement dated as of August 13, 2020, Third Amendment, Consent and Limited Waiver to Credit Agreement, dated as of September 16, 2020 ~~and~~, Fourth Amendment to Credit Agreement, dated as of January 28, 2021 and Fifth Amendment to Credit Agreement and Consent, dated as of April 22, 2021.

~~Conformed~~Annex ~~CRH~~B - ~~JPM~~Amended Credit Agreement ~~4842-1580-0522~~for Fifth Amendment (CRH 2021) 4822-0332-3109 v~~6~~5.docx

TABLE OF CONTENTS

Page
ARTICLE I. Definitions	1
SECTION 1.01. Defined Terms	1
SECTION 1.02. Classification of Loans and Borrowings	~~34~~42
SECTION 1.03. Terms Generally	~~34~~43
SECTION 1.04. Accounting Terms; ~~GAAP~~IFRS	~~34~~43
SECTION 1.05. Interest Rates; LIBOR Notification	~~35~~44
SECTION 1.06. Pro Forma Adjustments for Acquisitions and Dispositions	~~35~~44
SECTION 1.07. Rounding	~~35~~45
SECTION 1.08. Interest Rates; LIBOR Notification	~~35~~45
ARTICLE II. The Credits	~~36~~45
SECTION 2.01. Commitments	~~36~~45
SECTION 2.02. Loans and Borrowings	~~36~~46
SECTION 2.03. Requests for Borrowings	~~37~~46
SECTION 2.04. [Section Intentionally Omitted]	~~37~~47
SECTION 2.05. Swingline Loans	~~37~~47
SECTION 2.06. Letters of Credit	~~38~~48
SECTION 2.07. Funding of Borrowings	~~43~~53
SECTION 2.08. Interest Elections	~~43~~53
SECTION 2.09. Termination and Reduction of Commitments; Increase in Revolving Commitments	~~45~~54
SECTION 2.10. Repayment and Amortization of Loans; Evidence of Debt	~~46~~56
SECTION 2.11. Prepayment of Loans	~~47~~57
SECTION 2.12. Fees	~~48~~58
SECTION 2.13. Interest	~~49~~59
SECTION 2.14. Alternate Rate of Interest; Illegality	~~49~~59
SECTION 2.15. Increased Costs	~~51~~62
SECTION 2.16. Break Funding Payments	~~52~~63
SECTION 2.17. Withholding of Taxes; Gross-Up	~~52~~63
SECTION 2.18. Payments Generally; Allocation of Proceeds; Sharing of Setoffs	~~54~~65
SECTION 2.19. Mitigation Obligations; Replacement of Lenders	~~56~~67
SECTION 2.20. Defaulting Lenders	~~57~~68
SECTION 2.21. Returned Payments	~~59~~70
SECTION 2.22. Banking Services and Swap Agreements	~~60~~70
ARTICLE III. Representations and Warranties	~~60~~71
SECTION 3.01. Organization; Powers	~~60~~71
SECTION 3.02. Authorization; Enforceability	~~60~~71
SECTION 3.03. Governmental Approvals; No Conflicts	~~60~~71
SECTION 3.04. Financial Condition; No Material Adverse Change	~~61~~71
SECTION 3.05. Properties	~~61~~72
SECTION 3.06. Litigation and Environmental Matters	~~61~~72
SECTION 3.07. Compliance with Laws and Agreements; No Default	~~62~~72
SECTION 3.08. Investment Company Status	~~62~~73
SECTION 3.09. Taxes	~~62~~73
SECTION 3.10. ERISA	~~62~~73
SECTION 3.11. Disclosure	~~62~~73
SECTION 3.12. Material Agreements	~~62~~73
SECTION 3.13. Solvency	~~62~~73
SECTION 3.14. Insurance	~~63~~74

i

SECTION 3.15. Capitalization and Subsidiaries	~~63~~74
SECTION 3.16. Security Interest in Collateral	~~63~~74
SECTION 3.17. Employment Matters	~~63~~74
SECTION 3.18. Margin Regulations	~~63~~74
SECTION 3.19. Use of Proceeds	~~64~~74
SECTION 3.20. No Burdensome Restrictions	~~64~~74
SECTION 3.21. Anti-Corruption Laws and Sanctions	~~64~~75
SECTION 3.22. EEA Financial Institutions	~~64~~75
SECTION 3.23. Plan Assets; Prohibited Transactions	~~64~~75
SECTION 3.24. Affiliate Transactions	~~64~~75
ARTICLE IV. Conditions	~~68~~79
SECTION 4.01. Effective Date	~~68~~79
SECTION 4.02. Each Credit Event	~~71~~82
ARTICLE V. Affirmative Covenants	~~71~~82
SECTION 5.01. Financial Statements; ~~Borrowing Base and~~ Other Information	~~72~~83
SECTION 5.02. Notices of Material Events	~~73~~85
SECTION 5.03. Existence; Conduct of Business	~~74~~86
SECTION 5.04. Payment of Obligations	~~74~~86
SECTION 5.05. Maintenance of Properties	~~75~~86
SECTION 5.06. Books and Records; Inspection Rights	~~75~~86
SECTION 5.07. Compliance with Laws and Material Contractual Obligations	~~75~~86
SECTION 5.08. Use of Proceeds	~~75~~87
SECTION 5.09. Accuracy of Information	~~76~~87
SECTION 5.10. Insurance	~~76~~87
SECTION 5.11. Casualty and Condemnation	~~76~~87
SECTION 5.12. Depository Banks	~~76~~88
SECTION 5.13. Additional Collateral; Further Assurances	~~76~~88
SECTION 5.14. Cash Management Systems	~~77~~89
SECTION 5.15. Health Care	~~78~~90
SECTION 5.16. Reportable Health Care Events	~~79~~91
SECTION 5.17. Managed Entities, Management Services Documents and Management Services Fees	~~80~~92
SECTION 5.18. JV Entity Accounts	~~81~~92
SECTION 5.19. Post-Closing Obligations	~~81~~93
SECTION 5.20. CARES Act	~~81~~93
ARTICLE VI. Negative Covenants	~~81~~93
SECTION 6.01. Indebtedness	~~82~~93
SECTION 6.02. Liens	~~83~~95
SECTION 6.03. Fundamental Changes	~~84~~96
SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions	~~85~~97
SECTION 6.05. Asset Sales	~~86~~98
SECTION 6.06. Sale and Leaseback Transactions	~~87~~99
SECTION 6.07. Swap Agreements	~~87~~99
SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness	~~87~~99
SECTION 6.09. Transactions with Affiliates	~~89~~100
SECTION 6.10. Restrictive Agreements	~~89~~101
SECTION 6.11. Amendment of Material Documents	~~89~~101
SECTION 6.12. Financial Covenants	~~90~~101
SECTION 6.13. Intragroup Obligations	~~90~~102
SECTION 6.14. Passive Holding Covenant	103
ARTICLE VII. Events of Default	~~91~~103

SECTION 7.01. Events of Default	~~91~~103
SECTION 7.02. Equity Cure	107
ARTICLE VIII. The Administrative Agent	~~94~~107
SECTION 8.01. Authorization and Action	~~94~~107
SECTION 8.02. Administrative Agent’s Reliance, Indemnification, Etc.	~~97~~110
SECTION 8.03. Posting of Communications	~~98~~111
SECTION 8.04. The Administrative Agent Individually	~~99~~112
SECTION 8.05. Successor Administrative Agent	~~99~~112
SECTION 8.06. Acknowledgements of Lenders and Issuing Banks	~~100~~113
SECTION 8.07. Collateral Matters	~~101~~115
SECTION 8.08. Credit Bidding	~~102~~116
SECTION 8.09. Certain ERISA Matters	~~103~~117
ARTICLE IX. Miscellaneous	~~104~~119
SECTION 9.01. Notices	~~105~~119
SECTION 9.02. Waivers; Amendments	~~106~~120
SECTION 9.03. Expenses; Indemnity; Damage Waiver	~~109~~123
SECTION 9.04. Successors and Assigns	~~110~~125
SECTION 9.05. Survival	~~114~~128
SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution	~~114~~128
SECTION 9.07. Severability	~~115~~129
SECTION 9.08. Right of Setoff	~~115~~130
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process	~~115~~130
SECTION 9.10. WAIVER OF JURY TRIAL	~~116~~131
SECTION 9.11. Headings	~~116~~131
SECTION 9.12. Confidentiality	~~116~~131
SECTION 9.13. Several Obligations; Nonreliance; Violation of Law	~~117~~132
SECTION 9.14. USA PATRIOT Act	~~118~~132
SECTION 9.15. Disclosure	~~118~~133
SECTION 9.16. Appointment for Perfection	~~118~~133
SECTION 9.17. Interest Rate Limitation	~~118~~133
SECTION 9.18. No Fiduciary Duty, etc	~~118~~133
SECTION 9.19. Marketing Consent	~~119~~134
SECTION 9.20. Acknowledgement and Consent to Bail-In of ~~EEA~~Affected Financial Institutions	~~119~~134
SECTION 9.21. Acknowledgement Regarding Any Supported QFCs	~~120~~135
SECTION 9.22. Joint and Several	136
SECTION 9.23. Judgment Currency	~~121~~137
SECTION 9.24. No Novation	137
ARTICLE X. Loan Guaranty	~~121~~137
SECTION 10.01. Guaranty	~~121~~137
SECTION 10.02. Guaranty of Payment	~~121~~137
SECTION 10.03. No Discharge or Diminishment of Loan Guaranty	~~122~~138
SECTION 10.04. Defenses Waived	~~122~~138
SECTION 10.05. Rights of Subrogation	~~123~~139
SECTION 10.06. Reinstatement; Stay of Acceleration	~~123~~139
SECTION 10.07. Information	~~123~~139
SECTION 10.08. Termination	~~123~~139
SECTION 10.09. Taxes	~~123~~139
SECTION 10.10. Maximum Liability	~~124~~140
SECTION 10.11. Contribution	~~124~~140
SECTION 10.12. Liability Cumulative	~~124~~140
SECTION 10.13. Keepwell	~~125~~141

ARTICLE XI. The Borrower Representative	141
SECTION 11.01. Appointment; Nature of Relationship	141
SECTION 11.02. Powers	141
SECTION 11.03. Employment of Agents	141
SECTION 11.04. Notices	141
SECTION 11.05. Successor Borrower Representative	142
SECTION 11.06. Execution of Loan Documents	142
SECTION 11.07. Reporting	142

SCHEDULES:

Commitment Schedule

Schedule 1.01(A) – JV Entities

Schedule 1.01(B) – Products

Schedule 2.12 – Letter of Credit Fees

Schedule 3.05 – Properties, etc.

Schedule 3.06 – Disclosed Matters

Schedule 3.12 – Material Agreements

Schedule 3.14 – Insurance

Schedule 3.15(a) – Capitalization and Subsidiaries

Schedule 3.15(b) – Organization Chart

Schedule 3.24 – Affiliate Transactions

Schedule 3.25 – Health Care Matters

Schedule 6.01 – Existing Indebtedness

Schedule 6.02 – Existing Liens

Schedule 6.04 – Existing Investments

Schedule 6.10 – Existing Restrictions

EXHIBITS:

Exhibit A –	Assignment and Assumption
Exhibit B-1 –	Borrowing Request
Exhibit B-2 –	Interest Election Request
Exhibit C –	Compliance Certificate
Exhibit D –	Joinder Agreement

CREDIT AGREEMENT dated as of October 22, 2019 (as it may be amended or modified from time to time, this “Agreement”), among CRH MEDICAL CORPORATION, a corporation incorporated under the laws of British Columbia, and CRH MEDICAL CORPORATION, ~~as Borrower,~~a Delaware corporation, as Borrowers, WELL ACQUISITION CORP (US) INC., a Delaware corporation and the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent.

PRELIMINARY STATEMENT

WHEREAS, to refinance certain outstanding credit facilities and to finance the ongoing general corporate purposes of the ~~Borrower~~Borrowers as further provided in this Agreement, the ~~Borrower has~~Borrowers have requested, on and following the Fifth Amendment Effective Date, that the Lenders extend credit to the ~~Borrower~~Borrowers in the form of Revolving Loans to the ~~Borrower~~Borrowers from time to time in an aggregate amount following the Fifth Amendment Effective Date not to exceed $~~125,000,000~~175,000,000; and

WHEREAS, in connection with the foregoing and as an inducement for the Lenders to extend the credit contemplated hereunder, (i) ~~the~~each Borrower has agreed to secure all of its Secured Obligations by granting to the Administrative Agent, for the benefit of the Lenders, a first priority lien on substantially all of ~~the~~such Borrower’s assets, including a pledge of all of the Equity Interests of certain Subsidiaries of ~~the~~each Borrower and (ii) the Guarantors have agreed to guarantee the Secured Obligations and to secure such guarantees by granting to the Administrative Agent, for the benefit of the Lenders, a first priority lien on substantially all of each Guarantor’s respective assets, including a pledge of all of the Equity Interests of certain of their respective Subsidiaries;

NOW THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account” shall have the meaning set forth in Article 9 of the UCC.

“Account Debtor” means any Person obligated on an Account.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which any Loan Party (a) acquires any going business or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests of a Person.

~~CRH    JPM Credit Agreement 4824 3252 2403 v16.docx~~

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“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period or for any CBFR Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Adjusted One Month LIBOR Rate” means, for any day, an interest rate per annum equal to the sum of (i) 2.50% plus (ii) the Adjusted LIBO Rate for a one-month interest period on such day (or if such day is not a Business Day, the immediately preceding Business Day); provided that for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate at approximately 11:00 a.m. London time on such day; provided further, that if the LIBO Screen Rate at such time shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Administrative Agent” means JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person.

“Agent Indemnitee” has the meaning assigned to it in Section 9.03(c).

“Aggregate Revolving Exposure” means, at any time, the aggregate Revolving Exposure of all the Lenders at such time (with the Swingline Exposure of each Lender calculated assuming that all of the Lenders have funded their participations in all Swingline Loans outstanding at such time).

“Ancillary Document” has the meaning assigned to it in Section 9.06(b).

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to ~~the~~any Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the Corruption of Foreign Public Officials Act (Canada).

“Applicable Parties” has the meaning assigned to it in Section 8.03(c).

“Applicable Percentage” means, at any time with respect to any Lender, with respect to Revolving Loans, LC Exposure, or Swingline Loans, a percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment at such time and the denominator of which is the aggregate Revolving Commitments at such time (provided that if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the Aggregate Revolving Exposure at such time); provided that in accordance with Section 2.20, so long as any Lender shall be a Defaulting Lender, such Defaulting Lender’s Revolving Commitment shall be disregarded in the calculations above.

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“Applicable Rate” means, for any day, with respect to any Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Commitment CBFR Spread”, “Revolving Commitment Eurodollar Spread” or “Commitment Fee Rate”, as the case may be, based upon the Total Leverage Ratio as of the most recent determination date, provided that until the delivery to the Administrative Agent, pursuant to Section 5.01, of the ~~Borrower~~Borrowers’ ~~s~~ consolidated financial information for the ~~Borrower~~Borrowers’ ~~s~~ first fiscal quarter ending after the Fifth Amendment Effective Date, the “Applicable Rate” shall be the applicable rates per annum set forth below in Category ~~2~~1:

Total Leverage Ratio	Revolving Commitment CBFR Spread	Revolving Commitment Eurodollar ~~-~~Spread	Commitment Fee Rate
Category 1 > 4.00 to 1.0	1.50%	2.50%	0.45%
Category 2 < 4.00 to 1.0 but > 3.00 to 1.0	1.00%	2.00%	0.40%
Category ~~1~~3 < 3.00 to 1.0 but > 2.00 to 1.0	0.75%	1.75%	0.35%
Category ~~2~~4 < 2.00 to 1.0 but > 1.00 to 1.0	0.50%	1.50%	0.30%
Category ~~3~~5 < 1.00 to 1.0	0.25%	1.25%	0.25%

For purposes of the foregoing, (a) the Applicable Rate shall be determined as of the end of each fiscal quarter of the ~~Borrower~~Borrowers, based upon the annual or quarterly consolidated financial statements delivered pursuant to Section 5.01 and (b) each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that at the option of the Administrative Agent or at the request of the Required Lenders, if the ~~Borrower fails~~Borrowers fail to deliver the annual or quarterly consolidated financial statements required to be delivered by it pursuant to Section 5.01, the Total Leverage Ratio shall be deemed to be in Category 1 during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

If at any time the Administrative Agent determines, acting reasonably, that the financial statements upon which the Applicable Rate was determined were incorrect (whether based on a restatement, fraud or otherwise), the ~~Borrower~~Borrowers shall be required to retroactively pay any additional amount that the ~~Borrower~~Borrowers would have been required to pay if such financial statements had been accurate at the time they were delivered.

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“Approved Electronic Platform” has the meaning assigned to it in Section 8.03(a).

“Approved Fund” has the meaning assigned to the term in Section 9.04(b).

“~~Arranger~~ Arrangers” means JPMorgan Chase Bank, N.A., Canadian Imperial Bank of Commerce and HSBC Bank Canada in ~~its capacity as sole bookrunner~~their capacities as joint bookrunners and ~~sole~~joint lead ~~arranger~~arrangers hereunder.

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent.

“Available JV Entity Cash Flow” means, with respect to any JV Entity for each calendar month, ~~the~~each Borrower’s or other applicable Loan Party’s or applicable Subsidiary’s pro rata share of the amount equal to (i) all revenues and receipts from the conduct of the business of such JV Entity (excluding amounts contributed by the members of such JV Entity to the capital of such JV Entity and net of any refunds, credits, and similar adjustments) during such calendar month less the portion of such revenues and receipts used to pay (or, if determined in good faith as reasonably necessary by the directors, managers or members, as applicable, of such JV Subsidiary, reserved to pay) expenses and liabilities of such JV Entity during such calendar month (including, without limitation, tax withholdings or payments, debt payments, capital improvements and replacement and contingency payments, but excluding without limitation, depreciation, amortization, cost recovery deductions, or similar allowances).

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (g) of Section 2.14.

“Availability” means, at any time, an amount equal to (a) the aggregate Revolving Commitments minus (b) the Aggregate Revolving Exposure.

“Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Credit Maturity Date and the date of termination of the Revolving Commitments.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom. Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

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“Banking Services” means each and any of the following bank services provided to any Loan Party or any Subsidiary by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services and cash pooling services).

“Banking Services Obligations” means any and all obligations of the Loan Parties or its Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Bankruptcy Event” means, with respect to any Person, when such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding or proposal, or has had a receiver, interim receiver, receiver and manager, judicial manager, monitor, sequestrator, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization (by way of voluntary arrangement scheme of arrangement or otherwise) or liquidation of its business, appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding, proposal or appointment or has had any order for relief in such proceeding entered in respect thereof, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the U.S. or Canada or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Benchmark” means, initially, LIBO Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to LIBO Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (c) or clause (d) of Section 2.14.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1)    the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment;

(2)    the sum of (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment;

(3)    the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;

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provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above).

If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(a)    the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;

(b)    the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower Representative for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities;

provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.

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“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “CBFR,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;

(3)    in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower Representative pursuant to Section 2.14(d); or

(4)    in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

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“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrower” means ~~CRH Medical Corporation, a corporation incorporated under the laws of British Columbia~~, individually or collectively, CRH Canada and CRH Delaware.

“Borrower Representative” has the meaning assigned to such term in Section 11.01.

“Borrowing” means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect and (b) a Swingline Loan.

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“Borrowing Request” means a request by the Borrower Representative for a Borrowing in accordance with Section 2.03, which shall be substantially in the form of Exhibit B-1 hereto or any other form approved by the Administrative Agent.

“Burdensome Restrictions” means any consensual encumbrance or restriction of the type described in clause (a) or (b) of Section 6.10.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City and in Vancouver, British Columbia are authorized or required by law to remain closed; provided that when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for general business in London.

“Canadian Pension Event” means with respect to any Plan described in clause (ii) of the definition thereof, a situation or circumstance where an unfunded liability, solvency, deficiency or wind-up deficiency, whether or not due with respect to a Plan, exists in excess of that permitted by law and (a) the whole or partial withdrawal of a Loan Party from a Plan during a plan year; or (b) the filing of a notice of interest to terminate in whole or in part a Plan or the treatment of a Plan amendment as a termination or partial termination; or (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or partial termination of winding up or the appointment of a trustee to administer, any Plan.

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the ~~Borrower~~Loan Parties and ~~its~~their Subsidiaries prepared in accordance with ~~GAAP~~IFRS.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under ~~GAAP~~IFRS, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with ~~GAAP~~IFRS.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, and applicable rules and regulations.

“CARES Allowable Uses” means “allowable uses” of proceeds of a SBA PPP Loan as described in Section 1102 of the CARES Act.

“CB Floating Rate” means the Prime Rate; provided that the CB Floating Rate shall never be less than the Adjusted One Month LIBOR Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day). Any change in the CB Floating Rate due to a change in the Prime Rate or the Adjusted One Month LIBOR Rate shall be effective from and including the effective date of such change in the Prime Rate or the Adjusted One Month LIBOR Rate, respectively.

“CBFR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the CB Floating Rate.

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“CHAMPVA” means the Civilian Health and Medical Program of the Department of Veterans Affairs, a program of medical benefits covering retirees and dependents of former members of the armed services administered by the United States Department of Veterans Affairs, and all Requirements of Law governing such program.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of ~~the  Borrower~~Well Health, (b) ~~occupation at  any time of a majority   of the seats (other  than vacant  seats)  on  the  board of direc tors of the  Borrower by Persons who were not~~Well Health shall cease to own free and clear of all Liens or other encumbrances, 100% of the outstanding voting Equity Interests of CRH Canada on a fully diluted basis; (c) Well Health shall cease to own, directly or indirectly, free and clear of all Liens or other encumbrances, 100% of the outstanding voting Equity Interests of CRH Delaware on a fully diluted basis; (~~i~~d) ~~directors of the Borrower on~~Holdings shall cease to own, free and clear of all Liens (other than in favor of Administrative Agent) or other encumbrances, 100% of the outstanding voting Equity Interests of CRH Delaware on a fully diluted basis; (e) the ~~date~~acquisition of ~~this Agreement, nominated, appointed or approved for consideration by shareholders for election by the board of directors of the~~direct or indirect Control of either Borrower by any Person or group other than Well Health; or (~~ii~~f) ~~appointed by directors so nominated, appointed or approved or (c) the Borrower~~CRH Delaware shall cease to own, free and clear of all Liens (other than in favor of Administrative Agent) or other encumbrances, at least 51% of the outstanding voting Equity Interests of each Subsidiary (other than JV Entities) of ~~the Borrower~~CRH Delaware on a fully diluted basis.

“Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Charges” has the meaning assigned to such term in Section 9.17.

“Chase” means JPMorgan Chase Bank, N.A., Toronto Branch, an authorized foreign branch of JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.

“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Swingline Loans and (b) any Lender, refers to whether such Lender has a Loan of a particular Class.

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“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be, become or be intended to be, subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the Lenders and other Secured Parties, to secure the Secured Obligations.

“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance satisfactory to the Administrative Agent, between the Administrative Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Collateral Documents” means, collectively, each Security Agreement, each Well Health Limited Recourse Guarantee and Pledge, and any other agreements, control agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations, including, without limitation, all other security agreements, confirmations of security interests in intellectual property, pledge agreements, mortgages, deeds of trust, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, notices, financing statements, collateral assignments of the Management Services Documents to which any Loan Party is a party thereto, and all other written matter whether theretofore, now or hereafter executed by any Loan Party and delivered to the Administrative Agent.

“Commitment Schedule” means the Schedule attached hereto identified as such.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning assigned to such term in Section 8.03(c).

“Compliance Certificate” has the meaning assigned to such term in Section 5.01(c) hereof.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Deposit Account” has the meaning assigned to such term in Section 5.14(b).

“Corporate Practice of Medicine Laws” means any Requirements of Law (i) that prohibit any Person other than licensed physicians or entities whose equity interests are owned exclusively by licensed physicians from practicing medicine or employing licensed physicians to provide professional medical services, (ii) relating to the compensation relationship between a Loan Party or a Subsidiary and a Managed Entity, (iii) relating to physician fee-splitting prohibitions, or (iv) relating to the ownership and operation of professional corporations or professional limited liability companies.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

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“COVID-19 Relief Program Funds” means any funds received in connection with any Requirement of Law or program involving any Governmental Authority providing or expanding any loan, guaranty, investment, participation, grant, program or other assistance in response to or to provide relief for the COVID-19 pandemic, including, without limitation, any funds received pursuant the Medicare Accelerated and Advance Payment Program, the CARES Act Provider Relief Fund, or the Paycheck Protection Program.

“Credit Party” means the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender.

“CRH Anesthesia” means CRH Anesthesia Management, LLC, a Delaware limited liability company and wholly-owned indirect Subsidiary of ~~the Borrower~~CRH Delaware.

“CRH Canada” means, (i) prior to the consummation of the Well Health Reorganization on the Fifth Amendment Effective Date, Pre-Amalgamation CRH, and (ii) immediately following the Well Health Reorganization, Well Health Acquisition Corp., a corporation incorporated under the laws of British Columbia with British Columbia registration number BC1286967 (to be renamed immediately after the consummation of the Well Health Acquisition as “CRH Medical Corporation”), a wholly-owned direct Subsidiary of Well Health, and automatic acquiror by operation of British Columbia law of all the property, rights, interests and obligations and liabilities of Pre-Amalgamation CRH as a result of the Well Health Reorganization, including, without limitation, the Secured Obligations and the role of Pre-Amalgamation CRH under this Agreement.

“CRH Delaware” means CRH Medical Corporation, a Delaware corporation and wholly-owned direct Subsidiary of ~~the Borrower~~Holdings and wholly-owned indirect Subsidiary of Well Health.

“CRH GAA” means CRH GAA, PLLC, a Texas professional limited liability company all the Equity Interests of which are directly owned by [REDACTED].

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

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“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower Representative or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Disclosed Matters” means the actions, suits, proceedings and environmental matters disclosed in Schedule 3.06.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Equity Interest” shall mean any Equity Interest that, by its terms or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payment of interest, dividends or other distributions in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interest that would constitute Disqualified Equity Interests, in each case, prior to the date that is one hundred eighty (180) days after the latest date on which any Loan matures.

“Dividing Person” has the meaning assigned to it in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“dollars” or “$” refers to lawful money of the U.S.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States (but excluding any territory or possession thereof).

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“Early Opt-in Election” means, if the then-current Benchmark is LIBO Rate, the occurrence of:

(1)    a notification by the Administrative Agent to (or the request by the Borrower Representative to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(2)    the joint election by the Administrative Agent and the Borrower Representative to trigger a fallback from LIBO Rate and the provision by the Administrative Agent of written notice of such election to the Lenders.

“EBITDA” means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Net Finance Expense for such period, (ii) Income Tax Expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary non-cash charges for such period, (v) any other non-cash charges for such period, including stock-based compensation (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period and any non-cash charge that relates to the write-down or write-off of inventory), ~~and~~ (vi) costs and expenses incurred in connection with ~~permitted acquisitions~~Permitted Acquisitions in an aggregate amount not to exceed [REDACTED]% of EBITDA during such period (calculated prior to giving effect to such addback for such period in the calculation of EBITDA), (vii) Public Company Costs in an aggregate amount not to exceed $[REDACTED] during such period~~,~~ and (viii) fees, costs and expenses associated with the closing of the Well Health Acquisition and the Fifth Amendment minus (b) without duplication and to the extent included in Net Income, (i) any cash payments made during such period in respect of non-cash charges described in clause (a)(v) taken in a prior period and (ii) any extraordinary gains and any non-cash items of income for such period, all calculated for the Loan Parties and their Subsidiaries on a consolidated basis in accordance with ~~GAAP~~IFRS, minus (c) the difference between (i) EBITDA attributable to Subsidiaries that are not Loan Parties and JV Entities during such period, and (ii) cash distributions received by the ~~Borrower~~Borrowers from such Subsidiaries that are not Loan Parties and JV Entities during such period (if such difference shall be negative, the amount shall be deemed to be zero for the purposes of this clause (c)).

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

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“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, web portal access for the ~~Borrower~~Borrowers and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or the Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to (i) the environment, (ii) preservation or reclamation of natural resources, (iii) the management, Release or threatened Release of any Hazardous Material or (iv) health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of ~~the~~any Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b)    the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c)    any exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with ~~the~~a Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by ~~the~~any Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by ~~the~~any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by ~~the~~any Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of ~~the~~any Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan; ~~or~~ (g) the receipt by ~~the~~any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from ~~the~~any Borrower or any ERISA Affiliate of any notice, concerning the imposition upon ~~the~~any Borrower or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in critical status or in reorganization, within the meaning of Title IV of ERISA; or (h) a Canadian Pension Event.

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“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excluded Account” has the meaning assigned to such term in Section 5.14.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Revolving Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Revolving Commitment (other than pursuant to an assignment request by the Borrower Representative under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Revolving Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any withholding Taxes imposed under FATCA or Part XIII of the Income Tax Act (Canada).

“Existing CRH GAA Indebtedness” means Indebtedness incurred by CRH GAA under the Promissory Note and Security Agreement dated as of May 31, 2016 between CRH GAA, as borrower and CRH Delaware, as lender, as amended prior to the Effective Date and as may be amended from time to time thereafter as permitted under this Agreement.

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“Existing GAA Indebtedness” means Indebtedness incurred by GAA under the Promissory Note and Security Agreement dated as of December 1, 2014 between GAA, as borrower and CRH Delaware, as lender, as amended prior to the Effective Date and as may be amended from time to time thereafter as permitted under this Agreement.

“Existing Intercompany Indebtedness” means, collectively, the Existing CRH GAA Indebtedness, the Existing GAA Indebtedness and the Existing [REDACTED] Indebtedness; provided that notwithstanding anything in any agreement for any Existing Intercompany Indebtedness, in no event shall CRH Delaware assign any of its rights, title or interest under any Existing Intercompany Indebtedness to any Person other than to the Administrative Agent for the benefit of the Secured Parties.

“Existing [REDACTED] Indebtedness” means Indebtedness incurred by CRH GAA under the Promissory Note and Security Agreement dated as of December 1, 2014 between [REDACTED], as borrower and CRH Delaware, as lender, as amended prior to the Effective Date and as may be amended from time to time thereafter as permitted under this Agreement.

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FDA” means the U.S. Food and Drug Administration and any successor entity.

“FDA Laws” means all applicable statutes, rules, regulations, standards, guidelines, policies and orders administered or issued by the FDA (including without limitation, the FDCA), Health Canada (including, without limitation, the Food and Drugs Act (Canada) and the Food and Drug Regulations (Canada)) or any other foreign Governmental Authority responsible for drug and health product safety having jurisdiction over ~~the~~Holdings, a Borrower, a Subsidiary or a Managed Entity.

“FDCA” means the Federal Food, Drug, and Cosmetic Act of 1938, or any successor statute thereto, and the regulations, guidelines, guidance documents, and compliance policy guides issued or promulgated thereunder.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Fifth Amendment to Credit Agreement and Consent” means the Fifth Amendment to Credit Agreement and Consent, dated as of the Fifth Amendment Effective Date among the Borrowers, the Guarantors, the Lenders, and the Administrative Agent.

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“Fifth Amendment Effective Date” means April 22, 2021.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of ~~the~~a Borrower.

“Fixed Charge Coverage Ratio” means, for any period, the ratio of (a) EBITDA, minus Unfinanced Capital Expenditures paid in cash during such period, minus expense for income taxes paid in cash during such period, minus Restricted Payments paid in cash during such period (provided that, for the avoidance of doubt, Restricted Payments for purposes of such deduction shall exclude the proceeds of Revolving Loans made on the Fifth Amendment Effective Date used to finance a portion of the consideration for the Well Health Acquisition) to (b) (without duplication of any items subtracted from EBITDA in clause (a) of this definition) Fixed Charges, all calculated for the Loan Parties and their Subsidiaries for such period on a consolidated basis in accordance with IFRS; provided that solely for purposes of Section 6.12(a), to the extent any Loan Party or Subsidiary makes any permitted acquisition or permitted disposition during the period of four fiscal quarters of the Borrowers most recently ended, the Fixed Charge Coverage Ratio (including, without limitation, the calculation of EBITDA and Net Income used therein) shall be calculated after giving pro forma effect thereto in accordance with Section 1.06.

“Fixed Charges” means, for any period, without duplication, Paid Cash Interest, plus scheduled principal payments on Indebtedness made or to be made, all calculated for the Loan Parties and their Subsidiaries for such period on a consolidated basis in accordance with IFRS. Notwithstanding the foregoing, for each of the fiscal quarters ending June 30, 2021, September 30, 2021, and December 31, 2021, Fixed Charges for such four (4) consecutive fiscal quarters then ended shall be calculated as follows: (A) for the period ending on June 30, 2021, by multiplying the amount of Fixed Charges above for the one fiscal quarter ended on such date by four, (B) for the period ending on September 30, 2021, by multiplying the amount of Fixed Charges above for the two fiscal quarters ended on such date by two and (C) for the period ending on December 31, 2021, by multiplying the amount of Fixed Charges above for the three fiscal quarters ended on such date by 4/3.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBO Rate.

“Foreign Lender” means (a) if ~~the~~a Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if ~~the~~a Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which ~~the~~such Borrower is resident for tax purposes.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Funding Account” ~~has the meaning assigned to such term in Section 4.01(h)~~means the deposit account of the Borrower Representative to which the Administrative Agent is authorized by the Borrowers to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement.

“GAA” means Gastroenterology Anesthesia Associates, LLC, a Georgia limited liability company and a wholly-owned direct Subsidiary of [REDACTED].

“GAA Earn Out” means earn out amounts payable by GAA to [REDACTED] in connection with the acquisition of the assets of [REDACTED], when such amounts are earned.

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“GAAP” means generally accepted accounting principles in the U.S.

“Governmental Authority” means the government of the U.S., Canada, any other nation or any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Governmental Authority” shall include any agency, branch or other governmental body (federal, state or provincial) charged with the responsibility, or vested with the authority to administer or enforce, any Health Care Laws.

“Governmental Payor Program” means any “federal health care program” as defined in 42 U.S.C. § 1320a-7b(f), which includes (as applicable) Medicare, Medicaid, TRICARE, CHAMPVA and any “state health care program” as defined in 42 U.S.C. §1320a-7(h).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guaranteed Obligations” has the meaning assigned to such term in Section 10.01.

“Guarantors” means all Loan Guarantors and all non-Loan Parties who have delivered an Obligation Guaranty, and the term “Guarantor” means each or any one of them individually.

“Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) ~~or~~, by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto), or which are regulated pursuant to or prohibited under any Environmental Law; and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical.

“Health Care Compliance Program” has the meaning assigned to such term in Section 3.25(k).

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“Health Care Laws” means, to the extent applicable to a Loan Party, Subsidiary or Managed Entity, all Requirements of Law relating in any way to (a) the provision of, or payment for, health care services, items or supplies; (b) health care fraud and abuse, including, the following statutes, as amended and in effect from time to time, and any successor statutes thereto and the regulations promulgated thereunder: the federal Anti-Kickback Statute (42 U.S.C. § 1320a7b(b)), the federal Stark Law (42 U.S.C. § 1395nn and §1395(q)), the federal civil False Claims Act (31 U.S.C. § 3729 et seq.); the federal Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a); the federal Exclusions Law (42 U.S.C. §1320a-7b); the federal Health Care Fraud Law (18 U.S.C. §1347), the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (Pub. L. No. 108173), the Criminal Code (Canada) and the Medicare Protection Act (British Columbia) and other legal requirements relating to self-referral, anti-kickback, illegal remuneration, fraud and abuse or the defrauding of or making of any false claim, false statement or misrepresentation of material facts to any Third Party Payor Program; (c) the billing, coding or submission of health care claims to any Third Party Payor Program for reimbursement; (d) the licensure and registration of third party administrators, health care providers and health care facilities; (e) Information Privacy or Security Laws; (f) Corporate Practice of Medicine Laws; (g) health planning or rate setting, including certificate of need requirements; (h) the provision of free or discounted health care services; (i) the manufacture, sale, marketing, promotion, storage, prescription or handling of medical devices and any other FDA-regulated products, including FDA Laws and all applicable rules and requirements of the FDA or the U.S. Drug Enforcement Administration and the U.S. Food & Drug Administration; (j) all applicable professional standards regulating medical device manufacturers; (k) pharmacy or clinical laboratory operations, including the Clinical Laboratory Improvement Amendments, (l) the federal Physician Sunshine Act; and (m) the disposal of medical waste.

“Health Care Permits” means, any permit, approval, consent, authorization, license, provisional license, registration, certificate, certification, certificate of need, qualification, operating authority, concession, grant, franchise, variance or permission from any Governmental Authority required under applicable Health Care Laws.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations, as amended by the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009), and as the same may be further amended, modified or supplemented from time to time.

“Holdings” means WELL Acquisition Corp (US) Inc., a Delaware corporation, and direct wholly-owned Subsidiary of Well Health.

“IFRS” means the body of pronouncements issued by the International Accounting Standards Board (“IASB”), including International Financial Reporting Standards and interpretations approved by the IASB, International Accounting Standards and Standing Interpretations Committee interpretations approved by the predecessor International Accounting Standards Committee and adapted for use in the European Union.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate.”

“Income Tax Expense” means, with reference to any period, total income tax expense for such period, net of tax refunds, calculated for the Loan Parties and their Subsidiaries on a consolidated basis for such period in accordance with ~~GAAP~~IFRS.

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“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) obligations under any earn-out (which for all purposes of this Agreement shall be valued in accordance with ~~GAAP~~IFRS), (l) any other Off-Balance Sheet Liability, and (m) obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Swap Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Ineligible Institution” has the meaning assigned to such term in Section 9.04(b).

“Information” has the meaning assigned to such term in Section 9.12.

“Information Privacy or Security Laws” means HIPAA and any other Requirement of Law concerning the privacy or security of personal information, including state data breach notification laws, state health information privacy laws, and state consumer protection laws.

~~“Interest Coverage Ratio” means, for any period, the ratio of (a) EBITDA for such period to (b) Paid Cash Interest for such period; provided that solely for purposes of Section 6.12(a), to the extent the Borrower or any Subsidiary makes any permitted acquisition or permitted disposition during the period of four fiscal quarters of the Borrower most recently ended, the Interest Coverage Ratio (including, without limitation, the calculation of EBITDA and Net Income used therein) shall be calculated after giving pro forma effect thereto in accordance with Section 1.06.~~

“Interest Election Request” means a request by the Borrower Representative to convert or continue a Borrowing in accordance with Section 2.08, which shall be substantially in the form of Exhibit B-2 hereto or any other form approved by the Administrative Agent.

“Interest Payment Date” means (a) with respect to any CBFR Loan (other than a Swingline Loan), the first day of each calendar month and the Revolving Credit Maturity Date, (b) with respect to any Eurodollar Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Revolving Credit Maturity Date, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the Revolving Credit Maturity Date.

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“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Eurodollar Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower Representative may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Intragroup Obligations” means all present and future debts, liabilities and obligations of any kind owing or remaining unpaid by any Loan Party to another Loan Party, including, without limitation, under the Existing Intercompany Indebtedness.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“IRS” means the United States Internal Revenue Service.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Issuing Bank” means, individually and collectively, each of Chase, in its capacity as the issuer of Letters of Credit hereunder and any other Revolving Lender from time to time designated by the Borrower Representative as an Issuing Bank, with the consent of such Revolving Lender and the Administrative Agent, and their respective successors in such capacity as provided in Section 2.06(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by its Affiliates, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.06 with respect to such Letters of Credit). At any time there is more than one Issuing Bank, all singular references to the Issuing Bank shall mean any Issuing Bank, either Issuing Bank, each Issuing Bank, the Issuing Bank that has issued the applicable Letter of Credit, or both (or all) Issuing Banks, as the context may require.

“Issuing Bank Sublimit” means, as of the Effective Date, (i) $5,000,000, in the case of Chase and (ii) such amount as shall be designated to the Administrative Agent and the Borrower Representative in writing by an Issuing Bank; provided that any Issuing Bank shall be permitted at any time to increase or reduce its Issuing Bank Sublimit upon providing five (5) days’ prior written notice thereof to the Administrative Agent and the Borrower Representative.

“Joinder Agreement” means a Joinder Agreement in substantially the form of Exhibit D.

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“JV Entity” means (i) any entity set forth on Schedule 1.01(A) attached hereto, and (ii) any other entity formed by a Loan Party or Subsidiary or acquired pursuant to a Permitted Acquisition and in each case under this clause (ii) designated by the Borrower Representative as a JV Entity and in which the Loan Parties directly or indirectly own or control a majority (but not all) of the Equity Interests. For the avoidance of doubt, any entity characterized or designated under this Agreement as a JV Entity or a Subsidiary may also be characterized or designated as a Managed Entity; provided however that in no event shall any of the Equity Interests in such a JV Entity also characterized or designated as a Managed Entity (if any) be owned by a Loan Party.

“JV Entity Document” and “JV Entity Documents” means individually or collectively, as applicable, the organizational documents for each JV Entity, and any and all stock transfer restriction agreements, equity transfer restriction agreements, shareholder agreements and similar agreements affecting or relating to the equity interests of each respective JV Entity.

“JV Entity Permitted Debt” means:

(a)    unsecured working capital loans used to finance the day to day operations of a JV Entity, provided that the aggregate amount of such loans does not exceed $[REDACTED] per JV Entity;

(b)    Indebtedness of a JV Entity under or in connection with unsecured short term intercompany loans made available to a JV Entity by a Loan Party for initial working capital purposes following the Permitted Acquisition of such JV Entity:

(i)    with a maturity date of no more than the earlier of one hundred and twenty days (120) from the date of advance of such loan and the closing date of the Permitted Acquisition;

(ii)    whereby payment obligations, when aggregated with any similar Indebtedness of any other JV Entity owing to the Loan Parties, do not exceed $[REDACTED] in any fiscal year of the ~~Borrower~~Borrowers; and

(iii)    such Indebtedness is not entered into when a Default has occurred and is continuing, or a Default would occur as a result of the same; and

(c)    other Indebtedness of a JV Entity expressly consented to by the Administrative Agent in writing.

“LC Collateral Account” has the meaning assigned to such term in Section 2.06(j).

“LC Disbursement” means any payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all standby Letters of Credit outstanding at such time plus (b) the aggregate amount of all LC Disbursements relating to standby Letters of Credit that have not yet been reimbursed by or on behalf of the ~~Borrower~~Borrowers at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate LC Exposure at such time.

“Lenders” means the Persons listed on the Commitment Schedule and any other Person that shall have become a Lender hereunder pursuant to Section 2.09 or an Assignment and Assumption or otherwise, other than any such Person that ceases to be a Lender hereunder pursuant to an Assignment and Assumption or otherwise. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender and the Issuing Bank.

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“Letters of Credit” means the letters of credit issued pursuant to this Agreement, and the term “Letter of Credit” means any one of them or each of them singularly, as the context may require.

“Letter of Credit Agreement” has the meaning assigned to it in Section 2.06(b).

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any applicable Interest Period or for any CBFR Borrowing, the LIBO Screen Rate at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”), then the LIBO Rate shall be the Interpolated Rate, subject to Section 2.14 in the event that the Administrative Agent shall conclude that it shall not be possible to determine such Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error). Notwithstanding the above, to the extent that “LIBO Rate” or “Adjusted LIBO Rate” is used in connection with a CBFR Borrowing, such rate shall be determined as modified by the definition of Adjusted One Month LIBOR Rate.

“LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period or for any CBFR Borrowing, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars) for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than zero, such rate shall be deemed to zero for the purposes of this Agreement.

“Licensed Providers” means any Person required to hold a Health Care Permit or professional license to practice such Person’s profession (including any physician, physician assistant or nurse) and who is engaged in the delivery of professional Medical Services for or on behalf of any Loan Party, Subsidiary or Managed Entity, whether engaged as employees, leased personnel or independent contractors.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Liquidity” means, on any date the same is to be determined, the sum of (i) Availability, plus (ii) Unrestricted Cash.

“Loan Documents” means, collectively, this Agreement, each promissory note issued pursuant to this Agreement, each Letter of Credit Agreement, each Collateral Document, the Loan Guaranty, any Obligation Guaranty and each other agreement, instrument, document and certificate identified in Section 4.01 or the Fifth Amendment to Credit Agreement and Consent, in each case executed and delivered to, or in favor of, the Administrative Agent or any Lender and including each other pledge, power of attorney, consent, assignment, contract, notice, letter of credit agreement, letter of credit applications and any agreements between the Borrower Representative and the Issuing Bank regarding the Issuing Bank’s Issuing Bank Sublimit or the respective rights and obligations between the ~~Borrower~~Borrowers and the Issuing Bank in connection with the issuance of Letters of Credit. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

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“Loan Guarantor” means each Loan Party.

“Loan Guaranty” means Article X of this Agreement.

“Loan Parties” means, collectively, (i) Holdings, (ii) the ~~Borrower~~Borrowers and ~~the  Borrower’s~~their Domestic Subsidiaries (other than the JV Entities), (~~ii~~iii) [REDACTED], CRH GAA and NC GAA, P.C. and each of their respective Domestic Subsidiaries (other than the JV Entities) and (~~iii~~iv) and any other Person who becomes a party to this Agreement pursuant to a Joinder Agreement in accordance with Section 5.13 and their respective successors and assigns, and the term “Loan Party” shall mean any one of them or all of them individually, as the context may require.

“Loans” means the loans and advances made by the Lenders pursuant to this Agreement, including, without limitation, Swingline Loans.

“Managed Entity” means any Person (other than a Loan Party or a Subsidiary of a Loan Party) that is engaged in the delivery of health care services to patients, including without limitation any health care clinic, practice or ambulatory surgery center, or Person (other than a Loan Party or a Subsidiary of a Loan Party) owning or operating any such Person, for which a Loan Party or any of its Subsidiaries performs management, administrative and/or business services pursuant to Management Services Documents, whether now in effect or entered into after the Effective Date as permitted by this Agreement, and in each case from whom the total management services fees (or other similar fees and revenue) collected by the Loan Parties and any other Subsidiaries are or are reasonably likely to be (as reasonably determined by the Loan Parties and their Subsidiaries) at least $[REDACTED] in any fiscal year of the ~~Borrower.~~ Borrowers. Neither GI Anesthesia of Georgia, LLC nor any of the “Practice Sites” identified in the UD Management Agreement shall be considered “Managed Entities” so long as the engagement of CRH Anesthesia by such Persons is solely pursuant to and in accordance with the UD Management Agreement.

“Managed Entity Owner Agreements” means any stock transfer restriction agreement, nominee owner agreement, business continuity agreement or other similar agreement between a Loan Party and each ~~physician owner~~Owner Physician of a Managed Entity which receives management services from such Loan Party pursuant to a Management Services Agreement.

“Managed Entity Security Agreements” means, to the extent ever applicable, any deficit funding loan agreements, security agreement, or other similar agreements, documents and instruments between a Managed Entity and a Loan Party which provides management services to such Managed Entity, pursuant to which the Managed Entity provides, as security for all or any portion of its obligations and liabilities under any Management Services Agreement or deficit funding loan agreement to which it is a party with any Loan Party, a Lien on its assets in favor of such Loan Party.

“Management Services Agreements” means any management agreement or other management services agreement, administrative services agreement or similar agreement entered into between or among any Loan Party or any Managed Entity, as the same may be amended, restated, supplemented or otherwise modified from time to time.

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“Management Services Document Termination Event” means the occurrence of any event that allows any party to such Management Services Document the right to terminate such agreement.

“Management Services Documents” means, collectively, (1) the Management Services Agreements, (2) Managed Entity Security Agreements, (3) the Managed Entity Owner Agreements, and (4) any other agreement(s) which sets forth any administrative, management, or support services arrangements, or any funding or financing arrangements between a Loan Party or a Subsidiary and any Managed Entity, whether executed and delivered on or after the Effective Date, and all other agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith and to which Loan Party or any of its Subsidiaries is a party, all of the foregoing as shall be reasonably acceptable in form and substance to the Administrative Agent and as may be amended, restated or otherwise modified from time to time as permitted by the terms of this Agreement.

“Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable.

“Material” means (except when used as part of another term defined in a Loan Document), with reference to the matter, condition or circumstance described as Material, that it would reasonably be considered a relevant factor by a prudent lender in connection with its extension of credit to a borrower or other obligor, and “Materially” has a corresponding meaning.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or financial condition of the ~~Borrower~~Borrowers and ~~its~~their Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under the Loan Documents to which it is a party or (c) the Administrative Agent’s Liens (on behalf of itself and the other Secured Parties) on the Collateral or the priority of such Liens.

“Material Agreement” means:

(a)    any agreement or contract that is listed on Schedule 3.12;

(b)    any agreement or contract representing Material Indebtedness; and

(c)    any other contract to which any Loan Party is a party that, if breached, terminated or expired, would have a Material Adverse Effect.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Loan Parties in an aggregate principal amount exceeding $[REDACTED]. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Loan Parties in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party would be required to pay if such Swap Agreement were terminated at such time.

“Maximum Rate” has the meaning assigned to such term in Section 9.17.

“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. 1396 et seq.), as the same may be amended, modified or supplemented from time to time, and all Requirements of Law governing such program.

“Medical Services” means medical and health care services provided to a natural person by Licensed Providers for a valid and proper medical or health purpose.

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“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. 1395 et seq.), as the same may be amended, modified or supplemented from time to time, and all Requirements of Law governing such program.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Finance Expense” means, with reference to any period, the aggregate of (a) total interest expense (including that attributable to Capital Lease Obligations) of the Loan Parties and their Subsidiaries for such period with respect to all outstanding Indebtedness of the Loan Parties and their Subsidiaries (including all commissions, discounts, and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates, to the extent such net costs are allocable to such period in accordance with ~~GAAP~~IFRS), (b) total accretion expense related to any deferred consideration owing by the Loan Parties and their Subsidiaries (including any earn-out obligations), (c) total fair value adjustments related to changes in any earn-out obligations of the Loan Parties and their Subsidiaries, and (d) total amortization expense related to deferred financing fees of the Loan Parties and their Subsidiaries, all as calculated for the Loan Parties and their Subsidiaries on a consolidated basis for such period in accordance with ~~GAAP~~IFRS.

“Net Income” means, for any period, the consolidated net income (or loss) determined for the Loan Parties and their Subsidiaries, on a consolidated basis in accordance with ~~GAAP~~IFRS; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with any Loan Party or Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which a Loan Party or any Subsidiary has an ownership interest, except to the extent that any such income is actually received by a Loan Party or any Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary or JV Entity, to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary or JV Entity is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary or JV Entity and (d) the aggregate amount of consolidated net income of the Loan Parties and their Subsidiaries for any period attributable to Permitted Minority Investments shall not exceed [REDACTED]% of EBITDA during such period.

“Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards in cash and similar payments, minus (b) the sum of (i) all fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event (including break funding costs and other similar expenses) and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case in respect of (a) and (b) above during the year that such event occurred and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer of the Borrower Representative).

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“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d).

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day(or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Obligated Party” has the meaning assigned to such term in Section 10.02.

“Obligation Guaranty” means any Guarantee of all or any portion of the Secured Obligations executed and delivered to the Administrative Agent for the benefit of the Secured Parties by a guarantor who is not a Loan Party.

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Loan Parties to any of the Lenders, the Administrative Agent, the Issuing Bank or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person (other than operating leases).

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit, or any Loan Document).

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“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Owner Physician” has the meaning set forth in Section 3.27.

“Paid Cash Interest” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of the Loan Parties and their Subsidiaries paid in cash for such period with respect to all outstanding Indebtedness of the Loan Parties and their Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates, to the extent such net costs are allocable to such period in accordance with ~~GAAP~~IFRS), calculated for the Loan Parties and their Subsidiaries on a consolidated basis for such period in accordance with ~~GAAP~~IFRS.

“Paid in Full” or “Payment in Full” means, (i) the indefeasible payment in full in cash of all outstanding Loans and LC Disbursements, together with accrued and unpaid interest thereon, (ii) the termination, expiration, or cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit, or at the discretion of the Administrative Agent a backup standby letter of credit satisfactory to the Administrative Agent and the Issuing Bank, in an amount equal to 105% of the LC Exposure as of the date of such payment), (iii) the indefeasible payment in full in cash of the accrued and unpaid fees and expenses hereunder, (iv) the indefeasible payment in full in cash of all reimbursable expenses and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (v) the termination of all Revolving Commitments, and (vi) the termination of the Swap Agreement Obligations and the Banking Services Obligations or entering into other arrangements satisfactory to the Secured Parties counterparties thereto.

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Participant” has the meaning assigned to such term in Section 9.04(c).

“Participant Register” has the meaning assigned to such term in Section 9.04(c).

“Payment” has the meaning assigned to it in Section 8.06(d).

“Payment Notice” has the meaning assigned to it in Section 8.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

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“Permitted Acquisition” means any Acquisition by any Loan Party in a transaction that satisfies each of the following requirements:

(a)    if applicable, such Acquisition is not a hostile or contested acquisition;

(b)    the business acquired in connection with such Acquisition is (i) located in the U.S. or Canada, (ii) organized under applicable U.S. or Canadian and state or provincial or federal laws, as the case may be, and (iii) not engaged, directly or indirectly, in any line of business other than the businesses in which the Loan Parties are engaged on the Effective Date and any business activities that are substantially similar or reasonably related thereto;

(c)    both before and after giving effect to such Acquisition and the Loans (if any) requested to be made in connection therewith, (i) each of the representations and warranties in Article III of this Agreement is true and correct in all Material respects (or in all respects if such representation or warranty is otherwise qualified by materiality or a similar concept), except for (A) any such representation or warranty which relates to a specified prior date and (B) to the extent the Administrative Agent has been notified in writing by the Loan Parties that any representation or warranty is not correct as provided above and the Administrative Agent has, in its sole discretion, waived in writing (which may be by email) compliance with such representation or warranty), and (ii) no Default exists, will exist, or would result therefrom;

(d)    the Borrower Representative has provided the Administrative Agent notice of such Acquisition, and for any Acquisition involving total consideration (including the maximum potential total amount of all deferred payment obligations (including earn-outs) and similar vendor-related Indebtedness assumed or incurred in connection with such Acquisition) in excess of $[REDACTED], upon the reasonable request of the Administrative Agent, the Borrower Representative has provided the Administrative Agent a copy of all business and financial information reasonably requested by the Administrative Agent and reasonably available to the Loan Parties (if any), including a copy of the draft acquisition documents, pro forma financial statements and statements of cash flow (it being understood that to the extent such financial information (if any) is not reasonably available to the Loan Parties fourteen (14) days prior to such Acquisition but becomes available to the Loan Parties thereafter, the Borrower Representative shall be deemed to have complied with this clause so long as it promptly provides such financial information to the Administrative Agent after its receipt thereof);

(e)    if such Acquisition is an acquisition of the Equity Interests of a Person, such Acquisition is structured so that the acquired Person shall become either (i) a Loan Party and a wholly-owned Subsidiary of ~~the Borrower~~CRH Delaware or other Loan Party (other than CRH Canada) pursuant to the terms of this Agreement or (ii) a JV Entity in which any Loan Party owns or controls a majority of the voting Equity Interests in such JV Entity;

(f)    if such Acquisition is an acquisition of Equity Interests, such Acquisition will not result in any violation of Regulation U;

(g)    if such Acquisition involves a merger or a consolidation involving ~~the~~a Borrower or any other Loan Party, ~~the~~such Borrower or such Loan Party, as applicable, shall be the surviving entity;

(h)    no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could have a Material Adverse Effect;

(i)    in connection with an Acquisition of the Equity Interests of any Person, all Liens on property of such Person, other than Permitted Encumbrances and Liens permitted by Section 6.02(e) hereof, shall be terminated unless the Administrative Agent and the Lenders in their sole discretion consent otherwise, and in connection with an Acquisition of the assets of any Person, all Liens on such assets shall be terminated;

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(j)    for any Acquisition involving total consideration (including the maximum potential total amount of all deferred payment obligations (including earn-outs) and similar vendor-related Indebtedness assumed or incurred in connection with such Acquisition) in excess of $[REDACTED], the Borrower Representative shall certify to the Administrative Agent (and provide the Administrative Agent with a pro forma calculation in form and substance reasonably satisfactory to the Administrative Agent) that, after giving effect to the completion of such Acquisition (including total consideration, debt, costs and expenses and the maximum amount of all earn-out obligations and other contingent obligations), the ~~Borrower~~Borrowers will be in compliance, on a pro forma basis, with the financial covenants contained in Section 6.12(a) and (b);

(k)    the Borrower Representative shall have delivered to the Administrative Agent the final executed documentation relating to such Acquisition as soon as practicable prior to or upon the consummation thereof;

(l)    ~~(k) the~~for any Acquisition involving total consideration (including the maximum potential total amount of all deferred payment obligations (including earn- outs) and similar vendor-related Indebtedness assumed or incurred in connection with such Acquisition) ~~for any Acquisition shall not exceed $[REDACTED]~~;

~~(l)~~ in excess of $[REDACTED], the Borrower ~~shall have delivered to the Administrative Agent the final executed documentation relating to such Acquisition as soon as practicable prior to or upon the consummation thereof~~Representative has provided the Administrative Agent a copy of a quality of earnings or similar report from a nationally recognized accounting firm (or another third party firm reasonably acceptable to the Administrative Agent); and

(m)    for any Acquisition involving total consideration (including the maximum potential total amount of all deferred payment obligations (including earn-outs) and similar vendor-related Indebtedness assumed or incurred in connection with such Acquisition) in excess of $[REDACTED], to the extent received by a Loan Party, promptly after receipt by such Loan Party, such Loan Party has provided to the Administrative Agent copies of any legal health care regulatory due diligence report or summary relating to such due diligence review, in each case to the extent deemed necessary by the Borrower Representative, subject to execution and delivery by the Administrative Agent of customary non-reliance letters and confidentiality agreements.

“Permitted Encumbrances” means:

(a)    Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04;

(b)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not being contested in compliance with Section 5.04;

(c)    pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d)    deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

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(e)    judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

(f)    easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of ~~the~~any Borrower or any Subsidiary;

(g)    minor title defects, encroachments or irregularities that in the aggregate do not Materially impair the use of the affected property for the purpose for which it is used by that Person;

(h)    the right reserved to or vested in any municipality or Governmental Authority by the terms of any lease, license, franchise, grant or permit acquired by that person or by any statutory provision to terminate the lease, license, franchise, grant or permit, or to require annual or other payments as a condition to its continuance;

(i)    security given to a public utility or any Governmental Authority when required by the utility or authority in connection with the operations of that Person in the ordinary course of business; and

(j)    any Liens securing indebtedness the outstanding principal amount of which (when aggregated with the outstanding principal amount of any other secured indebtedness which has the benefit of security under this paragraph (j) does not exceed $[REDACTED]

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, except with respect to clause (e) above.

“Permitted Investments” means:

(a)    direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. or Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S. or Canada), in each case maturing within one year from the date of acquisition thereof;

(b)    investments in commercial paper maturing within 365 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating obtainable from S&P or from Moody’s of at least AA- and Aa3, respectively;

(c)    investments in certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or Canada or any state or province thereof, as applicable, which has a combined capital and surplus and undivided profits of not less than $[REDACTED];

(d)    fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

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(e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $[REDACTED].

“Permitted Minority Investment” means an acquisition by any Loan Party of the Equity Interests of a Person either in exchange for cash consideration or as in-kind consideration for entering into management services or development agreements with such Person, in each case following which acquisition the Loan Parties, taken as a whole, will not own or control a majority of the voting Equity Interests in such Person; provided that, the total cash consideration for all such acquisitions made during each fiscal year of the ~~Borrower~~Borrowers shall not exceed $[REDACTED] in the aggregate. The Borrower Representative shall have provided the Administrative Agent prior written notice of each such acquisition and a copy of all business and financial information related to such acquisition reasonably requested by the Administrative Agent and reasonably available to the Loan Parties (if any), and delivered to the Administrative Agent the final executed documentation relating to such acquisition as soon as practicable prior to or upon the consummation thereof.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means (i) any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA ~~or a “pension plan” or “plan” which is a “registered pension plan” as defined in the Income Tax Act (Canada),~~ and in respect of which ~~the~~any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA or (ii) a “pension plan” or “plan” which is a “registered pension plan” as defined in the Income Tax Act (Canada) or is subject to the funding requirements of applicable pension benefits legislation in any Canadian jurisdiction and is applicable to employees resident in Canada of a Loan Party.

“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“PPSA” means the Personal Property Security Act (British Columbia) as in effect from time to time or the equivalent personal property security legislation in any other province or territory of Canada which is required to be applied in connection with the creation, attachment, perfection or enforcement of any security interests.

“Pre-Amalgamation CRH” means CRH Medical Corporation, a corporation incorporated under the laws of British Columbia with British Columbia registration number BC0626013 and the “Borrower” under this Agreement immediately prior to the Fifth Amendment Effective Date and the consummation of the Well Health Reorganization.

“Prepayment Event” means:

(a)    any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of all or substantially all of the property or assets of any Loan Party or any Subsidiary for total consideration in aggregate for any fiscal year of at least $2,000,000; ~~or~~

(b)    any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party or any Subsidiary with a fair value immediately prior to such event equal to or greater than $2,000,000; or

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(c)    the receipt by the Borrowers of any Specified Equity Contribution.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Product” means (i) those medical devices set forth (and described in reasonable detail) on Schedule 1.01(B) attached hereto, and (ii) any current or future medical product developed, manufactured, licensed, marketed, sold or otherwise commercialized by any Loan Party, Subsidiary or Managed Entity, including any such medical product currently in development.

“Projections” has the meaning assigned to such term in Section 5.01(f).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Company Costs” means costs and expenses relating to compliance with the provisions of securities laws, as applicable to companies with equity or debt securities held by the public, the rules of national securities exchange companies with listed equity or debt securities, and, to the extent associated with, or incurred in anticipation of, or preparation for, compliance with the requirements applicable to companies with equity or debt securities held by the public, any costs and expenses relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees and listing (or de-listing) fees.

“Public-Sider” means a Lender whose representatives may trade in securities of ~~the~~Holdings or any Borrower or its Controlling person or any of its Subsidiaries while in possession of the financial statements provided by ~~the~~Holdings or any Borrower under the terms of this Agreement.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $[REDACTED] at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Equity Interests” means Equity Interests that are not Disqualified Equity Interests.

“Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, or any combination thereof (as the context requires).

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBO Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not LIBO Rate, the time determined by the Administrative Agent in its reasonable discretion.

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“Refinance Indebtedness” has the meaning assigned to such term in Section 6.01(f).

“Register” has the meaning assigned to such term in Section 9.04(b).

“Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person’s Affiliates.

“Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing, or dumping of any substance into the environment.

“Relevant Governmental Body” means the Federal Reserve Board or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board or the NYFRB, or any successor thereto.

“Report” means reports prepared by the Administrative Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the ~~Borrower~~Loan Parties’~~s~~ assets from information furnished by or on behalf of the ~~Borrower~~Loan Parties, after the Administrative Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent.

“Required Lenders” means, subject to Section 2.20, at any time, at least two (2) Lenders having Revolving Exposure and unused Revolving Commitments together representing more than fifty percent (50%) of the sum of the Aggregate Revolving Exposure and unused Revolving Commitments at such time; provided that for purposes of declaring the Loans to be due and payable pursuant to Article VII, and for all purposes after the Loans become due and payable pursuant to Article VII or the Revolving Commitments expire or terminate, then, as to each Lender, clause (a) of the definition of Swingline Exposure shall only be applicable for purposes of determining its Revolving Exposure to the extent such Lender shall have funded its participation in the outstanding Swingline Loans. For purposes of this definition, a Lender, together with its Approved Funds and Affiliates, shall constitute one and the same Lender.

“Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents of such Person and (b) any statute, law (including common law), treaty, rule, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws and Health Care Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

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“Resolution Authority” means and EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the president, a Financial Officer or another executive officer of ~~the~~a Borrower.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in ~~the~~Holdings, any Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests or any payment of any management, executive compensation to holders of Equity Interests in the Loan Parties (other than pursuant to bona fide employee compensation plans), consulting or advisory, incentive or other similar fees.

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The ~~initial~~ aggregate amount of the Lenders’ Revolving Commitments ~~is $125,000,000~~as of the Fifth Amendment Effective Date is $175,000,000.

“Revolving Credit Maturity Date” means ~~Oc tober~~April 22, ~~2022~~2025 (if the same is a Business Day, or if not then the immediately next succeeding Business Day), or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

“Revolving Exposure” means, with respect to any Lender, at any time, the sum of the aggregate outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure and its Swingline Exposure at such time.

“Revolving Lender” means, as of any date of determination, a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

“Revolving Loan” means a Loan made pursuant to Section 2.01.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria).

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“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b), or (d) any Person otherwise the subject of any Sanctions.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority or (c) the Canadian government, including the Special Economic Measures Act (Canada), the United Nations Act (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), the Criminal Code (Canada) and the ~~Criminal Code~~Export and Import Permits Act (Canada) and, in each case, the regulations promulgated thereunder.

“SBA” means the U.S. Small Business Administration.

“SBA PPP Loan” means and unsecured loan incurred by ~~the~~a Borrower or other Loan Party under 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act).

“SBA PPP Loan Date” means the date on which ~~the~~a Borrower or other Loan Party receives the proceeds of a SBA PPP Loan.

“SEC” means the Securities and Exchange Commission of the U.S.

“Secured Obligations” means all Obligations, together with all (i) Banking Services Obligations and (ii) Swap Agreement Obligations owing to one or more Lenders or their respective Affiliates; provided, however, that the definition of “Secured Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) each Issuing Bank, (d) each provider of Banking Services, to the extent the Banking Services Obligations in respect thereof constitute Secured Obligations, (e) each counterparty to any Swap Agreement, to the extent the obligations thereunder constitute Secured Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and assigns of each of the foregoing.

“Security Agreements” means, collectively, that certain General Security Agreement and Pledge Agreement (including any and all supplements thereto), dated as of the ~~date hereof~~Effective Date, between ~~the Borrower~~CRH Canada and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, that certain General Security Agreement and Pledge Agreement (including any and all supplements thereto, including, without limitation, those supplements delivered on the Fifth Amendment Effective Date), dated as of the ~~date hereof~~Effective Date, between CRH Delaware, the Guarantors and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and any other pledge or security agreement entered into, after the date of this Agreement by any other Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Administrative Agent and the other Secured Parties, as each may be amended, restated, supplemented or otherwise modified from time to time, including in connection with the Fifth Amendment to Credit Agreement and Consent.

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“Segregated Health Care Account” means, a deposit account of a Borrower or another Loan Party or a Managed Entity in the name of ~~the~~such Borrower or such other Loan Party or such Managed Entity and under the sole dominion and control of ~~the~~such Borrower or such other Loan Party or such Managed Entity maintained in accordance with the requirements of Section 5.14(b) hereof, the only funds on deposit in which constitute the direct proceeds of payments made by Governmental Payor Programs.

“Small Business Act” means the Small Business Act (15 U.S. Code Chapter 14A – Aid to Small Business).

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Specified Equity Contribution” has the meaning assigned to such term in Section 7.02.

“Statements” has the meaning assigned to such term in Section 2.18(f).

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) established by the Federal Reserve Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). Such reserve percentages shall include those imposed pursuant to Regulation D of the Federal Reserve Board. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D of the Federal Reserve Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with ~~GAAP~~IFRS as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent and/or one or more subsidiaries of the parent.

“Subsidiary” means any direct or indirect subsidiary of ~~the~~a Borrower or a Loan Party, as applicable.

“[REDACTED]” means [REDACTED]., a Georgia professional company all the Equity Interests of which are directly owned by [REDACTED].

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“Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of ~~the~~a Borrower or the Subsidiaries shall be a Swap Agreement.

“Swap Agreement Obligations” means any and all obligations of the Loan Parties and their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any Swap Agreement permitted hereunder with a Lender or an Affiliate of a Lender, and (b) any cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction permitted hereunder with a Lender or an Affiliate of a Lender.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

“Sweep Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, between ~~the~~any Borrower or another Loan Party maintaining a Segregated Health Care Account, the Administrative Agent and the applicable bank or other financial institution at which such Segregated Health Care Account is maintained, pursuant to which such bank or financial institution (i) agrees to automatically sweep amounts deposited in such Segregated Health Care Account to another account of ~~the~~such Borrower or such other Loan Party subject to a tri-party account control agreement in favor of the Administrative Agent satisfying the requirements set forth in Section 5.14(b) hereof, as and when funds clear and become available in accordance with such bank’s or financial institution’s standard practices and procedures, and (ii) agrees not to change such standing sweep instructions until the date at least five (5) days (or such lesser period as the Administrative Agent may agree in its sole discretion or as may be required by applicable Governmental Payor Program laws, rules, regulations, orders, guidelines, requirements, manual provisions or policies) after the Administrative Agent’s and such bank or financial institution’s receipt of notice of the termination of such standing sweep instruction from ~~the~~such Borrower or the applicable other Loan Party maintaining such Segregated Health Care Account.

“Swingline Commitment” means the amount set forth opposite Chase’s name on the Commitment Schedule as Swingline Commitment.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be the sum of (a) its Applicable Percentage of the total Swingline Exposure at such time other than with respect to any Swingline Loans made by such Revolving Lender in its capacity as the Swingline Lender and (b) the principal amount of all Swingline Loans made by such Revolving Lender in its capacity as the Swingline Lender outstanding at such time (less the amount of participations funded by the other Lenders in such Swingline Loans).

“Swingline Lender” means Chase, in its capacity as lender of Swingline Loans hereunder. Any consent required of the Administrative Agent or the Issuing Bank shall be deemed to be required of the Swingline Lender and any consent given by Chase in its capacity as Administrative Agent or Issuing Bank shall be deemed given by Chase in its capacity as Swingline Lender as well.

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“Swingline Loan” means a Loan made pursuant to Section 2.05.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower Representative of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.14 that is not Term SOFR.

“Third Party Payor Authorizations” shall mean, all participation agreements, provider or supplier agreements, enrollments, accreditations and billing numbers required to participate in and receive reimbursement from a Third Party Payor Program, including all Medicare and Medicaid participation agreements.

“Third Party Payor Program” shall mean any Governmental Payor Program, or any other health care payment or reimbursement program in which a Loan Party, Subsidiary, or Managed Entity participates, including programs sponsored by private insurers or managed care plans.

“Total Indebtedness” means, at any date, the aggregate principal amount of all Indebtedness determined for the Loan Parties and their Subsidiaries on a consolidated basis at such date.

“Total Leverage Ratio” means, on any date, the ratio of (a) Total Indebtedness on such date to (b) EBITDA for the period of four consecutive fiscal quarters ended on or most recently prior to such date; provided that solely for purposes of Section 6.12(b), to the extent any Loan Party or any Subsidiary makes any permitted acquisition or disposition during the period of four fiscal quarters of the ~~Borrower~~Borrowers most recently ended, the Total Leverage Ratio (including, without limitation, the calculation of EBITDA and Net Income used therein) shall be calculated after giving pro forma effect thereto in accordance with Section 1.06.

“Transactions” means the execution, delivery and performance by the ~~Borrower~~Borrowers of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

“TRICARE” means a program of medical benefits covering former and active members of the uniformed services and certain of their dependents, financed and administered by the United States Departments of Defense, Health and Human Services and Transportation, and all Requirements of Law governing such program.

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“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, or the CB Floating Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state, the laws of which are required to be applied in connection with the issue of perfection of security interests.

“UD Management Agreement” means the Anesthesia Management Services Agreement dated as of February 22, 2021 between GI Anesthesia of Georgia, LLC and CRH Anesthesia, as amended from time to time in a manner not materially adverse to the interests of Administrative Agent or any Lender.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unfinanced Capital Expenditures” means, for any period, Capital Expenditures made during such period which are not financed from the proceeds of any Indebtedness (other than the Revolving Loans; it being understood and agreed that, to the extent any Capital Expenditures are financed with Revolving Loans, such Capital Expenditures shall be deemed Unfinanced Capital Expenditures).

“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.

“Unrestricted Cash” means, as of any date of determination, that portion of the ~~Borrower~~Borrowers’ ~~s~~ and ~~its~~their Subsidiaries’ aggregate cash and cash equivalents that is held by the ~~Borrower~~Borrowers on deposit with one or more financial institutions in the United States of America or Canada and that is not encumbered by or subject to any Lien, setoff (other than ordinary course setoff rights of a depository bank arising under a bank depository agreement for customary fees, charges and other account-related expenses due to such depository bank thereunder), counterclaim, recoupment, defense or other right in favor of any person, other than Liens securing the obligations under the Loan Documents and any applicable Permitted Encumbrances.

“U.S.” means the United States of America.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

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“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“Well Health” means Well Health Technologies Corp., a corporation incorporated under the laws of British Columbia.

“Well Health Acquisition” means the acquisition of all of the issued and outstanding Equity Interests of CRH Canada by Well Health by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia), pursuant to which CRH Canada became a wholly-owned direct subsidiary of Well Health and CRH Delaware became a wholly-owned direct subsidiary of Holdings and an indirect subsidiary of Well Health.

“Well Health Limited Recourse Guarantee and Pledge” means, individually or collectively, as applicable, (i) that certain limited recourse guarantee and pledge (including any and all supplements thereto), to be delivered on the Fifth Amendment Effective Date, among Well Health, the Administrative Agent and CRH Canada, for the benefit of the Administrative Agent and the other Secured Parties, whereby Well Health shall grant to the Administrative Agent a valid, perfected, and enforceable Lien on all right, title, and interest in the Equity Interests in CRH Canada and (ii) that certain limited recourse guarantee and pledge (including any and all supplements thereto), to be delivered on the Fifth Amendment Effective Date, among Well Health, the Administrative Agent and Holdings, for the benefit of the Administrative Agent and the other Secured Parties, whereby Well Health shall grant to the Administrative Agent a valid, perfected, and enforceable Lien on all right, title, and interest in the Equity Interests in Holdings.

“Well Health Reorganization” means, on the Fifth Amendment Effective Date, the amalgamation of Pre-Amalgamation CRH with CRH Acquisition Company Inc. and the immediately subsequent amalgamation of such amalgamated entity with Well Health Acquisition Corp. to form CRH Canada, in each case done in accordance with the laws of British Columbia.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

[ALL NAMES OF INDIVIDUALS HAVE BEEN REDACTED]

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”).

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SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04 Accounting Terms; ~~GAAP~~IFRS. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with ~~GAAP~~IFRS, as in effect from time to time; provided that if after the date hereof the ~~Borrower migrates to IFRS~~Borrowers elect to migrate to GAAP (of which election to migrate the Borrower Representative shall have given prior written notice to the Administrative Agent) or there occurs any change in GAAPIFRS or in the application thereof on the operation of any provision hereof and the Borrower Representative notifies the Administrative Agent that the ~~Borrower requests~~Borrowers request an amendment to any provision hereof to eliminate the effect of such migration to IFRSGAAP or change in GAAPIFRS or in the application thereof (or if the Administrative Agent notifies the Borrower Representative that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such migration to ~~IFRS~~GAAP or change in ~~GAAP~~IFRS or in the application thereof, then (x) such provision shall be interpreted on the basis of GAAPIFRS as in effect and applied immediately before such migration or change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (y) the Borrower Representative shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between the computation of any financial ratio or requirement set forth in any Loan Document made before and after giving effect to such election to apply IFRS. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect, including in Canada) to value any Indebtedness or other liabilities of any Loan Party or any Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect, including in Canada) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

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(b)    Notwithstanding anything to the contrary contained in Section 1.04(a) or in the definition of “Capital Lease Obligations,” in the event of an accounting change requiring all leases to be capitalized, only those leases (assuming for purposes hereof that such leases were in existence on the date hereof) that would constitute capital leases in conformity with ~~GAAP~~IFRS on the date hereof shall be considered capital leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.

SECTION 1.05. Interest Rates; LIBOR Notification. The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, Section 2.14(c) and (d) provide the mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower Representative, pursuant to Section 2.14(f), of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.14(c) or (d), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.14(e)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

SECTION 1.06. Pro Forma Adjustments for Acquisitions and Dispositions. To the extent ~~the~~a Borrower or any Subsidiary makes any acquisition permitted pursuant to Section 6.04 or disposition of assets outside the ordinary course of business permitted by Section 6.05 during the period of four fiscal quarters of the ~~Borrower~~Borrowers most recently ended, the ~~Interest~~Fixed Charge Coverage Ratio and Total Leverage Ratio shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to the acquisition or the disposition of assets, are reasonably identifiable and factually supportable and are expected to have a continuing impact, as determined by the ~~Borrower~~Borrowers in good faith and, in the case of any such acquisition, on the basis of either (x) available, accurate and timely historic financial information either provided by the applicable seller or collected by the ~~Borrower~~Borrowers or any Subsidiary in respect of such purchase or (y) if such financial information is not available after the exercise of the ~~Borrower~~Borrowers’~~s~~ commercially reasonable efforts to obtain it, the reasonably identifiable and factually supportable financial and operating impact of such acquisition on the ~~Borrower~~Borrowers and ~~its~~their Subsidiaries, in each case as certified and detailed in writing to the Administrative Agent by a Financial Officer), as if such acquisition or such disposition (and any related incurrence, repayment or assumption of Indebtedness) had occurred in the first day of such four-quarter period. ~~For purposes of calculation of the Interest Coverage Ratio and Total Leverage Ratio, the aggregate adjustment made in accordance with this Section 1.06 to the calculation of EBITDA (including any adjustment to Net Income as a component of EBITDA) to give pro forma effect to acquisitions permitted pursuant to Section 6.04 and dispositions of assets outside the ordinary course of business permitted by Section 6.05 (and any related incurrence, repayment or assumption of Indebtedness) shall not exceed[REDACTED]% of EBITDA in any period before giving effect to such adjustments.~~

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SECTION 1.07. Rounding. Any financial ratios required to be maintained by any Loan Party pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.08. Interest Rates; LIBOR Notification. The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting LIBOR. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. In the event LIBOR is no longer available (or in certain other circumstances), Section 2.14(c) of this Agreement provides a mechanism for determining an alternative rate of interest. The Administrative Agent will inform the Borrower Representative, pursuant to Section 2.14(c), in advance of any change to the reference rate upon which the interest rate of Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to LIBOR or other rates in the definition of “LIBO Rate” or with respect to such alternative, successor or replacement reference rate, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to or produce the same value or economic equivalence as the LIBO Rate or have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability.

ARTICLE II

The Credits

SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender severally (and not jointly) agrees to make Revolving Loans in dollars to the ~~Borrower~~Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result (after giving effect to any application of proceeds of such Borrowing pursuant to Section 2.10(a)) in (i) such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment or (ii) the Aggregate Revolving Exposure exceeding the aggregate Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the ~~Borrower~~Borrowers may borrow, prepay and reborrow Revolving Loans.

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SECTION 2.02. Loans and Borrowings.

(a)    Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Revolving Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Revolving Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.05.

(b)    Subject to Section 2.14, each Revolving Borrowing shall be comprised entirely of CBFR Loans or Eurodollar Loans as the Borrower Representative may request in accordance herewith. Each Swingline Loan shall be a CBFR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the ~~Borrower~~Borrowers to repay such Loan in accordance with the terms of this Agreement.

(c)    At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. At the time that each CBFR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000; provided that a CBFR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $100,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of five (5) Eurodollar Borrowings outstanding.

(d)    Notwithstanding any other provision of this Agreement, ~~the~~no Borrower shall ~~not~~ be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date.

SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Borrower Representative shall notify the Administrative Agent of such request either in writing (delivered by hand or fax) by delivering a Borrowing Request signed by a Responsible Officer of the Borrower Representative or through Electronic System (a) in the case of a Eurodollar Borrowing, not later than 12:00 p.m., Toronto time, three Business Days before the date of the proposed Borrowing or (b) in the case of a CBFR Borrowing, not later than noon, Toronto time, on the date of the proposed Borrowing; provided that any such notice of a CBFR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 9:00 a.m., Toronto time, on the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable. Each such Borrowing Request shall specify the following information in compliance with Section 2.01:

(i)	the Class of Borrowing, the aggregate amount of the requested Borrowing, and (if applicable) a breakdown of the separate wires comprising such Borrowing;

(ii) name	of the applicable Borrower(s);

(iii) the	date of such Borrowing, which shall be a Business Day;

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(~~iii~~iv)	whether such Borrowing is to be a CBFR Borrowing or a Eurodollar Borrowing; and

(~~iv~~v)	in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period.”

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a CBFR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. [Section Intentionally Omitted]

SECTION 2.05. Swingline Loans.

(a)    Subject to the terms and conditions set forth herein, from time to time during the Availability Period, the Swingline Lender may agree, but shall have no obligation, to make Swingline Loans to the ~~Borrower~~Borrowers, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Lender’s Swingline Commitment, (ii) the Swingline Lender’s Revolving Exposure exceeding its Revolving Commitment, or (iii) the Aggregate Revolving Exposure exceeding the aggregate Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the ~~Borrower~~Borrowers may borrow, prepay and reborrow Swingline Loans. To request a Swingline Loan, the Borrower Representative shall notify the Administrative Agent of such request by fax or through Electronic System, not later than noon, Toronto time, on the day of a proposed Swingline Loan. Each such notice shall be in a form approved by the Administrative Agent, shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower Representative. The Swingline Lender shall make each Swingline Loan available to the ~~Borrower~~Borrowers, to the extent the Swingline Lender elects to make such Swingline Loan, by means of a credit to the Funding Account(s) (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank, and in the case of repayment of another Loan or fees or expenses as provided by Section 2.18(c), by remittance to the Administrative Agent to be distributed to the Lenders) by 2:00 p.m., Toronto time, on the requested date of such Swingline Loan.

(b)    The Swingline Lender may by written notice given to the Administrative Agent require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by 12:00 p.m., Toronto time, on a Business Day no later than 4:00 p.m., Toronto time on such Business Day and if received after 12:00 p.m., Toronto time, “on a Business Day” shall mean no later than 9:00 a.m. Toronto time on the immediately succeeding Business Day), to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower Representative of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the ~~Borrower~~Borrowers (or other party on behalf of the ~~Borrower~~Borrowers) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the ~~Borrower~~Borrowers for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the ~~Borrower~~Borrowers of any default in the payment thereof.

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SECTION 2.06. Letters of Credit.

(a)    General. Subject to the terms and conditions set forth herein, the Borrower Representative may request the issuance of Letters of Credit denominated in dollars as the applicant thereof for the support of its or its Subsidiaries’ obligations, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period and the Issuing Bank may, but shall have no obligation, to issue such requested Letters of Credit pursuant to this Agreement. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit (i) the proceeds of which would be made available to any Person (A) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (B) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (ii) if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law relating to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it, or (iii) if the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed not to be in effect on the Effective Date for purposes of clause (ii) above, regardless of the date enacted, adopted, issued or implemented.

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(b)    Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall hand deliver or fax (or transmit through Electronic System) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension, but in any event no less than three Business Days) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof, and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the ~~Borrower~~Borrowers shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the Issuing Bank and using such bank’s standard form (each, a “Letter of Credit Agreement”). A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the ~~Borrower~~Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure shall not exceed $[REDACTED], (ii) no Revolving Lender’s Revolving Exposure shall exceed its Revolving Commitment and (iii) the Aggregate Revolving Exposure shall not exceed the aggregate Revolving Commitments. Notwithstanding the foregoing or anything to the contrary contained herein, no Issuing Bank shall be obligated to issue or modify any Letter of Credit if, immediately after giving effect thereto, the outstanding LC Exposure in respect of all Letters of Credit issued by such Person and its Affiliates would exceed such Issuing Bank’s Issuing Bank Sublimit. Without limiting the foregoing and without affecting the limitations contained herein, it is understood and agreed that the Borrower Representative may from time to time request that an Issuing Bank issue Letters of Credit in excess of its individual Issuing Bank Sublimit in effect at the time of such request, and each Issuing Bank agrees to consider any such request in good faith. Any Letter of Credit so issued by an Issuing Bank in excess of its individual Issuing Bank Sublimit then in effect shall nonetheless constitute a Letter of Credit for all purposes of the Credit Agreement, and shall not affect the Issuing Bank Sublimit of any other Issuing Bank, subject to the limitations on the aggregate LC Exposure set forth in clause (i) of this Section 2.06(b).

(c)    Expiration Date. Each Letter of Credit shall expire (or be subject to termination or non-renewal by notice from the Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, including, without limitation, any automatic renewal provision, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Credit Maturity Date.

(d)    Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Revolving Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the ~~Borrower~~Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the ~~Borrower~~Borrowers for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

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(e)    Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the ~~Borrower~~Borrowers shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 11:00 a.m., Toronto time, on (i) the Business Day that the Borrower Representative receives notice of such LC Disbursement, if such notice is received prior to 9:00 a.m., Toronto time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower Representative receives such notice, if such notice is received after 9:00 a.m., Toronto time, on the day of receipt; provided that the ~~Borrower~~Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with a CBFR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the ~~Borrower~~Borrowers’ ~~s~~ obligation to make such payment shall be discharged and replaced by the resulting CBFR Revolving Borrowing or Swingline Loan. If the ~~Borrower  fails~~Borrowers fail to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the ~~Borrower~~Borrowers in respect thereof, and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the ~~Borrower~~Borrowers, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the ~~Borrower~~Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank, as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of CBFR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the ~~Borrower~~Borrowers of ~~its~~their obligation to reimburse such LC Disbursement.

(f)    Obligations Absolute. The ~~Borrower~~Borrowers’ ~~s~~ obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) any payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the ~~Borrower~~Borrowers’ ~~s~~ obligations hereunder. None of the Administrative Agent, the Revolving Lenders or the Issuing Bank, or any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the ~~Borrower~~Borrowers to the extent of any direct damages suffered by the ~~Borrower~~Borrowers that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

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(g)    Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower Representative by telephone (confirmed by fax or through Electronic Systems) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that, any failure to give or delay in giving such notice shall not relieve the ~~Borrower~~Borrowers of ~~its~~their obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

(h)    Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the ~~Borrower~~Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the ~~Borrower reimb urses~~Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to CBFR Revolving Loans and such interest shall be due and payable on the date when such reimbursement is due; provided that if the ~~Borrower fails~~Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i)    Replacement of the Issuing Bank. (i) The Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the ~~Borrower~~Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

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(ii) Subject to the appointment and acceptance of a successor Issuing Bank, the Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower Representative and the Lenders, in which case, such Issuing Bank shall be replaced in accordance with Section 2.06(i) above.

(j)    Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower Representative receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the aggregate LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the ~~Borrower~~Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “LC Collateral Account”), an amount in cash equal to 105% of the amount of the LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the ~~Borrower~~Borrowers described in clause (h) or (i) of Article VII. The ~~Borrower~~Borrowers also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.11(b) or 2.20. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the LC Collateral Account and the ~~Borrower~~Borrowers hereby ~~grants~~grant the Administrative Agent a security interest in the LC Collateral Account and all moneys or other assets on deposit therein or credited thereto. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the ~~Borrower~~Borrowers’ ~~s~~ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the ~~Borrower~~Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the aggregate LC Exposure), be applied to satisfy other Secured Obligations. If the ~~Borrower is~~Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the ~~Borrower~~Borrowers within three (3) Business Days after all such Events of Defaults have been cured or waived as confirmed in writing by the Administrative Agent.

(k)    LC Exposure Determination. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination.

(l)    Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the ~~Borrower~~Borrowers (i) shall reimburse, indemnify and compensate the Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the ~~Borrower~~Borrowers and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. ~~The~~Each Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of ~~the~~such Borrower, and that ~~the~~such Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

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SECTION 2.07. Funding of Borrowings.

(a)    Each Lender shall make each Loan to be made by such Lender hereunder on the proposed date thereof solely by wire transfer of immediately available funds by 3:00 p.m., Toronto time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage; provided that Swingline Loans shall be made as provided in Section 2.05. The Administrative Agent will make such Loans available to the Borrower Representative by promptly crediting the funds so received in the aforesaid account of the Administrative Agent to the Funding Account(s); provided that CBFR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank.

(b)    Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the ~~Borrower~~Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the ~~Borrower~~Borrowers each severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the ~~Borrower~~Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the ~~Borrower~~Borrowers, the interest rate applicable to CBFR Revolving Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing; provided, that any interest received from the ~~Borrower~~Borrowers by the Administrative Agent during the period beginning when Administrative Agent funded the Borrowing until such Lender pays such amount shall be solely for the account of the Administrative Agent.

SECTION 2.08. Interest Elections.

(a)    Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower Representative may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower Representative may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b)    To make an election pursuant to this Section, the Borrower Representative shall notify the Administrative Agent of such election either in writing (delivered by hand or fax) by delivering an Interest Election Request signed by a Responsible Officer of the Borrower Representative or through Electronic System by the time that a Borrowing Request would be required under Section 2.03 if the ~~Borrower~~Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable.

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(c) Each Interest Election Request (including requests submitted through Electronic System) shall specify the following information in compliance with Section 2.02:

(i)    the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)    the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

( )    whether the resulting Borrowing is to be a CBFR Borrowing or a Eurodollar Borrowing; and

(i)    if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower Representative fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a CBFR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower Representative, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to a CBFR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.09. Termination and Reduction of Revolving Commitments; Increase in Revolving Commitments.

(a)    Unless previously terminated, all the Revolving Commitments shall terminate on the Revolving Credit Maturity Date.

(b)    The ~~Borrower~~Borrowers may at any time terminate the Revolving Commitments upon the Payment in Full of the Secured Obligations.

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(c)    The ~~Borrower~~Borrowers may from time to time reduce the Revolving Commitments; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $2,500,000 and not less than $5,000,000 and (ii) the ~~Borrower~~Borrowers shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the Aggregate Revolving Exposure would exceed the aggregate Revolving Commitments.

(d)    The Borrower Representative shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) or (c) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower Representative may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.

(e)    The ~~Borrower~~Borrowers shall have the right to increase the Revolving Commitments by obtaining additional Revolving Commitments, either from one or more of the Lenders or another lending institution, provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000, (ii) the ~~Borrower~~Borrowers may make a maximum of four (4) such requests during the term of the Revolving Loan, (iii) after giving effect thereto, the sum of the total of the additional Revolving Commitments extended pursuant to this clause (e) does not exceed $~~75,000,000~~125,000,000, (iv) the Administrative Agent, the Swingline Lender and the Issuing Bank have approved the identity of any such new Lender, such approvals not to be unreasonably withheld, (v) any such new Lender assumes all of the rights and obligations of a “Lender” hereunder, and (vi) the procedures described in Section 2.09(f) and (g) below have been satisfied. Nothing contained in this Section 2.09 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Revolving Commitment hereunder at any time.

(f)    Any amendment hereto for such an increase or addition shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the ~~Borrower~~Borrowers and each Lender being added or increasing its Revolving Commitment. As a condition precedent to such an increase or addition, the ~~Borrower~~Borrowers shall deliver to the Administrative Agent a certificate of each Loan Party signed by an authorized officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (B) in the case of the ~~Borrower~~Borrowers, certifying that, before and after giving effect to such increase or addition, (1) the representations and warranties contained in Article III and the other Loan Documents are true and correct as if made on the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (2) no Default exists and (3) the ~~Borrower is~~Borrowers are in compliance (on a pro forma basis, calculated based upon financial results for the most recent quarterly determination period for which financial statements are available under this Agreement) with the covenants contained in Section 6.12(a) and (b); provided that for purposes of clause (3) above, the maximum amount of additional Revolving Commitments available to be drawn shall be assumed to have been fully drawn and there shall be no netting of cash proceeds from any increases unspent at closing.

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(c)    On the effective date of any such increase or addition, (i) any Lender increasing (or, in the case of any newly added Lender, extending) its Revolving Commitment shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase or addition and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Revolving Loans of all the Lenders to equal its revised Applicable Percentage of such outstanding Revolving Loans, and the Administrative Agent shall make such other adjustments among the Lenders with respect to the Revolving Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation and (ii) the ~~Borrower~~Borrowers shall be deemed to have repaid and reborrowed all outstanding Revolving Loans as of the date of any increase (or addition) in the Revolving Commitments (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower Representative, in accordance with the requirements of Section 2.03). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurodollar Loan, shall be subject to indemnification by the ~~Borrower~~Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods. Within a reasonable time after the effective date of any increase or addition, the Administrative Agent shall, and is hereby authorized and directed to, revise the Commitment Schedule to reflect such increase or addition and shall distribute such revised Commitment Schedule to each of the Lenders and the ~~Borrower~~Borrowers, whereupon such revised Commitment Schedule shall replace the old Commitment Schedule and become part of this Agreement.

SECTION 2.10. Repayment and Amortization of Loans; Evidence of Debt.

(a)    The ~~Borrower~~Borrowers hereby unconditionally ~~promises~~promise to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan on the Revolving Credit Maturity Date, and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Credit Maturity Date and the fifth Business Day after such Swingline Loan is made; provided that on each date that a Revolving Loan is made, the ~~Borrower~~Borrowers shall repay all Swingline Loans then outstanding and the proceeds of any such Revolving Loan shall be applied by the Administrative Agent to repay any Swingline Loans outstanding.

(b)    Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the ~~Borrower~~Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)    The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, if any, (ii) the amount of any principal or interest due and payable or to become due and payable from the ~~Borrower~~Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)    The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the ~~Borrower~~Borrowers to repay the Loans in accordance with the terms of this Agreement.

(e)    Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the ~~Borrower~~Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form.

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SECTION 2.11. Prepayment of Loans.

(a)    The ~~Borrower~~Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (e) of this Section and, if applicable, payment of any break funding expenses under Section 2.16.

(b)    In the event and on such occasion that the Aggregate Revolving Exposure exceeds the aggregate Revolving Commitments, the ~~Borrower~~Borrowers shall prepay the Revolving Loans, and/or LC Exposure and/or Swingline Loans (or, if no such Borrowings are outstanding, deposit cash collateral in the LC Collateral Account in an aggregate amount equal to such excess, in accordance with Section 2.06(j)).

(c)    In the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party or any Subsidiary in respect of any Prepayment Event, the ~~Borrower~~Borrowers shall, immediately after such Net Proceeds are received by any Loan Party or Subsidiary, prepay the Obligations and cash collateralize the LC Exposure as set forth in Section 2.11(d) below in an aggregate amount equal to 100% of such Net Proceeds, provided that, in the case of any event described in clause (a) or (b) of the definition of the term “Prepayment Event,” if the Borrower Representative shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Loan Parties intend to apply the Net Proceeds from any such Prepayment Event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire (or replace or rebuild) real property, equipment or other tangible or intangible assets (excluding inventory) to be used in the business of the Loan Parties, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds specified in such certificate, provided that to the extent of any such Net Proceeds that have not been so applied by the end of such 180-day period, a prepayment shall be required at such time in an amount equal to such Net Proceeds that have not been so applied; provided further that if such Net Proceeds have been committed to a reinvestment prior to the end of such 180-day period, the ~~Borrower~~Borrowers shall have an additional six months in which to apply such Net Proceeds.

(d)    All prepayments required to be made pursuant to Section 2.11(c) shall be applied, first to prepay the Revolving Loans (including Swingline Loans) with a corresponding reduction in the Revolving Commitments and second to cash collateralize outstanding LC Exposure.

(e)    The Borrower Representative shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by fax) or through Electronic System of any prepayment under this Section: (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 p.m., Toronto time, three (3) Business Days before the date of prepayment, unless otherwise notified to the Administrative Agent in an Interest Election Request properly delivered by the Borrower Representative in accordance with Section 2.08(b), (ii) in the case of prepayment of a CBFR Borrowing, not later than 12:00 p.m., Toronto time, one (1) Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 p.m., Toronto time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.13 and (ii) break funding payments pursuant to Section 2.16.

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SECTION 2.12. Fees.

(a)    The ~~Borrower agrees~~ Borrowers agree to pay to the Administrative Agent a commitment fee for the account of each Revolving Lender, which shall accrue at the Applicable Rate on the daily amount of the undrawn portion of the Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Lenders’ Revolving Commitments terminate; it being understood that the LC Exposure of a Lender shall be included and the Swingline Exposure of a Lender shall be excluded in the drawn portion of the Revolving Commitment of such Lender for purposes of calculating the commitment fee. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)    The ~~Borrower agrees~~Borrowers agree to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Revolving Loans on the daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of [REDACTED]% per annum on the daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees and commissions with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment, renewal or extension of any Letter of Credit or processing of drawings thereunder as set forth on Schedule 2.12. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)    The ~~Borrower agrees~~Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between ~~the~~any Borrower and the Administrative Agent.

(d)    All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

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SECTION 2.13. Interest.

(a)    The Loans comprising each CBFR Borrowing (including each Swingline Loan) shall bear interest at the CB Floating Rate plus the Applicable Rate.

(b)    The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c)    Notwithstanding the foregoing, during the occurrence and continuance of a Default, the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower Representative (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.02 requiring the consent of “each Lender affected thereby” for reductions in interest rates), declare that (i) all Loans shall bear interest at [REDACTED]percent ([REDACTED]%) plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount outstanding hereunder, such amount shall accrue at two percent (2%) plus the rate applicable to such fee or other obligation as provided hereunder.

(d)    Accrued interest on each Loan (for CBFR Loans, accrued through the last day of the prior calendar month) shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a CBFR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e)    All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the CB Floating Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable CB Floating Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.14. Alternate Rate of Interest; Illegality.

(a)    Subject to clauses (c), (d), (e), (f), (g) and (h) of this Section 2.14, if prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i)    the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including, without limitation, by means of an Interpolated Rate or because the LIBO Screen Rate is not available or published on a current basis) for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or

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(ii)    the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders through Electronic System as provided in Section 9.01 as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and any such Eurodollar Borrowing shall be repaid or converted into a CBFR Borrowing on the last day of the then current Interest Period applicable thereto, and (B) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as a CBFR Borrowing.

(b)    If any Lender determines that any Requirement of Law has made it unlawful, or if any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, fund or continue any Eurodollar Borrowing, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower Representative through the Administrative Agent, any obligations of such Lender to make, maintain, fund or continue Eurodollar Loans or to convert CBFR Borrowings to Eurodollar Borrowings will be suspended until such Lender notifies the Administrative Agent and the Borrower Representative that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the ~~Borrower~~Borrowers will upon demand from such Lender (with a copy to the Administrative Agent), either prepay or convert all Eurodollar Borrowings of such Lender to CBFR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the ~~Borrower~~Borrowers will also pay accrued interest on the amount so prepaid or converted.

(c)    Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.14), if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(d)    Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (d) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower Representative a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion.

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(e)    In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(f)    The Administrative Agent will promptly notify the Borrower Representative and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14.

(g)    Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(h)    Upon the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower Representative may revoke any request for a Eurodollar Borrowing of, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the ~~Borrower~~Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to CBFR Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of CBFR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of CBFR.

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SECTION 2.15. Increased Costs. (a) If any Change in Law shall:

(i)    impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

(ii)    impose on any Lender or the Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or

(ii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the ~~Borrower~~Borrowers will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)    If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Revolving Commitments of or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the ~~Borrower~~Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

(c)    A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The ~~Borrower~~Borrowers shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d)    Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the ~~Borrower~~Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

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SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(d) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19 or 9.02(d), then, in any such event, the ~~Borrower~~Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Eurodollar Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Eurodollar Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Eurodollar Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The ~~Borrower~~Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

SECTION 2.17. Withholding of Taxes; Gross-Up.

(a)    Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)    Payment of Other Taxes by Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c)    Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent.

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(d)    Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Loan Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(d)    Status of Lenders. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Representative and the Administrative Agent, at the time or times reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrower Representative or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(f)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

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(h)    Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Revolving Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document (including the Payment in Full of the Secured Obligations).

(e) Defined Terms. For purposes of this Section 2.17, the term “applicable law” includes FATCA.

SECTION 2.18. Payments Generally; Allocation of Proceeds; Sharing of Setoffs.

(a)    The ~~Borrower~~Borrowers shall make each payment required to be made by ~~it~~them hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Sections 2.15, 2.16 or 2.17, or otherwise) prior to 3:00 p.m., Toronto time, on the date when due, in immediately available funds, without setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 66 Wellington Street West, Floor 45 Toronto, Ontario, M5K 1E7, Canada, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Unless otherwise provided for herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b)    Any proceeds of Collateral received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the ~~Borrower~~Borrowers), or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent, the Swingline Lender and the Issuing Bank from the ~~Borrower~~Borrowers (other than in connection with Banking Services Obligations or Swap Agreement Obligations), second, to pay any fees, indemnities, or expense reimbursements then due to the Lenders from the ~~Borrower~~Borrowers (other than in connection with Banking Services Obligations or Swap Agreement Obligations), third, to pay interest then due and payable on the Loans ratably, fourth, to prepay principal on the Loans and unreimbursed LC Disbursements and to pay any amounts owing in respect of Swap Agreement Obligations and Banking Services Obligations up to and including the amount most recently provided to the Administrative Agent pursuant to Section 2.22, ratably, fifth, to pay an amount to the Administrative Agent equal to [REDACTED] ([REDACTED]%) of the aggregate LC Exposure, to be held as cash collateral for such Obligations, and sixth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender from the ~~Borrower~~Borrowers or any other Loan Party. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower Representative, or unless a Default is in existence, neither the Administrative Agent nor any Lender shall apply any payment which it receives to any Eurodollar Loan of a Class, except (i) on the expiration date of the Interest Period applicable thereto, or (ii) in the event, and only to the extent, that there are no outstanding CBFR Loans of the same Class and, in any such event, the ~~Borrower~~Borrowers shall pay the break funding payment required in accordance with Section 2.16. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations.

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Notwithstanding the foregoing, Secured Obligations arising under Banking Services Obligations or Swap Agreement Obligations shall be excluded from the application described above and paid in clause sixth if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may have reasonably requested from the applicable provider of such Banking Services or Swap Agreements.

(c)    At the election of the Administrative Agent, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder, whether made following a request by the Borrower Representative pursuant to Section 2.03 or 2.05 or a deemed request as provided in this Section or may be deducted from any deposit account of the ~~Borrower~~Borrowers maintained with the Administrative Agent. The ~~Borrower~~Borrowers hereby ~~auth ori zes~~authorize the Administrative Agent to charge any deposit account of the ~~Borrower~~Borrowers maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.

(d)    If, except as otherwise expressly provided herein, any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other similarly situated Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the ~~Borrower~~Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any assignee or participant, other than to ~~the~~any Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). ~~The~~Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against ~~the~~such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of ~~the~~such Borrower in the amount of such participation.

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(e)    Unless the Administrative Agent shall have received notice from the Borrower Representative prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the ~~Borrower~~Borrowers will not make such payment, the Administrative Agent may assume that the ~~Borrower has~~Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the ~~Borrower has~~Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f)    The Administrative Agent from time to time or promptly after the Borrower Representative’s reasonable written request will provide the Borrower Representative with account statements or invoices with respect to any of the Secured Obligations (the “Statements”). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the ~~Borrower~~Borrowers’ ~~s~~ convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the ~~Borrower pays~~Borrowers pay the full amount indicated on a Statement on or before the due date indicated on such Statement, the ~~Borrower~~Borrowers shall not be in default of payment with respect to the billing period indicated on such Statement; provided that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive payment in full at another time.

SECTION 2.19. Mitigation Obligations; Replacement of Lenders.

(a)    If any Lender requests compensation under Section 2.15, or if the ~~Borrower is~~Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office of such Lender for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The ~~Borrower~~Borrowers hereby ~~agrees~~agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

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( )    If any Lender requests compensation under Section 2.15, or if the ~~Borrower is~~Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender, then the ~~Borrower~~Borrowers may, at ~~its~~their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 or 2.17) and obligations under this Agreement and other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the ~~Borrower~~Borrowers shall have received the prior written consent of the Administrative Agent (and in circumstances where its consent would be required under Section 9.04, the Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the ~~Borrower~~Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the ~~Borrower~~Borrowers to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower Representative, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

SECTION 2.20. Defaulting Lenders.

Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)    fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.12(a);

(b)    any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.18(b) or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or Swingline Lender hereunder; third, to cash collateralize the Issuing Banks’ LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Borrower Representative may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower Representative, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Banks’ future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the ~~Borrower~~Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the ~~Borrower~~Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the ~~Borrower~~Borrowers’~~s~~ obligations corresponding to such Defaulting Lender’s LC Exposure and Swingline Loans are held by the Lenders pro rata in accordance with the Revolving Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto;

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(c)    such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 9.02(b)) and the Revolving Commitment and Revolving Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder or under any other Loan Document; provided that except as otherwise provided in Section 9.02, this clause (c) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby;

(d)    if any Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then:

(i) all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender (other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Revolving Exposure to exceed its Revolving Commitment;

(ii)    if the reallocation described in clause (i) above cannot, or can only partially, be effected, the ~~Borrower~~Borrowers shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize, for the benefit of the Issuing Bank, the ~~Borrower~~Borrowers’ ~~s~~ obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding;

(iii)    if the ~~Borrower~~Borrowers cash ~~collateralizes~~collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the ~~Borrower~~Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(iv)    if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.12(a) and 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and

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(v)    if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and

(e)    so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend, renew, extend or increase any Letter of Credit, unless it is satisfied that the related exposure and such Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the ~~Borrower~~Borrowers in accordance with Section 2.20(d), and Swingline Exposure related to any such newly made Swingline Loan or LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(d)(i) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event or a Bail-In Action with respect to the Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Bank, as the case may be, shall have entered into arrangements with the ~~Borrower~~Borrowers or such Lender, satisfactory to the Swingline Lender or the Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

In the event that each of the Administrative Agent, the ~~Borrower~~Borrowers, the Swingline Lender and the Issuing Bank agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on the date of such readjustment such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

SECTION 2.21. Returned Payments. If, after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender. The provisions of this Section 2.21 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.21 shall survive the termination of this Agreement.

SECTION 2.22. Banking Services and Swap Agreements. Each Lender or Affiliate thereof providing Banking Services for, or having Swap Agreements with, any Loan Party or any Subsidiary or Affiliate of a Loan Party shall deliver to the Administrative Agent, promptly after entering into such Banking Services or Swap Agreements, written notice setting forth the aggregate amount of all Banking Services Obligations and Swap Agreement Obligations of such Loan Party or Subsidiary or Affiliate thereof to such Lender or Affiliate (whether matured or unmatured, absolute or contingent). In furtherance of that requirement, each such Lender or Affiliate thereof shall furnish the Administrative Agent, from time to time after a significant change therein or upon a request therefor, a summary of the amounts due or to become due in respect of such Banking Services Obligations and Swap Agreement Obligations. The most recent information provided to the Administrative Agent shall be used in determining which tier of the waterfall, contained in Section 2.18(b), such Banking Services Obligations and/or Swap Agreement Obligations will be placed.

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ARTICLE III

Representations and Warranties

Each Loan Party represents and warrants to the Lenders that (and where applicable, agrees):

SECTION 3.01. Organization; Powers. Each Loan Party and each Subsidiary is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02. Authorization; Enforceability. The Transactions are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions and, if required, actions by equity holders. Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any Subsidiary, (c) will not violate or result in a default under any Material Agreement, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary, and (d) will not result in the creation or imposition of, or other requirement to create, any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents.

SECTION 3.04. Financial Condition; No Material Adverse Change.

(a) ~~The Borrower~~CRH Canada has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2018, reported on by KPMG, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended June 30, 2019, certified by its Financial Officer. Such financial statements present fairly, in all Material respects, the financial position and results of operations and cash flows of ~~the Borrower~~CRH Canada and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP or IFRS, as applicable, subject to normal year end audit adjustments all of which, when taken as a whole, would not be materially adverse and the absence of footnotes in the case of the statements referred to in clause (ii) above.

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(b) No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since December 31, 2018.

SECTION 3.05. Properties.

(a)    As of the date of this Agreement, Schedule 3.05 sets forth the address of each parcel of real property that is owned or leased by any Loan Party. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. Each of the Loan Parties and each Subsidiary has good and indefeasible title to, or valid leasehold interests in, all of its real and personal property, free of all Liens other than those permitted by Section 6.02.

(b)    Each Loan Party and each Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary to its business as currently conducted, a correct and complete list of which, as of the date of this Agreement, is set forth on Schedule 3.05, and the use thereof by each Loan Party and each Subsidiary does not infringe in any Material respect upon the rights of any other Person, and each Loan Party’s and each Subsidiary’s rights thereto are not subject to any licensing agreement or similar arrangement.

SECTION 3.06. Litigation and Environmental Matters.

(a)    There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters set forth on Schedule 3.06) or (ii) that involve any Loan Document or the Transactions in any material respect.

(b)    Except for the Disclosed Matters, (i) no Loan Party or any Subsidiary has received notice of any claim with respect to any Environmental Liability or knows of any basis for any Environmental Liability and (ii) and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party or any Subsidiary (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law (B) has become subject to any Environmental Liability, (C) has received notice of any claim with respect to any Environmental Liability or (D) knows of any basis for any Environmental Liability.

(c)    Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 3.07. Compliance with Laws and Agreements; No Default. Except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Loan Party and each Subsidiary is in compliance with all Requirements of Law (including Health Care Laws) applicable to it or its property. No Default has occurred and is continuing.

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SECTION 3.08. Investment Company Status. No Loan Party or any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.09. Taxes. Each Loan Party and each Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not be expected to result in a Material Adverse Effect.

SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan.

SECTION 3.11. Disclosure. None of the reports, financial statements, certificates or other information (including, without limitation, any information memorandum prepared at the reasonable request of the ~~Arranger~~Arrangers) furnished by or on behalf of any Loan Party or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) contains any Material misstatement of fact or omits to state any Material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date.

SECTION 3.12. Material Agreements. All Material Agreements are listed on Schedule 3.12. No Loan Party or any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Material Agreement.

SECTION 3.13. Solvency. (a) Immediately after the consummation of the Transactions to occur on the Effective Date, (i) the fair value of the assets of each Loan Party, at a fair valuation, will be sufficient to pay its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) no Loan Party will have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Effective Date.

(b)    No Loan Party intends to, nor will permit any Subsidiary to, and no Loan Party believes that it or any Subsidiary will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

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SECTION 3.14. Insurance. Schedule 3.14 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid. The Loan Parties believe that the insurance maintained by or on behalf of the Loan Parties and their Subsidiaries is adequate and is customary for companies engaged in the same or similar businesses operating in the same or similar locations.

SECTION 3.15. Capitalization and Subsidiaries. Schedule 3.15(a) sets forth (a) a correct and complete list of the name and relationship to ~~the~~Holdings, each Borrower and each other Loan Party of each Subsidiary (including the amount and percentage of Equity Interests owned by ~~the~~Holdings, each Borrower or each other Loan Party, as applicable, directly or indirectly, in each Subsidiary), (b) a true and complete listing of each class of each of the ~~Borrower~~Borrowers’ ~~s~~ authorized Equity Interests, of which all of such issued Equity Interests are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.15, and (c) the type of entity of ~~the~~Holdings, each Borrower and each Subsidiary. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. Schedule 3.15(b) sets forth a complete and accurate organization chart, showing the ownership structure of ~~the~~Holdings, each Borrower and each Subsidiary as of the Fifth Amendment Effective Date.

SECTION 3.16. Security Interest in Collateral. The provisions of the Collateral Documents, taken collectively, create legal and valid Liens on all the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Encumbrances, to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law or agreement and (b) Liens perfected only by possession (including possession of any certificate of title), to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral.

SECTION 3.17. Employment Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters. All payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or such Subsidiary.

SECTION 3.18. Margin Regulations. No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing or Letter of Credit hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of any Loan Party only or of the Loan Parties and their Subsidiaries on a consolidated basis) will be Margin Stock.

SECTION 3.19. Use of Proceeds . The proceeds of the Loans have been used and will be used, whether directly or indirectly as set forth in Section 5.08.

SECTION 3.20. No Burdensome Restrictions. No Loan Party or Subsidiary is subject to any Burdensome Restrictions except Burdensome Restrictions permitted under Section 6.10.

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SECTION 3.21. Anti-Corruption Laws and Sanctions . Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective officers and directors and, to the knowledge of such Loan Party, its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all Material respects and are not knowingly engaged in any activity that could reasonably be expected to result in any Loan Party being designated as a Sanctioned Person. None of (a) any Loan Party, any Subsidiary, any of their respective directors or officers or employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds, Transaction or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions.

SECTION 3.22. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

SECTION 3.23. Plan Assets; Prohibited Transactions . None of the Loan Parties or any of their Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery or performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

SECTION 3.24. Affiliate Transactions. Except for the Managed Entities or as set forth on Schedule 3.24 and for Persons that are engaged in the delivery of health care services to patients for which a Loan Party or any of its Subsidiaries performs management, administrative and/or business services that would, but for the $350,000 threshold referenced in the definition of “Managed Entities”, constitute Managed Entities, as of the date of this Agreement, there are no existing or proposed agreements, arrangements, understandings or transactions between any Loan Party and any of the officers, members, managers, directors, stockholders, parents, holders of other Equity Interests, employees or Affiliates (other than Subsidiaries) of any Loan Party or any members of their respective immediate families, and none of the foregoing Persons are directly or indirectly indebted to or have any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Loan Party or any Person with which any Loan Party has a business relationship or which competes with any Loan Party.

SECTION 3.25. Health Care Matters. Except as set forth on Schedule 3.25 and without limiting or qualifying Section 3.07 or any other provision of this Agreement:

(a)    Compliance with Health Care Laws and Third Party Payor Programs. Each Loan Party, each Subsidiary and to the knowledge of the Loan Parties, each Managed Entity, is in Material compliance with all applicable Health Care Laws and applicable requirements of Third Party Payor Programs.

(b)    Health Care Permits. Each Loan Party, each Subsidiary, and to the knowledge of the Loan Parties, each Managed Entity, holds all Material Health Care Permits necessary for it to conduct its current business or operations. All such Health Care Permits are in full force and effect and there is no default under, violation of, or other noncompliance in any Material respect with the terms and conditions of any such Health Care Permit. To the knowledge of the Loan Parties, no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, could reasonably be expected to result in the suspension, revocation, termination, restriction, limitation, modification or nonrenewal of any such Health Care Permit. No Governmental Authority has taken Parties and Subsidiaries, intends to take, action to suspend, revoke, terminate, place on probation, restrict, limit, modify or not renew any Material Health Care Permit of a Loan Party, Subsidiary or Managed Entity.

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(c)    Licensed Providers. To the knowledge of the Loan Parties, each Licensed Provider holds all professional licenses and other Material Health Care Permits required in the performance of such Licensed Provider’s duties for the Loan Party, Subsidiary or Managed Entity, and, each such Health Care Permit is in full force and effect. To the knowledge of the Loan Parties, no suspension, revocation, termination, impairment, modification or nonrenewal of any such Health Care Permit is pending or threatened in writing.

(d)    Proceedings; Audits. To the knowledge of the Loan Parties, as of the Effective Date, there are no pending or threatened investigations, inquiries, legal suits, claims, audits, proceedings or actions (in each case, whether civil, criminal, administrative or investigative) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority (collectively, a “Proceeding”) against any Loan Party, Subsidiary or, to the knowledge of the Loan Parties, any Managed Entity or Licensed Providers, relating to any actual or alleged noncompliance with any applicable Health Care Law or applicable requirement of any Third Party Payor Program. As of the Effective Date, there currently exist no Material restrictions, deficiencies, required plans of correction or other such remedial measures with respect to (i) any Health Care Permit of any Loan Party or Subsidiary, or to the knowledge of the Loan Parties, a Managed Entity, or (ii) the participation by any Loan Party or Subsidiary or to the knowledge of the Loan Parties, a Managed Entity, in any Third Party Payor Program.

(e)    Third Party Payor Authorizations. Each Loan Party and each Subsidiary and to the knowledge of each Loan Party, each Managed Entity, holds in full force and effect, all Third Party Payor Authorizations (if any) necessary to participate in and be reimbursed by all Third Party Payor Programs in which it participates. To the knowledge of any Loan Party, there is no investigation, audit, claim review, or other action pending or threatened in writing, which could result in a suspension, revocation, termination, restriction, limitation, modification or nonrenewal of any Third Party Payor Authorization or result in the exclusion of a Loan Party, Subsidiary or Managed Entity from any Third Party Payor Program.

(f)    Overpayments. No Loan Party or Subsidiary or to the knowledge of the Loan Parties, any Managed Entity, (i) has knowingly retained a Material overpayment received from, or failed to refund any Material amount due to, any Third Party Payor Program in Material violation of any applicable Health Care Law; or (ii) has received written notice of any Material overpayment or refunds due to any Third Party Payor Program in Material violation of any applicable Health Care Law.

(g)    Material Statements. No Loan Party or Subsidiary or to the knowledge of the Loan Parties, any Managed Entity or any officer, affiliate, employee or agent of a Loan Party or Subsidiary or Managed Entity, has made an untrue statement of a Material fact or fraudulent statement to any Governmental Authority, failed to disclose a Material fact that must be disclosed to any Governmental Authority, or committed an act, made a statement or failed to make a statement that, at the time such statement, disclosure or failure to disclose occurred, that individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

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(h)    Prohibited Transactions. No Loan Party, Subsidiary, nor, to the knowledge of the Loan Parties, any Managed Entity or officer, affiliate or managing employee of a Loan Party, Subsidiary or Managed Entity in such capacity on behalf of any such entity, directly or indirectly, has (i) offered or paid or solicited or received any remuneration, in cash or in kind, or made any financial arrangements, in Material violation of any applicable Health Care Law; (ii) given any gift or gratuitous payment of any kind, nature or description (whether in money, property or services) in Material violation of any applicable Health Care Law; (iii) made any contribution, payment or gift of funds or property to, or for the private use of, any governmental official, employee or agent where either the contribution, payment or gift or the purpose of such contribution, payment or gift was illegal in any Material respect under the applicable laws of any Governmental Authority having jurisdiction over such payment, contribution or gift; (iv) established or maintained any unrecorded fund or asset for any purpose or made any misleading, false or artificial entries on any of its books or records in Material violation of applicable Health Care Laws; or (v) made any payment to any person with the intention that any part of such payment would be in Material violation of any applicable Health Care Law. To the knowledge of the Loan Parties, as of the Effective Date, no person has filed or has threatened in writing to file against a Loan Party, Subsidiary or Managed Entity, an action under any federal or state whistleblower statute related to alleged noncompliance with applicable Health Care Laws, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).

(i)    Exclusion. No Loan Party nor any of its Subsidiaries, nor, to the knowledge of the Loan Parties, any Managed Entity, Licensed Providers or owner, officer, director, managing employee or person with a “direct or indirect ownership interest” (as that phrase is defined in 42 C.F.R. § 420.201) in a Loan Party, Subsidiary or Managed Entity, is (i) excluded from any Governmental Payor Program, (ii) “suspended” or “debarred” from selling products to the U.S. government or its agencies pursuant to the Federal Acquisition Regulation, relating to debarment and suspension applicable to federal government agencies generally (42 C.F.R. Subpart 9.4), (iii) debarred, disqualified, suspended or excluded from participation in any Third Party Payor Program or is listed on the General Services Administration list of excluded parties, nor, to the knowledge of the Loan Parties, is any such debarment, disqualification, suspension or exclusion threatened or pending, or (iv) made a party to any other action by any Governmental Authority that may prohibit it from selling products or providing services to any governmental or other purchaser pursuant to any federal, state or local laws or regulations.

(j)    Corporate Integrity Agreement. No Loan Party, Subsidiary or, to the knowledge of the Loan Parties, any Managed Entity, is a party to, or bound by, any individual integrity agreement, corporate integrity agreement, corporate compliance agreement or deferred prosecution agreement.

(k)    Health Care Compliance Program. Each Loan Party, Subsidiary and to the knowledge of the ~~Borrower~~Borrowers, each Managed Entity maintains and adheres to, in all Material respects, commercially reasonable compliance policies and procedures designed to promote compliance with and to detect, prevent, and address violations of all Material applicable Health Care Laws (the “Health Care Compliance Program”). No Loan Party, Subsidiary or, to the knowledge of ~~Borrower~~Borrowers, Managed Entity is aware of any complaints from employees, independent contractors, vendors, physicians, customers, patients or other persons that could reasonably be considered to indicate a violation of Health Care Law.

(l)    Managed Entities and Management Services Documents. Schedule 3.25(l) contains a complete and accurate list of each Managed Entity as of the Fifth Amendment Effective Date. True and correct copies of all of the Management Services Documents (if any) have been provided to the Administrative Agent prior to the date hereof. The Loan Parties and Subsidiaries are in compliance with their obligations in all Material respects under the Management Services Documents. To the knowledge of Loan Parties and Subsidiaries, no Management Services Document Termination Event or other event entitling any party thereto to terminate any Management Services Document has occurred. To the knowledge of Loan Parties and Subsidiaries, all other parties to each Management Services Document are in compliance in all Material respects with their respective obligations thereunder.

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(m)    Product Regulatory Compliance. Without limiting or qualifying any of the foregoing:

(i)    All the Products have been developed, tested, manufactured, distributed, marketed and sold in compliance in all Material respects with all applicable FDA Laws, including, without limitation, all requirements relating to pre-market notification, good manufacturing practices and quality system regulations (21 CFR Part 820), labeling, advertising, record-keeping, and adverse event reporting.

(ii)    There have been no Product recalls or withdrawals by any Governmental Authority. To the Knowledge of the ~~Borrower~~Borrowers, there are no Material design defects with respect to any Products. No Loan Party or Managed Entity has been required to file, nor has filed, a notification or other report with any Governmental Authority concerning actual or potential hazards with respect to any Product under any applicable Requirement of Law.

(iii)    No clinical trial or pre-clinical trial for which any Loan Party, Subsidiary or Managed Entity has any regulatory responsibilities under the FDCA, the Food and Drugs Act (Canada) or the Food and Drug Regulations (Canada) has been suspended, put on hold, or terminated prior to completion by the FDA or any other Governmental Authority as a result of any failure to perform, or violation of, such regulatory responsibilities by such Loan Party or Subsidiary.

(iii)    No Loan Party or Product is subject to any active pending Material investigation by the FDA (or other Governmental Authority regulating the Products), or to the knowledge of the Loan Parties, Material investigation threatened in writing by the FDA (or other Governmental Authority regulating the Products).

(iv)    No Loan Party, Subsidiary or Managed Entity has received or been subject to an FDA Form 483, warning letter, untitled letter, notice of violation or similar notice from the FDA or other Governmental Authority which remains unresolved and would be reasonably expected to result individually or in the aggregate in a Material Adverse Effect.

(v)    Each Loan Party, Subsidiary and Managed Entity has made each required filing with the FDA (or other Governmental Authority regulating the Products), except where the failure to have made such a filing, or to have such filing valid and in full force and effect, has not had, and would not reasonably be expected to have, a Material Adverse Effect.

(n)    COVID-19 Relief Program Funds. As of the Fifth Amendment Effective Date, any representations, warranties or certifications made in any application or attestation for COVID-19 Relief Program Funds by any Loan Party, Subsidiary and to the knowledge of the Borrowers, any Managed Entity, were true and correct in all Material respects when made.

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SECTION 3.26. Information Privacy or Security Laws. Without limiting or qualifying Section 3.07 or any other provision of this Agreement, except as could not be reasonably expected to result in a Material Adverse Effect, each of the Loan Parties and Subsidiaries, and to the knowledge of the Loan Parties, each Managed Entity, is in compliance with Information Privacy or Security Laws, and has taken commercially reasonable steps, consistent with industry standards, to the extent required by Requirements of Law, such that patient, health, protected or personally identifiable information is protected against unauthorized access, use, modification, disclosure or other misuse. None of the Loan Parties or Subsidiaries, or, to the knowledge of the Loan Parties, any Managed Entity, has within the past three (3) years, suffered any breach of unsecured protected health information, received any written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Authority regarding any allegation regarding its failure to comply with Information Privacy or Security Laws, nor made any notification of such a breach or failure to the media or the Secretary of the U.S. Department of Health and Human Services pursuant to Information Privacy or Security Laws, except as could not reasonably be expected to result in a Material Adverse Effect. Each of the Loan Parties and Subsidiaries and, to the knowledge of the Loan Parties, each Managed Entity, in each case to the extent required by Information Privacy or Security Laws, has undertaken required or reasonable security risk assessments, surveys, audits, inventories, reviews, analyses and/or assessments and remediated any deficiencies identified thereby, and have provided training with respect to compliance with Information Privacy or Security Laws to their “workforce” and, except where failure to do so would not reasonably be expected to have a Material Adverse Effect, has entered into a business associate agreement with each third party acting as a “business associate” or “subcontractor” thereto (as such terms are defined in HIPAA).

SECTION 3.27. Managed Entity Owner Physicians. Each person who owns a Managed Entity (each, an “Owner Physician”): (i) has been duly licensed and registered, and is in good standing by their state to engage in medical practice, and said license and registration have not been suspended, revoked or restricted in any manner, and (ii) to the extent such Owner Physician is engaged in the practice of medicine, such Owner Physician has had valid professional liability insurance in place in amounts not less than commercially reasonable levels and has not indicated any intent to terminate or reduce his or her professional liability coverage.

ARTICLE IV

Conditions

SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)    Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto counterparts of this Agreement signed on behalf of such party and (ii) duly executed copies of the Loan Documents and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.10 payable to the order of each such requesting Lender and a written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent, the Issuing Bank and the Lenders, all in form and substance satisfactory to the Administrative Agent.

(b)    Financial Statements and Projections. The Lenders shall have received (i) audited consolidated financial statements of the Loan Parties and their Subsidiaries for the December 31, 2017 and December 31, 2018 fiscal years, (ii) unaudited interim consolidated financial statements of the Loan Parties and their Subsidiaries for each fiscal quarter ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available, and such financial statements shall not, in the reasonable judgment of the Administrative Agent, reflect any material adverse change in the consolidated financial condition of the Loan Parties and their Subsidiaries, as reflected in the audited, consolidated financial statements described in clause (i) of this paragraph and (iii) satisfactory Projections through the fiscal year ending December 31, 2021.

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(c)    Closing Certificates; Certified Certificate of Incorporation; Good StandingCertificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date and executed by its Secretary, Assistant Secretary or duly authorized officer, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of ~~the Borrower~~CRH Canada, its Financial Officers, and (C) contain appropriate attachments, including the charter, articles or certificate of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization.

(c)    No Default Certificate. The Administrative Agent shall have received a certificate, signed by a Financial Officer of ~~the Borrower~~CRH Canada, dated as of the Effective Date (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in the Loan Documents are true and correct as of such date, and (iii) certifying as to any other factual matters as may be reasonably requested by the Administrative Agent.

(d)    Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses required to be reimbursed for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date. All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by ~~the Borrower~~CRH Canada to the Administrative Agent on or before the Effective Date.

(e)    Lien Searches. The Administrative Agent shall have received the results of a recent lien search in form and substance satisfactory to the Administrative Agent.

(f)    Pay-Off Letter. The Administrative Agent shall have received satisfactory pay-off letters for all existing Indebtedness required to be repaid and which confirms that all Liens upon any of the property of the Loan Parties constituting Collateral will be terminated concurrently with such payment and all letters of credit issued or guaranteed as part of such Indebtedness shall have been cash collateralized or supported by a Letter of Credit.

(g)    Funding Account. The Administrative Agent shall have received a notice setting forth the ~~deposit account of the Borrower (the “~~Funding Account~~”)~~ to which the Administrative Agent is authorized by the ~~Borrower~~Borrowers to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement.

(h)    Solvency. The Administrative Agent shall have received a solvency certificate signed by a Financial Officer dated the Effective Date in form and substance reasonably satisfactory to the Administrative Agent.

(i)    Pledged Equity Interests; Stock Powers; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the Equity Interests pledged pursuant to each Security Agreement, together with an undated stock or limited liability company power(s), as applicable, for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to each Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

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(k)    Filings, Registrations and Recordings. The Administrative Agent shall have received such documents requested by the Administrative Agent in its sole discretion to be filed, registered or recorded reflecting the Administrative Agent’s perfected Lien on the Collateral described.

(l)    Insurance. The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent.

(a)    Letter of Credit Application. The Administrative Agent shall have received a properly completed letter of credit application (whether standalone or pursuant to a master agreement, as applicable) if the issuance of a Letter of Credit will be required on the Effective Date.

(m)    Legal Due Diligence. The Administrative Agent and its counsel shall have completed all legal due diligence, the results of which shall be satisfactory to the Administrative Agent in its sole discretion.

(b)    Structure and Investment Documents. The corporate structure, ownership, capital structure, any other debt instruments, Material accounts and governing and constituent documents of the Loan Parties shall be delivered to and reasonably acceptable to the Administrative Agent.

(n)    USA PATRIOT Act, Etc. The Administrative Agent shall have received, (x) at least three (3) days prior to the Effective Date, all documentation and other information regarding ~~the Borrowers~~CRH Canada requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, the Criminal Code (Canada) and the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) to the extent requested in writing of ~~the Borrowers~~CRH Canada at least ten (10) days prior to the Effective Date, and (y) a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party.

(o)    Governmental Authorizations and Consents. Each Loan Party shall have obtained all authorizations and consents of all Governmental Authorities and any other required Person, in each case that are necessary in connection with the transactions contemplated by the Loan Documents and the continuing operations of ~~the Borrower~~CRH Canada and its Subsidiaries and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to the Administrative Agent. There shall be no (i) injunctions or temporary restraining orders which, in the judgment of the Administrative Agent, would prohibit the making of the Loans on the Effective Date or (i) litigation which could reasonably be expected to result in a Material Adverse Effect on ~~the Borrower~~CRH Canada and its Subsidiaries.

(p)    Legal and Regulatory Matters. All legal (including any tax implications) and regulatory matters shall be satisfactory to the Administrative Agent and the Lenders, including, without limitation, compliance with all applicable requirements of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations, T, U and X.

(c)    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent, the Issuing Bank, any Lender or their respective counsel may have reasonably requested.

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The Administrative Agent shall notify ~~the Borrower~~CRH Canada, the Lenders and the Issuing Bank of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 2:00 p.m., Toronto time, on October 31, 2019 (and, in the event such conditions are not so satisfied or waived, the Revolving Commitments shall terminate at such time).

SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a)    The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct with the same effect as though made on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all Material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(b)    At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

(c)    After giving effect to any Borrowing or the issuance, amendment, renewal or extension of any Letter of Credit, Availability shall not be less than zero.

(d)    No event shall have occurred and no condition shall exist which has or could be reasonably expected to have a Material Adverse Effect.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the ~~Borrower~~Borrowers on the date thereof as to the matters specified in paragraphs (a), (b), (c) and (d) of this Section.

Notwithstanding the failure to satisfy the conditions precedent set forth in paragraphs (a), (b), (c) or (d) of this Section, unless otherwise directed by the Required Lenders, the Administrative Agent may, but shall have no obligation to, continue to make Loans and an Issuing Bank may, but shall have no obligation to, issue, amend, renew or extend, or cause to be issued, amended, renewed or extended, any Letter of Credit for the ratable account and risk of Lenders from time to time if the Administrative Agent believes that making such Loans or issuing, amending, renewing or extending, or causing the issuance, amendment, renewal or extension of, any such Letter of Credit is in the best interests of the Lenders.

ARTICLE V

Affirmative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that:

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SECTION 5.01. Financial Statements; Other Information. The ~~Borrower~~Borrowers will furnish to the Administrative Agent and each Lender:

(a)    within one hundred twenty (120) days after the end of each fiscal year of the ~~Borrower~~Borrowers, the audited consolidated, and management prepared consolidating, in each case balance sheets of the Loan Parties and their Subsidiaries, and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, such consolidated financial statements reported on by KPMG or another firm of independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary or exception, and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all Material respects the financial condition and results of operations of the Loan Parties and their Subsidiaries on a consolidated basis in accordance with ~~GAAP~~IFRS consistently applied, accompanied by any management letter prepared by said accountants;

(b)    within forty-five (45) days after the end of each fiscal quarter of the ~~Borrower~~Borrowers, the unaudited consolidated and consolidating balance sheet of the Loan Parties and their Subsidiaries and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all Material respects the financial condition and results of operations of the Loan Parties and their Subsidiaries on a consolidated basis in accordance with ~~GAAP~~IFRS consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c)    concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer in substantially the form of Exhibit C (each, a “Compliance Certificate”) (i) certifying as presenting fairly in all Material respects the financial condition and results of operations of the Loan Parties and their Subsidiaries on a consolidated basis in accordance with ~~GAAP~~IFRS consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.12(a) and (b) and (iv) stating whether any change in ~~GAAP~~IFRS or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(d)    within one hundred and twenty (120) days of the first day of each fiscal year of the ~~Borrower~~Borrowers, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and cash flow statement) of the Loan Parties and their Subsidiaries for each month of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent;

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(e)    within one hundred twenty (120) days after the end of each fiscal year of Well Health, the audited consolidated, and management prepared consolidating, in each case balance sheets of Well Health and its Subsidiaries, and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, such consolidated financial statements reported on by KPMG or another firm of independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary or exception, and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all Material respects the financial condition and results of operations of Well Health and its Subsidiaries on a consolidated basis in accordance with IFRS consistently applied, accompanied by any management letter prepared by said accountants;

(f) concurrently with any delivery of financial statements under clause (a) or (b) above, a detailed listing of all intercompany loans made by any Loan Party to any Affiliate during such applicable period;

(~~f~~g) concurrently with any delivery of financial statements under clause (a) or (b) above, comparative financial statements for such fiscal period reflecting the figures under such financial statements in accordance with GAAP consistently applied, or, following any election of the Borrowers to migrate to GAAP in accordance with Section 1.04, comparative financial statements for such fiscal period reflecting the figures under such financial statements in accordance with IFRS consistently applied accompanied by a reconciliation to GAAP;

(h) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by or on behalf of any Loan Party or any Subsidiary with the SEC or any comparable agency in Canada, or any Governmental Authority succeeding to any or all of the functions of the SEC or any comparable agency in Canada, or with any national securities exchange, or distributed by ~~the~~a Borrower to its shareholders generally, as the case may be;

(~~g~~i) promptly following any request therefor, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of ~~the~~any Borrower by independent accountants in connection with the accounts or books of the Loan Parties and their Subsidiaries, or any audit of any of them as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request;

(~~h~~j) promptly following any request therefor, (x) such other information regarding the operations, changes in ownership of Equity Interests, business affairs and financial condition of any Loan Party or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender (through Administrative Agent) may reasonably request and (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, the Criminal Code (Canada) and the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada); and

(~~i~~k) promptly after any request therefor by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that ~~the~~any Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that ~~the~~any Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if ~~the~~any Borrower or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, ~~the~~such Borrower or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof.

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Documents required to be delivered pursuant to Section 5.01(a), (b), (e) or (~~f~~h) (to the extent any such documents are included in materials otherwise filed with the SEC or any comparable agency in Canada) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the System for Electronic Document Analysis and Retrieval (SEDAR) or the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on Well Health’s or the ~~Borrower~~Borrowers’ behalf, as applicable, on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent). The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above. Each Lender shall be solely responsible for timely accessing posted documents.

SECTION 5.02. Notices of Material Events. ~~The  Borrower~~Holdings and the Borrowers will furnish to the Administrative Agent and each Lender prompt (but in any event within any time period that may be specified below) written notice of the following:

(a)    the occurrence of any Default;

(b)    receipt of any notice of any investigation by a Governmental Authority or any litigation or proceeding commenced or threatened against any Loan Party or any Subsidiary the result of which has had or could reasonably be expected to result in a Material Adverse Effect;

(c)    any Material change in accounting or financial reporting practices by ~~the~~any Borrower or any Subsidiary;

(d)    the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties and their Subsidiaries in an aggregate amount exceeding $[REDACTED];

(f)    within two (2) Business Days after the occurrence thereof, any Loan Party entering into a Swap Agreement or an amendment to a Swap Agreement, together with copies of all agreements evidencing such Swap Agreement or amendment;

(g)    any change in the credit ratings from a credit rating agency, or the placement by a credit rating agency of any Loan Party on a “Credit Watch” or “WatchList” or any similar list, in each case with negative implications, or the cessation by a credit rating agency of, or its intent to cease, rating such Loan Party’s debt;

(h)    any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and

(i)    not later than five (5) Business Days after receipt thereof by any Loan Party, copies of all notices, request and other documents (including amendments, waivers and other modifications) received under or pursuant to any agreement evidencing a SBA PPP Loan and, from time to time upon request by the Administrative Agent, such information and reports regarding such SBA PPP Loan as the Administrative Agent may reasonably request.~~”~~

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Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower Representative setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Existence; Conduct of Business. Each Loan Party will, and will cause each Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits Material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.

SECTION 5.04. Payment of Obligations. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all Material Indebtedness and all other Material liabilities and obligations, including Taxes, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with ~~GAAP~~IFRS and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.05. Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property Material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

SECTION 5.06. Books and Records; Inspection Rights. Each Loan Party will, and will cause each Subsidiary to, (a) keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (b) permit any representatives designated by the Administrative Agent or any Lender (including employees of the Administrative Agent, any Lender or any consultants, accountants, lawyers, agents and appraisers retained by the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties, conduct at the Loan Party’s premises field examinations of the Loan Party’s assets, liabilities, books and records, including examining and making extracts from its books and records, environmental assessment reports, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times, once per calendar year (unless a Default or an Event of Default has occurred and is continuing, in which case as often as reasonably requested). The Loan Parties acknowledge that the Administrative Agent, after exercising its right of inspection under this Agreement, may prepare and distribute to the Lenders certain Reports pertaining to the Loan Parties’ assets for internal use by the Administrative Agent and the Lenders.

SECTION 5.07. Compliance with Laws and Material Contractual Obligations. Each Loan Party will, and will cause each Subsidiary to, (i) comply with each Requirement of Law applicable to it or its property (including without limitation Environmental Laws and Health Care Laws) and (ii) perform in all Material respects its obligations under the Material Agreements to which it is a party. Each Loan Party will maintain in effect and enforce policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

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SECTION 5.08. Use of Proceeds.

(a)    The proceeds of the Revolving Loans (including following an increase in the Revolving Commitments under Section 2.09(e)) and the Letters of Credit will be used for general corporate purposes of the ~~Borrower~~Borrowers and ~~its~~their Subsidiaries in the ordinary course of business, including ~~in refinancing on the Effective Date the existing senior secured loans made to the Borrower, fees and expenses incurred in connection with the closing of the Transactions on the Effective Date and~~ investments~~,~~ and Permitted Acquisitions ~~and Restricted Payments~~ to the extent permitted hereunder; provided that up to $[REDACTED]of proceeds of Revolving Loans on the Fifth Amendment Effective Date may be used to finance a portion of the consideration for the Well Health Acquisition. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, (i) for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X or (ii) to make any Acquisition other than Permitted Acquisitions.

(b)    ~~The~~No Borrower will ~~not~~ request any Borrowing or Letter of Credit, and ~~the~~no Borrower shall ~~not~~ use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 5.09. Accuracy of Information. The Loan Parties will ensure that any information, including financial statements or other documents, furnished to the Administrative Agent or the Lenders in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder contains no Material misstatement of fact or omits to state any Material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the ~~Borrower~~Borrowers on the date thereof as to the matters specified in this Section 5.09; provided that with respect to the Projections, the Loan Parties will cause the Projections to be prepared in good faith based upon assumptions believed to be reasonable at the time.

SECTION 5.10. Insurance. Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company insurance in such amounts (with no greater risk retention) and against such risks and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. The ~~Borrower~~Borrowers will furnish to the Lenders, upon request of the Administrative Agent, but no less frequently than annually, information in reasonable detail as to the insurance so maintained.

SECTION 5.11. Casualty and Condemnation. The ~~Borrower~~Borrowers (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any Material portion of the Collateral or the commencement of any action or proceeding for the taking of any Material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement.

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SECTION 5.12. Depository Banks. No later than ninety (90) days after the Effective Date (or such later date as the Administrative Agent may agree in its sole discretion) and at all times thereafter, each Loan Party and its Subsidiaries will maintain the Administrative Agent as its principal depository bank (except with respect to present or future lockbox deposit accounts of the Loan Parties and their Subsidiaries that exist on the Effective Date), including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business. Following the Effective Date, any newly formed or acquired Subsidiary of the Loan Parties shall establish and maintain all of its lockbox deposit accounts with the Administrative Agent. The Administrative Agent agrees to waive its right to set-off and recoupment and a banker’s lien against any Segregated Health Care Account to the extent required by law in accordance with Section 5.14(b).

SECTION 5.13. Additional Collateral; Further Assurances.

(a)    Subject to applicable Requirements of Law, each Loan Party will cause each of its Domestic Subsidiaries (other than any JV Entity), in each case formed or acquired after the Effective Date, within thirty (30) days of such formation or acquisition, to become a Loan Party by executing a Joinder Agreement and such Loan Party shall deliver legal opinions and documents consistent with those delivered on the Effective Date, to the extent requested by the Administrative Agent. In connection therewith, the Administrative Agent shall have received all documentation and other information regarding such newly formed or acquired Subsidiaries as may be required to comply with the applicable “know your customer” rules and regulations, including the USA Patriot Act. Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of such Loan Party which constitutes Collateral, excluding any parcel of real property owned by any Loan Party.

(b)    Subject to applicable Requirements of Law, each Loan Party will cause (i) [REDACTED]% of the issued and outstanding Equity Interests of each of its Domestic Subsidiaries (excluding, for the avoidance of doubt, any JV Entity) and (ii) [REDACTED]% (or such greater percentage that (1) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for U.S. federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s U.S. parent and (2) could not reasonably be expected to cause any Material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary directly owned by ~~the~~any Borrower or any Domestic Subsidiary (in each case excluding, for the avoidance of doubt, any JV Entity) to be subject at all times, or, in the case of any such Foreign Subsidiary or Domestic Subsidiary formed or acquired after the Effective Date, within thirty (30) days of such formation or acquisition, to a first priority, perfected Lien in favor of the Administrative Agent for the benefit of the Administrative Agent and the other Secured Parties, pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request.

(c)    Without limiting the foregoing, each Loan Party will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which may be required by any Requirement of Law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all in form and substance reasonably satisfactory to the Administrative Agent and all at the expense of the Loan Parties.

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(d)     If any Material assets (excluding any real property or improvements thereto or any interest therein) are acquired by any Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreements that become subject to the Liens under the Security Agreements upon acquisition thereof), the Borrower Representative will (i) notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, cause such assets to be subjected to a Lien securing the Secured Obligations and (ii) take, and cause each applicable Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (d) of this Section, all at the expense of the Loan Parties.

SECTION 5.14. Cash Management Systems. (a) Within (x) ninety (90) days after the Effective Date and (y) ninety (90) days after the acquisition of any deposit accounts as a result of a Permitted Acquisition permitted hereunder (in each case under clauses (x) and (y), as such date may be extended by the Administrative Agent in its sole discretion) and at all times thereafter, ~~the Borrower~~each Borrowers shall, and shall cause each other Loan Party to, enter into deposit account control agreements with respect to each deposit account maintained or acquired by ~~the~~such Borrower or any such Loan Party (other than (i) any payroll or benefits account, (ii) any zero balance account, (iii) any withholding tax, trust or fiduciary account, (iv) any deposit account held in Canada that has a balance that does not exceed $50,000 and any other deposit account held in Canada if, in the reasonable determination of the Administrative Agent pursuant to advice of counsel, such deposit account control agreement is not necessary for the Administrative Agent, for the benefit of the Lenders, to have a first priority Lien on such deposit accounts, (v) Segregated Health Care Accounts and (vi) accounts maintained at the Administrative Agent, such excluded accounts described in clauses (i)-(vi), collectively, the “Excluded Accounts”). Each deposit account control agreement shall be in form and substance reasonably satisfactory to the Administrative Agent. After the occurrence and during the continuance of an Event of Default, the Administrative Agent shall be entitled to deliver a notice to any financial institution of its exercise of control over any deposit account subject to a deposit account control agreement. For greater certainty, it is understood that, unless an Event of Default has occurred and is continuing, the ~~Borrower~~Borrowers and any Loan Parties shall have absolute control of such deposit accounts and the Administrative Agent agrees not to deliver any such notice or instruction at any time other than during the occurrence of an Event of Default that is continuing.

(b)    In order to segregate and to facilitate perfection of the Administrative Agent’s security interest in funds received from Governmental Payor Programs, to the extent ~~the~~any Borrower or any other Loan Party or any Managed Entity receives payments from a Government Payor Program as of the Effective Date, ~~the~~such Borrower or such other Loan Party or such Managed Entity shall, within thirty (30) days after the Effective Date (or, with respect to future participation in any Governmental Payor Programs, prior to ~~the~~such Borrower’s or such other Loan Party’s receipt of payments from such Governmental Payor Programs) notify all Governmental Authorities making any payments under any Governmental Payor Program to make any such payments only to one or more Segregated Health Care Accounts. None of the ~~Borrower~~Borrowers or any other Loan Party nor any of their respective Subsidiaries nor any Managed Entities shall deposit any funds to a Segregated Health Care Account or direct or permit any other Person to deposit any funds to a Segregated Health Care Account, other than payments received from Governmental Payor Programs. The ~~Borrower~~Borrowers and the other Loan Parties shall have until the date that is ninety (90) days following (i) the Effective Date (or such later date as may be agreed to by the Administrative Agent), or (ii) the date ~~the~~any Borrower or other Loan Party begins receiving payments from any Governmental Payor Program) to cause all amounts deposited into the Segregated Health Care Accounts to be automatically swept on a daily basis to a deposit account of the ~~Borrower~~Borrowers or another Loan Party pursuant to a Sweep Agreement (a “Controlled Deposit Account”). Any such Sweep Agreement will require such depository bank (including, the Administrative Agent if it is the depository bank) to waive all of its existing and future rights of recoupment and set-off and banker’s lien against any Segregated Health Care Accounts, but shall permit such depository bank (including, the Administrative Agent if it is the depository bank) to maintain its existing and future rights of recoupment and set-off and banker’s lien against any Controlled Deposit Account.

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SECTION 5.15. Health Care. Each Loan Party and its Subsidiaries shall, and shall cause each Managed Entity to, and, to the extent such obligation is imposed on a Loan Party, Subsidiary or Managed Entity by any Management Services Document, shall cause any Managed Entity to:

(a)    timely file or cause to be timely filed (after giving effect to any extension duly obtained), materially accurate and complete notifications, reports, submissions, Health Care Permit renewals and reports of every kind whatsoever required by Health Care Laws in order for Loan Party, Subsidiary or any Managed Entity to carry on its business;

(b)    maintain in full force and effect, and free from restrictions or conditions, all Health Care Permits necessary under Health Care Laws to carry on the business of the Loan Parties, Subsidiary or any Managed Entity;

(c)    at all times be in compliance in all Material respects with all applicable Health Care Laws (including without limitation, FDA Laws and Information Privacy or Security Laws) relating to the operation of the business of the Loan Party, Subsidiary or Managed Entity;

(d)    be and remain in compliance with all requirements for participation in, and for licensure required to provide the goods or services that are reimbursable under, Medicare, Medicaid and other Third Party Payor Programs;

(e)    require all Licensed Providers to be in compliance with all applicable Health Care Laws in the performance of their duties to or for a Loan Party, Subsidiary or any Managed Entity, and to maintain in full force and effect all professional licenses and other Health Care Permits required to perform such duties;

(f)    keep and maintain all records required to be maintained by any Governmental Authority or otherwise under any Health Care Law;

(g)    cause all business arrangements of a Loan Party, Subsidiary and any Managed Entity to be structured to comply in all Material respects with all Health Care Laws~~; and~~

(h)    maintain a Health Care Compliance Program, provide regular Health Care Compliance Program training to its directors and employees, modify the Health Care Compliance Program from time to time as may be necessary to promote continuing Material compliance with all applicable Health Care Laws, and upon reasonable advance written request, permit the Administrative Agent (and/or its consultants) to review any such Health Care Compliance Program; and

(i)    remain in Material compliance with all terms, conditions, rules and regulations relating to any COVID-19 Relief Program Funds obtained by any Loan Party, Subsidiary or Managed Entity, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

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SECTION 5.16. Reportable Health Care Events. Without limiting any of the foregoing, the Loan Parties shall promptly notify the Administrative Agent and, unless such delivery is in electronic form to the Administrative Agent (in which case the Administrative Agent shall promptly forward to each Lender), each Lender of each of the following:

(a)    any breach or non-performance of, or any default under, any contractual obligation of any Loan Party, Subsidiary or Managed Entity under, or any violation of, or non-compliance with, any applicable Health Care Law, which could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, including a description of such breach, non-performance, default, violation or non-compliance and the steps, if any, such Loan Party, Subsidiary or Managed Entity has taken, is taking or proposes to take in respect thereof;

(b)    any Loan Party, Subsidiary or Managed Entity, hereafter becoming subject to any civil or criminal investigations, inquiries or audits (other than non-Material investigations, inquiries or audits occurring in the ordinary course of business) involving and/or related to its compliance with applicable Health Care Laws;

(c)    a person with a “direct or indirect ownership interest” (as that phrase is defined in 42 C.F.R. §420.201) in, or an officer or member of senior management of, a Loan Party, Subsidiary or Managed Entity: (i) has a civil monetary penalty assessed against him or her pursuant to 42 U.S.C. §1320a-7a or is the subject of a proceeding seeking to assess such penalty; (ii) has been excluded from participation in a Federal Health Care Program (as that term is defined in 42 U.S.C. §1320a-7b) or is the subject of a proceeding seeking to assess such exclusion; (iii) has been convicted (as that term is defined in 42 C.F.R. §1001.2) of any of those offenses described in 42 U.S.C. §1320a-7b or 18 U.S.C. §§669, 1035, 1347, 1518 or is the subject of a proceeding seeking to assess such conviction; or (iv) has been named in an unsealed U.S. Attorney complaint made or any other unsealed formal action taken pursuant to the False Claims Act under 31 U.S.C. §§3729-3731 or unsealed qui tam action brought pursuant to 31 U.S.C. §3729 et seq.;

(d)    (i) any validation review, program integrity review or reimbursement audits related to a Loan Party, Subsidiary or Managed Entity by any commission, board or agency in connection with a Governmental Payor Program (other than non-Material or routine reviews and audits in the ordinary course of business) that could reasonably be expected to have a Material Adverse Effect or (ii) any Loan Party, Subsidiary or Managed Entity having entered into any individual integrity agreement, corporate integrity agreement, corporate compliance agreement or deferred prosecution agreement;

(e)    (i) the voluntary disclosure by a Loan Party, Subsidiary or Managed Entity to a Governmental Authority of an overpayment in an amount greater than $1,000,000 relating to the submission of claims to such payor or (ii) the receipt of written notice by a Loan Party, Subsidiary or Managed Entity of any Material overpayment or refunds due to any Governmental Payor Program in Material violation of any applicable Health Care Law;

(f)    any revocation, suspension, termination, probation, restriction, limitation, denial or non-renewal with respect to any Material Third Party Payor Authorizations or participation in any Material Third Party Payor Program due to the violation by any Loan Party, Subsidiary or Managed Entity, of applicable Health Care Laws;

(g)    the occurrence of any Management Services Document Termination Event or any Owner Physician ~~Owner~~ of a Managed Entity threatening to act in Material contravention of a Management Services Document; or

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(h)    the FDA or other Governmental Authority initiates an enforcement action against, or issues a Form 438 observation, recall, warning letter, notice of violation letter or similar notice with respect to, any Loan Party or Subsidiary or any Product.

SECTION 5.17. Managed Entities, Management Services Documents and Management Services Fees.

(a)    The Borrower Representative shall promptly provide the Administrative Agent with an executed copy of any Management Services Document entered into after the Effective Date for any Managed Entity, including all Material amendments, waivers or supplements with respect thereto. The Borrower Representative shall promptly notify Administrative Agent in writing at any time that any Person becomes a Managed Entity and provide to Lender (i) such information about such Managed Entity as the Administrative Agent may reasonably request, (ii) a fully executed set of any Managed Services Documents relating to such Managed Entity in form and substance reasonably satisfactory to the Administrative Agent or in a form substantially similar to those delivered on the Effective Date ~~and~~, (iii) with respect to any Managed Entity in which any Loan Party or Affiliate of a Loan Party has an ownership interest, a collateral assignment of such Management Services Documents and (iv) an updated Schedule 3.25(l). The Borrower Representative shall promptly notify the Administrative Agent in writing of the occurrence of a change in Owner Physician for a Managed Entity in which any Loan Party or Affiliate of a Loan Party has an ownership interest and provide a fully executed copy of any Managed Entity Owner Agreement and collateral assignment thereof for the new Owner Physician.

(b)    Each of the Loan Parties and each of their Subsidiaries, as applicable, will (i) comply in all respects with all of its Material obligations under each Management Services Document, (ii) promptly enforce and diligently pursue all of its Material rights under each Management Services Document, and (iii) if ever applicable, take all actions as may be necessary and appropriate to ensure that each Managed Entity Security Agreement (if any) continues to create a valid and enforceable, perfected security interest in and Lien on such Managed Entity’s accounts receivable and other collateral in favor of the Loan Parties and their Subsidiaries, as applicable, superior to and prior to the rights of all third persons and subject to no other Liens. The Loan Parties shall promptly notify the Administrative Agent in writing of the occurrence of any change in Owner Physician for a Managed Entity and provide a fully executed copy of a Managed Entity Owner Agreement with the new Owner Physician and collateral assignment thereof.

(c)    The Loan Parties and their Subsidiaries will from time to time, but not less frequent than quarterly, invoice and collect their management services fees under any existing Management Services Agreement and deposit them in a Controlled Deposit Account (or other deposit account of a Loan Party maintained with the Administrative Agent (other than a Segregated Health Care Account)).

SECTION 5.18. JV Entity Accounts. The ~~Borrower~~Borrowers shall maintain control of the operations and management of the JV Entities (including, without limitation, maintaining sole signing authority over all deposit accounts of each JV Entity) in accordance with the applicable JV Entity Documents. The ~~Borrower~~Borrowers shall cause each JV Entity to deposit the Available JV Entity Cash Flow directly into a Controlled Deposit Account (or other deposit account of a Loan Party maintained with the Administrative Agent (other than a Segregated Health Care Account)) within thirty (30) days of the end of each calendar month.

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SECTION 5.19. Post-Closing Obligations.

(a)    ~~The Borrower will use commercially reasonable efforts to deliver to the Administrative Agent a Collateral Access Agreement from the lessor of the leased property listed on Schedule 3.05 at which material books and records (electronic or physical) are located for which the Administrative Agent has reasonably requested a Collateral Access Agreement following a request by the Administrative Agent~~Reserved.

(b)    ~~As soon as reasonably practicable, but in no event later than fourteen (14) days after the Effective Date (or such later date as is agreed to by the Administrative Agent in its sole discretion), the Loan Parties shall deliver or cause to be delivered to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent, (i) evidence of insurance coverage (including, without limitation, ACORD Form 28 certificates or similar form of insurance certificate) maintained by the Loan Parties and their Subsidiaries in form, scope, and substance satisfying the requirements of Section 5.10 and otherwise reasonably satisfactory to the Administrative Agent and (ii) additional insured or loss payee, as applicable, endorsements with respect to each such insurance certificate delivered by the Loan Parties to the Administrative Agent~~Reserved.

SECTION 5.20. CARES Act. ~~The~~Each Borrower and each other Loan Party shall: (i) comply with the terms and conditions applicable to each SBA PPP Loan established by the SBA, (ii) use the proceeds of each SBA PPP Loan only for CARES Allowable Uses,(iii) keep necessary and appropriate records relating to the use of each SBA PPP Loan (and provide such records to the Administrative Agent upon the Administrative Agent’s reasonable request) and (iv) promptly take all applicable actions, within a commercially reasonable period immediately following the applicable SBA PPP Loan Date, to apply for forgiveness of the applicable SBA PPP Loan in accordance with the regulations implementing Section 1106 of the CARES Act (and shall provide documentation, and status, of such forgiveness to the Administrative Agent upon the Administrative Agent’s reasonable request).

ARTICLE VI

Negative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that:

SECTION 6.01. Indebtedness. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except:

(a)    the Secured Obligations (including, without limitation, any increase in the Revolving Commitments under Section 2.09(e));

(d)    Indebtedness existing on the date hereof and set forth in Schedule 6.01 and any extensions, renewals, refinancings and replacements of any such Indebtedness in accordance with clause (f) hereof;

(b)    Indebtedness of ~~the~~any Borrower to any Subsidiary and of any Subsidiary to ~~the~~any Borrower or any other Subsidiary, provided that (i) Indebtedness of any Subsidiary that is not a Loan Party to ~~the~~any Borrower or any other Loan Party shall be subject to Section 6.04 and (ii) Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent;

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(e)    Guarantees by ~~the~~any Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of ~~the~~any Borrower or any other Subsidiary, provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, (ii) Guarantees by ~~the~~any Borrower or any other Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04 and (iii) Guarantees permitted under this clause (d) shall be subordinated to the Secured Obligations on the same terms as the Indebtedness so Guaranteed is subordinated to the Secured Obligations;

(e)    Indebtedness of ~~the~~any Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness in accordance with clause (f) below; provided that (i) such Indebtedness is incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) together with any Refinance Indebtedness in respect thereof permitted by clause (f) below, shall not exceed $[REDACTED] at any time outstanding;

(f)    Indebtedness which represents extensions, renewals, refinancing or replacements (such Indebtedness being so extended, renewed, refinanced or replaced being referred to herein as the “Refinance Indebtedness”) of any of the Indebtedness described in clauses (b), (e) and (i) hereof (such Indebtedness being referred to herein as the “Original Indebtedness”); provided that (i) such Refinance Indebtedness does not increase the principal amount or interest rate of the Original Indebtedness, (ii) any Liens securing such Refinance Indebtedness are not extended to any additional property of any Loan Party or any Subsidiary, (iii) no Loan Party or any Subsidiary that is not originally obligated with respect to repayment of such Original Indebtedness is required to become obligated with respect to such Refinance Indebtedness, (iv) such Refinance Indebtedness does not result in a shortening of the average weighted maturity of such Original Indebtedness and (v) if such Original Indebtedness was subordinated in right of payment to the Secured Obligations, then the terms and conditions of such Refinance Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to such Original Indebtedness;

(g)    Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(i)    Indebtedness of any Loan Party in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

(h)    Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (i) together with any Refinance Indebtedness in respect thereof permitted by clause (f) above, shall not exceed $[REDACTED] at any time outstanding; and

(i)    the JV Entity Permitted Debt;

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(k)    the GAA Earnout and the Guarantee by ~~the Borrower~~CRH Canada of GAA Asset Purchase Agreement and the GAA Equity Purchase Agreement;

(l)    the Existing Intercompany Indebtedness and Guarantees by GAA or [REDACTED] of such Indebtedness; provided that all such Existing Intercompany Indebtedness shall be subordinated to the Secured Obligations on terms satisfactory to the Administrative Agent in its sole discretion; provided further that all of CRH Delaware’s rights, title and interest in the Existing Intercompany Indebtedness and all payments from time to time due or to become due, and all security interests granted to secure such Indebtedness, shall be assigned to the Administrative Agent on terms satisfactory to the Administrative Agent in its sole discretion;

(m)    other unsecured Indebtedness in an aggregate principal amount not exceeding $[REDACTED] at any time outstanding;

(n)    Intragroup Obligations, to the extent permitted under this Agreement; and

(o)    Indebtedness of ~~the~~any Borrower or any other Loan Party in respect of SBA ~~PP~~PPP Loans incurred with JPMorgan Chase Bank, N.A., in an aggregate principal amount not to exceed $[REDACTED].

Notwithstanding anything to the foregoing, theno Borrower shall ~~not~~ consent to the incurrence of Indebtedness by any JV Entity (other than JV Entity Permitted Debt) without the prior written consent of the Required Lenders.

SECTION 6.02. Liens. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including Accounts) or rights in respect of any thereof, except:

(a)    Liens created pursuant to any Loan Document;

(b)    Permitted Encumbrances;

(c)    any Lien on any property or asset of ~~the~~any Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of ~~the~~any Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and related Refinance Indebtedness;

(d)    Liens on fixed or capital assets acquired, constructed or improved by ~~the~~any Borrower or any Subsidiary; provided that (i) such Liens secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement and (iii) such Liens shall not apply to any other property or assets of ~~the~~any Borrower or any Subsidiary;

(e)    any Lien existing on any property or asset (other than Accounts and Inventory) prior to the acquisition thereof by ~~the~~any Borrower or any Subsidiary or existing on any property or asset (other than Accounts and Inventory) of any Person that becomes a Loan Party after the date hereof prior to the time such Person becomes a Loan Party; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Loan Party, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Loan Party and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Loan Party, as the case may be, and related Refinance Indebtedness;

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(f)    Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the UCC and any analogous or similar legislation in Canada in effect in the relevant jurisdiction covering only the items being collected upon, including customary rights of set-off or combinations of accounts in favor of a financial institution with respect to deposits maintained by it;

(g)    Liens granted by a Subsidiary that is not a Loan Party in favor of ~~the~~any Borrower or another Loan Party in respect of Indebtedness owed by such Subsidiary;

(h)    Liens arising from precautionary UCC or PPSA financing statements regarding operating leases or other obligations not constituting Indebtedness;

(i)    Liens securing insurance premiums financing arrangements, so long as such Liens are limited to the applicable unearned insurance premiums; and

(j)    Liens securing the Existing Intercompany Indebtedness; provided that (i) such Liens shall not apply to any other property or asset of any Loan Party or Subsidiary other than CRH GAA, [REDACTED] and GAA and (ii) such Liens shall secure only those obligations which they secure on the date hereof.

SECTION 6.03. Fundamental Changes.

(a)    No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, (i) any Subsidiary of ~~the~~any Borrower may merge into ~~the~~such Borrower or another Loan Party in a transaction in which ~~the~~such Borrower or such other Loan Party is the surviving entity, (ii) any Loan Party (other than ~~the~~a Borrower) may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party and (iii) any Subsidiary that is not a Loan Party may liquidate or dissolve so long as such Subsidiary did not generate more than [REDACTED]% of EBITDA of the Loan Parties and their Subsidiaries on a consolidated basis for the four (4) fiscal quarter period most recently ended and did not have total assets of equal to or greater than [REDACTED]% of the total assets of the Loan Parties and their Subsidiaries on a consolidated basis as of the end of the most recent four (4) fiscal quarters, and the assets of such liquidated or dissolved Subsidiary are Disposed of to ~~the~~a Borrower or another Loan Party; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

(b)    No Loan Party will consummate a Division as the Dividing Person unless the surviving persons each become a Loan Party and grant security in favor of the Administrative Agent as required hereby. Without limiting the foregoing, if any Loan Party that is a limited liability company consummates a Division (with or without the prior consent of the Administrative Agent as required above), each Division Successor shall be required to comply with the obligations set forth in Section 5.13 and the other further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents.

(c)    No Loan Party will, nor will it permit any Subsidiary to, engage in any business other than businesses of the type conducted by the Loan Parties and their respective Subsidiaries on the date hereof and businesses reasonably related thereto.

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(c)    No Loan Party will, nor will it permit any Subsidiary to change its fiscal year or any fiscal quarter from the basis in effect on the Effective Date.

(d)    No Loan Party will change the accounting basis upon which its financial statements are prepared.

(e)    No Loan Party will change the tax filing elections it has made under the Code.

SECTION 6.04. Investments, Loans, Advances and Acquisitions. No Loan Party will, nor will it permit any Subsidiary to, form any subsidiary after the Effective Date, or purchase, hold or acquire (including pursuant to any merger with any Person that was not a Loan Party and a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise), except:

(a)    Permitted Investments, subject to a perfected security interest in favor of the Administrative Agent for the benefit of the Secured Parties;

(b)    investments in existence on the date hereof and described in Schedule 6.04;

(c)    investments by the Loan Parties and their Subsidiaries in Equity Interests in their respective Subsidiaries, provided that (i) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Security Agreements (subject to the limitations applicable to Equity Interests of a Foreign Subsidiary referred to in Section 5.14) and (ii) the aggregate amount of investments by Loan Parties in Subsidiaries that are not Loan Parties (together with outstanding intercompany loans permitted under Section 6.04(d) and outstanding Guarantees permitted under Section 6.04(e)) shall not exceed $[REDACTED] at any time outstanding (in each case determined without regard to any write-downs or write-offs);

(d)    loans or advances made by any Loan Party to any Subsidiary and made by any Subsidiary to a Loan Party or any other Subsidiary, provided that the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding investments permitted under Section 6.04(c) and outstanding Guarantees permitted under Section 6.04(e)) shall not exceed $[REDACTED] at any time outstanding (in each case determined without regard to any write-downs or write-offs);

(e)    Guarantees constituting Indebtedness permitted by Section 6.01, provided that (i) the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party (together with outstanding investments permitted under clause (ii) to the proviso to Section 6.04(c) and outstanding intercompany loans permitted under clause (ii) to the proviso to Section 6.04(d)) shall not exceed $[REDACTED] at any time outstanding (in each case determined without regard to any write-downs or write-offs);

(f)    loans or advances made by a Loan Party to its employees on an arms-length basis in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $[REDACTED] in the aggregate made per employee during the term of this Agreement and a maximum of $[REDACTED] in the aggregate made for all employees during the term of this Agreement;

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(g)    notes payable, or stock or other securities issued by Account Debtors to a Loan Party pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the ordinary course of business, consistent with past practices;

(h)    investments in the form of Swap Agreements permitted by Section 6.07;

(i)    investments of any Person existing at the time such Person becomes a Subsidiary of ~~the~~a Borrower or consolidates or merges with ~~the~~a Borrower or any Subsidiary (including in connection with a permitted acquisition), so long as such investments were not made in contemplation of such Person becoming a Subsidiary or of such merger;

(j)    investments received in connection with the disposition of assets permitted by Section 6.05;

(k)    investments constituting deposits described in clauses (c) and (d) of the definition of the term “Permitted Encumbrances”;

(l)    investments consisting of a Permitted Acquisition;

(m)    loans or advances constituting JV Entity Permitted Debt; and

(n)    investments consisting of a Permitted Minority Investment.

Notwithstanding the foregoing, no Loan Party or any of their Subsidiaries shall make any loans or advances to any JV Entity (other than loans or advances constituting JV Entity Permitted Debt), without the prior written consent of the Required Lenders.

SECTION 6.05. Asset Sales. No Loan Party will, nor will it permit any Subsidiary to, Dispose (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any asset, including any Equity Interest owned by it, except:

(a)    Dispositions of (i) Inventory in the ordinary course of business and (ii) used, obsolete, worn out or surplus equipment or property in the ordinary course of business;

(b)    Dispositions of assets to ~~the~~any Borrower or any Subsidiary, provided that any such Dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09; provided further that for transactions where any Loan Party is a foreign entity, such Dispositions among Loan Parties are permitted only so long as the transferee Loan Party is in the same country as the transferor Loan Party or if transfers are to a Loan Party organized in the United States or Canada;

(c)    Dispositions of Accounts, including cash or cash equivalents (excluding sales or dispositions in a factoring arrangement) in connection with the compromise, settlement or collection thereof;

(d)    Dispositions of Permitted Investments and other investments permitted by clauses (i) and (k) of Section 6.04;

(e)    Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of ~~the~~any Borrower or any Subsidiary; and

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(f) Dispositions of assets (other than Equity Interests in a Subsidiary) that are not permitted by any other clause of this Section, provided that the aggregate fair market value of all assets Disposed of in reliance upon this paragraph (f) shall not exceed $[REDACTED] during any fiscal year of the ~~Borrower~~Borrowers;

provided that all Dispositions permitted under this Section 6.05 (other than those permitted by paragraphs (b), (d) and (f) above) shall be made for fair value.

SECTION 6.06. Sale and Leaseback Transactions. No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

SECTION 6.07. Swap Agreements. No Loan Party will, nor will it permit any Subsidiary to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which ~~the~~any Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of ~~the~~any Borrower or any Subsidiary), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of ~~the~~any Borrower or any Subsidiary.

SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness.

(a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

(i)     ~~the Borrower may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock~~reserved,

(ii)    Subsidiaries (including JV Entities) may declare and pay dividends ratably with respect to their Equity Interests (with respect to JV Entities, in accordance with the applicable JV Entity Documents),

(iii)     ~~the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries in an aggregate amount, together with the Restricted Payments made pursuant to Section 6.08(a)(iv) and (vi), not to exceed $[REDACTED] in any fiscal year~~reserved,

(iv)    ~~open market purchases for not greater than fair market value of Equity Interests of the Borrower from unrelated third parties, which Equity Interests are immediately cancelled upon repurchase in an aggregate amount, together with the Restricted Payments made pursuant to Section 6.08(a)(iii) and (vi), not to exceed $[REDACTED] in any fiscal year~~reserved,

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(v)    any purchase, redemption or acquisition of Equity Interests pursuant to the Option to Purchase Stock dated as of December 1, 2014 by and among CRH Delaware, [REDACTED] and [REDACTED] and

(vi)     ~~the Borrower~~Holdings and CRH Canada may make additional dividends and distributions ~~in an aggregate amount, together with the Restricted Payments made pursuant to Section 6.08(a)(iii) and (iv), not to exceed $[REDACTED] in any fiscal year; provided that the Borrower may make such dividends and distributions pursuant to this Section 6.08(vi) only~~ so long as both before and after giving effect to payment of such dividend or distribution, (~~w~~x) no Default or Event of Default has occurred and is continuing or would occur as a result thereof, (~~x) Liquidity shall not be less than $[REDACTED], (y) the Total Leverage Ratio~~y) the Borrowers are in pro forma compliance with the Fixed Charge Coverage Ratio set forth in Section 6.12(a) hereof (calculated based upon the most recent Compliance Certificate received by the Administrative Agent) ~~of the Borrower for the four consecutive fiscal quarters most recently ended will not be greater than 2.75 to 1.00~~ and (z) the Borrower Representative has delivered to the Administrative Agent a certificate evidencing such calculation.

(b) No Loan Party will, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(i)    payment of Indebtedness created under the Loan Documents;

(ii)    payment of any interest, principal or other obligations under or in respect of any Indebtedness permitted under Section 6.01, subject, in each such case, to each applicable subordination or intercreditor agreement with the Administrative Agent and to Section 6.13;

(iii)    refinancings of Indebtedness to the extent permitted by Section 6.01; and

(iv)    payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by the terms of Section 6.05.

SECTION 6.09. Transactions with Affiliates. No Loan Party will, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to such Loan Party or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate, (c) any investment permitted by Sections 6.04(c) or 6.04(d), (d) any Indebtedness permitted under Section 6.01(c), (e) any Restricted Payment permitted by Section 6.08, (f) loans or advances to employees permitted under Section 6.04(f), (g) the payment of reasonable fees to directors of ~~the~~Holdings, any Borrower or any Subsidiary who are not employees of ~~the~~Holdings, any Borrower or any Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of ~~the~~any Borrower or its Subsidiaries in the ordinary course of business and (h) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, equity options and equity ownership plans approved by ~~the~~any Borrower’s board of directors.

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SECTION 6.10. Restrictive Agreements. No Loan Party will, nor will it permit any Subsidiary to, directly or indirectly enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any Equity Interests or to make or repay loans or advances to the ~~Borrower~~Borrowers or any other Subsidiary or to Guarantee Indebtedness of the ~~Borrower~~Borrowers or any other Subsidiary, in each case in any Material respect; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by any Requirement of Law or by any Loan Document, (ii) the foregoing shall not apply to customary restrictions and conditions granted by the Loan Parties in good faith and contained in agreements entered into in the normal course of business, (iii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any amendment or modification expanding the scope of, any such restriction or condition), (iv) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

SECTION 6.11. Amendment of Material Documents; Additional Equity of Managed Entities.

(a)    No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under (i) to the extent adverse in a Material respect to the interests of the Administrative Agent or the Lenders, its charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents, including without limitation, any JV Entity Document, (ii) any Sweep Agreement, (iii) to the extent adverse in a Material respect to the interests of the Administrative Agent or the Lenders, any agreement relating to any Existing Intercompany Indebtedness or (iv) to the extent adverse in a Material respect to the interests of the Administrative Agent or the Lenders, any of the JV Entity Documents.

(b)    No Loan Party will, nor will it permit any Subsidiary to, amend, terminate, or otherwise modify (or permit any amendment, termination or modification of) any of the Management Services Documents, except for any such amendments or other modifications which are disclosed in all Material respects to the Administrative Agent and not Materially adverse to the interests of Administrative Agent or any Lender.

(c)    No Loan Party will amend or otherwise modify (or permit any amendment or modification of) including, without limitation, waivers of rights or remedies thereunder, in each case in any manner materially adverse to the Lenders or the Administrative Agent any agreement evidencing a SBA PPP Loan, except for any such amendments or other modifications which are disclosed in all material respects to Administrative Agent and not materially adverse to the interests of Administrative Agent or any Lender.

SECTION 6.12. Financial Covenants.

(a) ~~Interest~~Fixed Charge Coverage Ratio. The ~~Borrower~~Borrowers will not permit the ~~Interes t~~Fixed Charge Coverage Ratio, for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter, commencing with the fiscal quarter ending ~~Decem ber~~June ~~31~~30, ~~2019~~2021, to be less than [REDACTED].

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(b)    Total Leverage Ratio. The ~~Borrower~~Borrowers will not permit the Total Leverage Ratio, for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter, to be greater than the Total Leverage Ratio set forth below for such fiscal quarter:

Fiscal Quarter Ending	Total Leverage Ratio
June 30, ~~2020 through and including June 30,~~ 2021	~~3.50~~4.75 to 1.00
September 30, 2021 December 31, 2021 and thereafter	~~3.00~~ 4.25 to 1.00 3.75 to 1.00

; provided that, notwithstanding the ~~forgo ing~~foregoing , for each fiscal quarter ending on or ~~prior to June 30~~after December 31, 2021, the Total Leverage Ratio as of the last day of such fiscal quarter shall not be greater than [REDACTED] if, as of the last day of such fiscal quarter, all outstanding SBA PPP Loans have been either forgiven in full in accordance with regulations implementing Section 1106 of the CARES Act (following submission by the Loan Parties of an application for forgiveness and all supporting documentation required by the SBA or the SBA PPP Loan lender in connection with such forgiveness) or otherwise forgiven in full by legislative revision to the CARES Act, other federal statutory relief or executive action by the Department of Treasury or the SBA.

(d)    Capital Expenditures. ~~The~~Neither Borrower will ~~not~~, nor will it permit any Subsidiaryto, incur or make any Capital Expenditures in the aggregate during any fiscal year in an amount exceeding $[REDACTED].

SECTION 6.13. Intragroup Obligations.

(a) If and for as long as an Event of Default has occurred and is continuing, or if a Default would result from payment of Intragroup Obligations by one Loan Party to another, payment of Intragroup Obligations is hereby postponed to the indefeasible payment in full in cash of the Secured Obligations and the termination of all Revolving Commitments, and:

(i)    any Loan Party that is indebted to another Loan Party shall neither make nor be entitled to make and any Loan Party to whom the Intragroup Obligations are owed shall not receive or be entitled to receive any payment, prepayment or other compensation in respect of the Intragroup Obligations, and if a Loan Party to whom the Intragroup Obligations are owed receives any payment, prepayment or other compensation in respect of the Intragroup Obligations contrary to this Section 6.13, the payment, prepayment or compensation shall be held by the recipient Loan Party in trust for the Lenders and the other Secured Parties, separate and apart from its own property, and shall be immediately paid over to the Administrative Agent for application to the Secured Obligations; and

(ii)    no Loan Party to whom Intragroup Obligations are owed shall be entitled to accelerate the time for payment of the Intragroup Obligations, commence an involuntary proceeding or file an involuntary petition with respect to the liquidation, reorganization or other relief in respect of the indebted Loan Party (or the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official with respect thereto) or participate in any Bankruptcy Event of the indebted Loan Party, initiate or participate in any similar proceeding, or initiate or participate in any proceeding claiming judgment for payment or performance of any of those Intragroup Obligations.

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(b)    Each Loan Party acknowledges that, under the terms of the Collateral it has granted, all Intragroup Obligations owing to it are assigned as security to the Administrative Agent for the benefit of the Secured Parties. Upon any Secured Obligations becoming due and payable under Section 7.01, the Administrative Agent may with the consent of the Required Lenders terminate the postponement in Section 6.13(a) as to any or all Intragroup Obligations, in which case those Intragroup Obligations shall be paid to the Administrative Agent or as it directs free of any set off, counterclaim, defense or other right that the Loan Party, or any of them, owing Intragroup Obligations may assert against the Loan Party, or any of them, to whom Intragroup Obligations are owed.

SECTION 6.14. Passive Holding Covenant. Holdings shall not engage in any business activities, hold any assets or incur any Indebtedness other than (i) acting as a holding company and transactions incidental thereto, (ii) entering into the Loan Documents and the transactions required herein or permitted herein to be performed by it, (iii) receiving and distributing the dividends, distributions and payments permitted to be made to it pursuant to Section 6.08, (iv) entering into engagement letters and similar type contracts and agreements with attorneys, accountants and other professionals, (v) owning the Equity Interests of CRH Delaware, (vi) entering into the agreements related to and consummating the Well Health Acquisition, (vii) issuing its Equity Interests, and (viii) engaging in activities necessary or incidental to any director and/or officer incentive plan at Holdings.

ARTICLE VII

Events of Default

SECTION 7.01. Events of Default. If any of the following events (“Events of Default”) shall occur:

(a)    the ~~Borrower~~Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)    the ~~Borrower~~Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

(c)    any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in, or in connection with, this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been materially incorrect when made or deemed made;

(d)    any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.01(a) through (c), 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.08 or 5.20 or in Article VI;

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(e)    any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d)), and such failure shall continue unremedied for a period of (i) seven (7) days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01 (other than Section 5.01(a) through (c)), 5.02 (other than Section 5.02(a)), 5.03 through 5.07, 5.10, 5.11 or 5.13 of this Agreement or (ii) thirty (30) days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement or any other Loan Document;

(f)    any Loan Party or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

(g)    any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by the terms of Section 6.05;

(h)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Well Health, a Loan Party or any Subsidiary or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Well Health, any Loan Party or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)    Well Health, any Loan Party or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Well Health, such Loan Party or Subsidiary of any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j)    Well Health, any Loan Party or any Subsidiary shall become unable, admit in writing its inability, or publicly declare its intention not to, or fail generally, to pay its debts as they become due;

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(k)    one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against any Loan Party or any Subsidiary or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or any Subsidiary to enforce any such judgment or any Loan Party or any Subsidiary shall fail within thirty (30) days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued;

(l)    an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(m)    a Change in Control shall occur;

(n)    the Loan Guaranty or any Obligation Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty or any Obligation Guaranty, or any Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty or any Obligation Guaranty to which it is a party, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty or any Obligation Guaranty to which it is a party, or shall give notice to such effect;

(o)    except as permitted by the terms of any Collateral Document or this Agreement (i) any Collateral Document shall for any reason fail to create a valid security interest in any Collateral purported to be covered thereby, or (ii) any Lien securing any Secured Obligation shall cease to be a perfected, first priority Lien, in each case other than solely as a result of an action or failure to act by the Administrative Agent;

(p)    any Collateral Document shall fail to remain in full force or effect except solely due to an action or failure to act by the Administrative Agent or any action shall be taken by a Loan Party to discontinue or to assert the invalidity or unenforceability of any Collateral Document;

(q)    Well Health, a Loan Party or any of ~~its~~their respective directors, officers, partners, members, owners, trustees, employees, agents, administrators, managers, representatives or advisors asserts or claims that any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or Well Health or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction that evidences its assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);

(r)    a Loan Party or any of its directors, officers, partners, members, owners, trustees, employees, agents, administrators, managers, representatives or advisors or any holder of Intragroup Obligations shall for any reason challenge the enforceability of the subordination provisions with respect to any Intragroup Obligations or shall assert in writing, or engage in any action or inaction that evidences its assertion, that any such subordination provision has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms;

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(s)    any Loan Party, Subsidiary or Managed Entity is required to pay a fine, penalty, settlement amount or other payment (whether imposed by judicial order or settlement) which, individually or in the aggregate, would result in a Material Adverse Effect (except to the extent covered by insurance as to which the insurer does not dispute coverage) for any violation or alleged violation of any Health Care Law;

(t)    any Loan Party, Subsidiary or Managed Entity receives notice that it will be excluded from participation in a Governmental Payor Program or that a Product will be recalled and such event could reasonably be expected, individually or in the aggregate for all such events, to have a Material Adverse Effect; or

(u)    if any Loan Party, Subsidiary or Managed Entity defaults in the performance of, or compliance with, any term of any Management Services Document to which it is a party, subject to any applicable cure periods contained therein; (ii) any provision of any Management Services Document, at any time after its execution and delivery and for any reason other than as expressly permitted thereunder or hereunder, ceases to be in full force and effect; (iii) any Loan Party contests in any manner the validity or enforceability of any provision of any Management Services Document; or (iv) any Loan Party denies that it has any further liability or obligation under any provision of any Management Services Document to which it is a party, or purports to revoke, terminate or rescind any provision of any Management Services Document to which it is a party, and, in the case of any of clauses (i) through (iv), such event, when taken together with any such events occurring with respect to other Loan Parties, could reasonably be expected to have a Material Adverse Effect;

then, and in every such event (other than an event with respect to the ~~Borrower~~Borrowers described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent at the direction of the Required Lenders shall, by notice to the Borrower Representative, take any of the following actions, at the same or different times: (i) terminate the Revolving Commitments (including the Swingline Commitment), whereupon the Revolving Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the ~~Borrower~~Borrowers accrued hereunder, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the ~~Borrower~~Borrowers, and (iii) require cash collateral for the LC Exposure in accordance with Section 2.06(j) hereof; and in the case of any event with respect to ~~the~~any Borrower described in clause (h) or (i) of this Article, the Revolving Commitments (including the Swingline Commitment) shall automatically terminate and the principal of the Loans then outstanding, and cash collateral for the LC Exposure, together with accrued interest thereon and all fees and other obligations of the ~~Borrower~~Borrowers accrued hereunder, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the ~~Borrower~~Borrowers. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent at the direction of the Required Lenders shall increase the rate of interest applicable to the Loans and other Obligations as set forth in this Agreement and exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC and the PPSA.

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SECTION 7.02. Equity Cure. In the event the Borrowers fail to comply with the financial covenants set forth in Section 6.12 hereof as of the last day of any fiscal quarter, the proceeds of any cash equity contribution (in the form of common equity or other “qualified” equity having terms reasonably acceptable to the Administrative Agent) to any Borrower after the last day of such fiscal quarter (beginning with the first full fiscal quarter following the Fifth Amendment Effective Date) during the period beginning on the last day of each applicable fiscal quarter as of which any such failure to comply occurs and on or prior to the day that is ten (10) Business Days after the day on which financial statements are required to be delivered for that fiscal quarter will, at the irrevocable election of the Borrowers, be included in the calculation of EBITDA solely for the purposes of determining compliance with covenants under Section 6.12 hereof at the end of such fiscal quarter and any subsequent period that includes such fiscal quarter (the proceeds of any such equity contribution so included in the calculation of EBITDA, a “Specified Equity Contribution”); provided that (a) in each four (4) fiscal quarter period, there shall be no more than two non-consecutive fiscal quarters in respect of which a Specified Equity Contribution is made, (b) the amount of any Specified Equity Contribution shall not exceed the amount required to cause the Borrowers to be in pro forma compliance with the financial covenants set forth in Section 6.12 hereof as of such date, (c) all Specified Equity Contributions shall be disregarded for purposes of the calculation of EBITDA for all other purposes, including calculating basket levels, pricing and other items governed by reference to EBITDA, (d) notwithstanding any prepayment required hereunder, there shall be no pro forma reduction of Indebtedness with respect to the proceeds of any Specified Equity Contribution for the purposes of determining compliance with such financial covenants for the fiscal quarter in which such Specified Equity Contribution is made, (e) the proceeds received by the Borrowers from each Specified Equity Contribution shall be promptly used by the Borrowers to prepay the Revolving Loan and (f) there shall be no more than three (3) Specified Equity Contributions made in the aggregate after the Effective Date.

Notwithstanding Section 7.01(d), if, after giving effect to the recalculations provided for in the preceding paragraph, the Borrowers shall then be in compliance with the covenants under Section 6.12 hereof for the measurement period as of the last day of such fiscal quarter, the Loan Parties shall be deemed to have been in compliance with such financial covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or Default of such financial covenants or Event of Default that had occurred shall be deemed not to have occurred for this purpose under this Agreement.

ARTICLE VIII

The Administrative Agent

SECTION 8.01. Authorization and Action.

(a)    Each Lender, on behalf of itself and any of its Affiliates that are Secured Parties and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender and each Issuing Bank hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Collateral Document governed by the laws of such jurisdiction on such Lender’s or such Issuing Bank’s behalf. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents.

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(b)    As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to ~~the~~any Borrower, any other Loan Party, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(c)    In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing:

(i)    the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuing Bank, any other Secured Party or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and the transactions contemplated hereby; and

(ii)    nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account;

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(d)    The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.

(e) None of any syndication agent, documentation agent or ~~the~~any Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.

(f)    In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the ~~Borrower~~Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(i)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and

(v)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding.

(g)    The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrower’~~s~~ rights to consent pursuant to and subject to the conditions set forth in this Article, none of the ~~Borrower~~Borrowers or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article.

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SECTION 8.02. Administrative Agent’s Reliance, Indemnification, Etc.

(a)    Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by ~~it~~such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder.

(b)    The Administrative Agent shall be deemed not to have knowledge of any ~~Default~~(i) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02” in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Borrower Representative, or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of ~~default~~Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Borrower Representative, a Lender or an Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (vi) the creation, perfection or priority of Liens on the Collateral.

(c)    Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the ~~Borrower~~Borrowers), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

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SECTION 8.03. Posting of Communications.

(a)    ~~The~~Each Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinksTM, DebtDomain, SyndTrak, ClearPar or any other electronic system chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

(b)    Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and ~~the~~each Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there are confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and ~~the~~each Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.

(c)    THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY SYNDICATION AGENT, ANY DOCUMENTATION AGENT OR ~~THE~~ANY ARRANGER OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform.

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(d)    Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.

(e)    Each of the Lenders, each of the Issuing Banks and ~~the~~each Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.

(f)    Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 8.04. The Administrative Agent Individually. With respect to its Revolving Commitment, Loans and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Banks”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks.

SECTION 8.05. Successor Administrative Agent.

(a)    The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Banks and the Borrower Representative, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York and Toronto, Ontario or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower Representative (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents.

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(b)    Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Borrower Representative, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.17(d) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

SECTION 8.06. Acknowledgements of Lenders and Issuing Banks.

(a)    Each Lender and each Issuing Bank represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of ~~its~~ business ~~and that~~, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, ~~the~~any Arranger, or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. . Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, ~~the~~any Arranger, or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the BorrowerBorrowers and itstheir Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

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(b)    Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the effective date of any such Assignment and Assumption or any other Loan ~~document~~Document pursuant to which it shall have become a Lender hereunder.

(c)    Each Lender hereby agrees that (i) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (ii) the Administrative Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Administrative Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to the ~~Borrower~~Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys’ fees) incurred by the Administrative Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

(d) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(d) shall be conclusive, absent manifest error.

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(ii)    Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(iii)    Each Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Loan Party.

(iv)    Each party’s obligations under this Section 8.06(d) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Revolving Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

SECTION 8.07. Collateral Matters.

(a)    Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties.

(b)    In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Banking Services the obligations under which constitute Secured Obligations and no Swap Agreement the obligations under which constitute Secured Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Banking Services or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph.

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(c)    The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(b). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral.

SECTION 8.08. Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, the Companies’ Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) and the Winding Up and Restructuring Act (Canada), or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

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SECTION 8.09. Certain ERISA Matters.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of ~~the~~any Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Revolving Commitments,

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, and the conditions for exemptive relief thereunder are and will continue to be satisfied in connection therewith,

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

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(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of ~~the~~any Borrower or any other Loan Party, that:

(i)    none of the Administrative Agent, or ~~the~~any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21, as amended from time to time) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Revolving Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v)    no fee or other compensation is being paid directly to the Administrative Agent, or ~~the~~any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Revolving Commitments or this Agreement.

(c)    The Administrative Agent, and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Revolving Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Revolving Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

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ARTICLE IX

Miscellaneous

SECTION 9.01. Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(i)	if to any Loan Party, to it in care of the Borrower Representative at:

CRH Medical Corporation

227 Bellevue Way, NE, #188

Bellevue, WA USA 98004

Attn: [REDACTED]

Fax No: [REDACTED]

Email: [REDACTED]

With a copy to:

Blake, Cassels & Graydon LLP

595 Burrard Street, Suite 2600

Vancouver BC V7X 1L3

Attn: [REDACTED]

Telephone: [REDACTED]

Fax No: [REDACTED]

Email: [REDACTED]

(ii)	if to the Administrative Agent, the Swingline Lender, or Chase in its capacity as an Issuing Bank, to JPMorgan Chase Bank, N.A., Toronto Branch at:

JPMorgan Chase Bank, N.A., Toronto Branch

66 Wellington Street West, Floor 45

Toronto, Ontario, M5K 1E7, Canada

Attention: [REDACTED]

Telephone: [REDACTED]

Fax No: ([REDACTED]

Email: [REDACTED]

With a copy to:

JPMorgan Chase Bank, N.A.

4 New York Plaza

New York, NY 10004

Attention: [REDACTED]

Telephone: [REDACTED]

Email: [REDACTED]

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(iii)	if to any other Lender or Issuing Bank, to it at its address or fax number set forth in its Administrative Questionnaire.

All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail shall be deemed to have been given when received, (ii) sent by fax shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (iii) delivered through Electronic Systems or Approved Electronic Platforms, as applicable, to the extent provided in paragraph (b) below shall be effective as provided in such paragraph.

(b)    Notices and other communications to the Lenders hereunder may be delivered or furnished by using Electronic Systems or Approved Electronic Platforms, as applicable, or pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance and no Default certificates delivered pursuant to Section 5.01(d) unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent and the Borrower Representative (on behalf of the Loan Parties) hereby agree to accept notices and other communications to it hereunder by using Electronic Systems or Approved Electronic Platforms, as applicable. Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, if such posting is not sent during the normal business hours of the recipient, such posting shall be deemed to have been sent at the opening of business on the next Business Day of the recipient.

(c)    Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.

SECTION 9.02. Waivers; Amendments.

(a)    No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

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(b)    Subject to Section 2.14(c), (d) and (e) and Section 9.02(e) below, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, except as otherwise set forth in Section 2.09(f), pursuant to an agreement or agreements in writing entered into by the ~~Borrower~~Borrowers and the Required Lenders or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders; provided that no such agreement shall (A) increase the Revolving Commitment of any Lender without the written consent of such Lender (including any such Lender that is a Defaulting Lender), (B) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby (except that any amendment or modification of the financial covenants in this Agreement (or defined terms used in the financial covenants in this Agreement) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (B)), (C) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Revolving Commitment, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby, (D) change Section 2.18(b) or (d) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender (other than any Defaulting Lender), (E) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (other than any Defaulting Lender) directly affected thereby, (F) change Section 2.20, without the consent of each Lender (other than any Defaulting Lender), (G) release any Guarantor from its obligation under its Loan Guaranty or Obligation Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender (other than any Defaulting Lender), (H) except as provided in clause (c) of this Section or in any Collateral Document, release or subordinate all or substantially all of the Collateral without the written consent of each Lender (other than any Defaulting Lender) or (I) subordinate the Secured Obligations under the Loan Documents in right of payment to any other Indebtedness without the written consent of each Lender (other than any Defaulting Lender); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Swingline Lender or the Issuing Bank hereunder without the prior written consent of the Administrative Agent, the Swingline Lender or the Issuing Bank, as the case may be (it being understood that any amendment to Section 2.20 shall require the consent of the Administrative Agent, the Swingline Lender and the Issuing Bank); provided further that no such agreement shall amend or modify the provisions of Section 2.07 or any letter of credit application and any bilateral agreement between the ~~Borrower~~Borrowers and the Issuing Bank regarding the Issuing Bank’s Issuing Bank Sublimit or the respective rights and obligations between the ~~Borrower~~Borrowers and the Issuing Bank in connection with the issuance of Letters of Credit without the prior written consent of the Administrative Agent and the Issuing Bank, respectively. The Administrative Agent may also unilaterally amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.04. Any amendment, waiver or other modification of this Agreement or any other Loan Document that by its terms affects the rights or duties under this Agreement of the Lenders of one or more Classes (but not the Lenders of any other Class), may be effected by an agreement or agreements in writing entered into by the ~~Borrower~~Borrowers and the requisite number or percentage in interest of each affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time.

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(c)     The Lenders and the Issuing Bank hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the Payment in Full of all Secured Obligations, and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender, (ii) constituting property being sold or disposed of if the Loan Party disposing of such property provides written notice to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such notice, without further inquiry), and to the extent that the property being sold or disposed of constitutes 100% of the Equity Interests of a Subsidiary, the Administrative Agent is authorized to release any Loan Guaranty provided by such Subsidiary, (iii) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII. Except as provided in the preceding sentence, the Administrative Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders; provided that the Administrative Agent may, in its discretion, release its Liens on Collateral valued in the aggregate not in excess of $[REDACTED] during any calendar year without the prior written authorization of the Required Lenders (it being agreed that the Administrative Agent may rely conclusively on one or more certificates of the Borrower Representative as to the value of any Collateral to be so released, without further inquiry). Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent.

(d)    If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but has not been obtained being referred to herein as a “Non-Consenting Lender”), then the ~~Borrower~~Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the ~~Borrower~~Borrowers, the Administrative Agent and the Issuing Bank shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the ~~Borrower~~Borrowers shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the ~~Borrower~~Borrowers hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower Representative, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

(e)    Notwithstanding anything to the contrary herein the Administrative Agent may, with the consent of the Borrower Representative only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any relevant provision.

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SECTION 9.03. Expenses; Indemnity; Damage Waiver.

(a)    The Loan Parties, jointly and severally, shall pay all (i) reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through an Electronic System or Approved Electronic Platform) of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses reasonably incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Expenses being reimbursed by the Loan Parties under this Section include, without limiting the generality of the foregoing, fees, costs and expenses incurred in connection with:

(A)    Taxes, fees and other charges for (i) lien searches and (ii) filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent’s Liens;

(B)    sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and

(C)    forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral.

All of the foregoing fees, costs and expenses may be charged to the ~~Borrower~~Borrowers as Revolving Loans or to another deposit account, all as described in Section 2.18(c).

(b)    The Loan Parties, jointly and severally, shall indemnify the Administrative Agent, each Arranger, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, (ii) the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (~~ii~~iii) any action taken in connection with this Agreement, including, but not limited to, the payment of principal, interest and fees, (iv) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (~~iii~~v) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary, (~~iv~~vi) the failure of a Loan Party to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by such Loan Party for Taxes pursuant to Section 2.17, or (~~v~~vii) any actual or prospective claim, litigation, investigation, arbitration or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation, arbitration or proceeding is brought by any Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

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(c)    Each Lender severally agrees to pay any amount required to be paid by any Loan Party under paragraph (a) or (b) of this Section 9.03 to the Administrative Agent, the Swingline Lender and each Issuing Bank, and each Related Party of any of the foregoing Persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Loan Parties and without limiting the obligation of any Loan Party to do so), ratably according to their respective Applicable Percentage in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Revolving Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), from and against any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of the Revolving Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent Indemnitee in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the Payment in Full of the Secured Obligations.

(d)    To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing in this paragraph (d) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e)    All amounts due under this Section shall be payable promptly after written demand therefor.

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SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) ~~the~~no Borrower may ~~not~~ assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by ~~the~~a Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A)    the Borrower Representative, provided that the Borrower Representative shall be deemed to have consented to an assignment of all or a portion of the Revolving Loans and Revolving Commitments unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof, and provided further that no consent of the Borrower Representative shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

(B)    the Administrative Agent;

(C)    the Issuing Bank; and

(D)    the Swingline Lender.

(ii) Assignments	shall be subject to the following additional conditions:

(A)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Revolving Commitment or Loans of any Class, the amount of the Revolving Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower Representative and the Administrative Agent otherwise consent, provided that no such consent of the Borrower Representative shall be required if an Event of Default has occurred and is continuing;

(B)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C)    the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500; and

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(D)    the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the ~~Borrower~~Borrowers, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws.

For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Ineligible Institution” means a (a) natural person, (b) Defaulting Lender or its Parent, (c) holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that with respect to clause (c), such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Loans or Revolving Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $[REDACTED] and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business or (d) Loan Party or a Subsidiary or other Affiliate of a Loan Party.

(iii)    Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)    The Administrative Agent, acting for this purpose as a non-fiduciary agent of the ~~Borrower~~Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the ~~Borrower~~Borrowers, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the ~~Borrower~~Borrowers, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

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(v)    Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) Any Lender may, without the consent of, or notice to, the ~~Borrower~~Borrowers, the Administrative Agent, the Swingline Lender or the Issuing Bank, sell participations to one or more banks or other entities (a “Participant”) other than an Ineligible Institution in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the ~~Borrower~~Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. ~~The~~Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Sections 2.17(f) and (g) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender and the information and documentation required under Section 2.17(g) will be delivered to the Borrower Representative and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.15 or 2.17 with respect to any participation than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.

Each Lender that sells a participation agrees, at the ~~Borrower~~Borrowers’ ~~s~~ request and expense, to use reasonable efforts to cooperate with the ~~Borrower~~Borrowers to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the ~~Borrower~~Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Revolving Commitments, Loans, Letters of Credit or its other obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Revolving Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

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(d)     Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Revolving Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to (i) fees payable to the Administrative Agent and (ii) increases or reductions of the Issuing Bank Sublimit of the Issuing Bank constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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(b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of ~~the~~an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to ~~any document to be signed in connection with~~ this Agreement ~~and the transactions contemplated hereby or thereby~~, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be~~, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act, Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada) or the Electronic Transaction Act (British Columbia)~~; provided that nothing herein shall require the Administrative Agent to accept ~~electronic signatures~~Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Borrower and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrowers and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against the Administrative Agent, any Arranger, any syndication agent, any documentation agent, any Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons, for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of any Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

SECTION 9.07. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, such Issuing Bank or any such Affiliate, to or for the credit or the account of any Loan Party against any and all of the Secured Obligations owing to such Lender or such Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Loan Parties may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or such Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The applicable Lender, the Issuing Bank or such Affiliate shall notify the Borrower Representative and the Administrative Agent of such setoff or application; provided that the failure to give such notice shall not affect the validity of such setoff or application under this Section. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process.

(a)    The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

(b)    Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Secured Party relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York.

(c)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or New York state court sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Documents, the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

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(d)    Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(e)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by any Requirement of Law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (y) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations; (g) with the consent of the Borrower Representative, (h) on a confidential basis to (1) any rating agency in connection with rating the ~~Borrower~~Borrowers or ~~its~~their Subsidiaries or the credit facilities provided for herein or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis from a source other than a Loan Party or a Subsidiary. For the purposes of this Section, “Information” means all information received from a Loan Party or a Subsidiary relating to the Loan Parties or their business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Loan Parties and other than information pertaining to this Agreement provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that in the case of information received from a Loan Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent or any Lender in connection with the administration of this Agreement, the other Loan Documents, and the Revolving Commitments.

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EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE ~~BORROWER~~BORROWERS, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE ~~BORROWER~~BORROWERS OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE ~~BORROWER~~BORROWERS, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE ~~BORROWER~~BORROWERS AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

SECTION 9.13. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Federal Reserve Board) for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, neither the Issuing Bank nor any Lender shall be obligated to extend credit to the ~~Borrower~~Borrowers in violation of any Requirement of Law.

SECTION 9.14. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act.

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SECTION 9.15. Disclosure. Each Loan Party, each Lender and the Issuing Bank hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with, any of the Loan Parties and their respective Affiliates.

SECTION 9.16. Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC, Sections 24 or 24.1 of the PPSA and Sections 23, 24, 25 and 26 of the Securities Transfer Act (British Columbia) or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

SECTION 9.17. Interest Rate Limitation.

(a)    Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender.

(b)    If any provision of this Agreement would oblige ~~the~~any Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by applicable law or would result in a receipt by that Lender of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by that Lender of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid to the affected Lender which would constitute interest for purposes of section 347 of the Criminal Code (Canada).

SECTION 9.18. No Fiduciary Duty, etc. Each Loan Party acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to each Loan Party with respect to the Loan Documents and the transaction contemplated therein and not as a financial advisor or a fiduciary to, or an agent of, any Loan Party or any other person. Each Loan Party agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Loan Party acknowledges and agrees that no Credit Party is advising such Loan Party as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. Each Loan Party shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Credit Parties shall have no responsibility or liability to the Loan Parties with respect thereto.

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Each Loan Party further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, each Loan Party and other companies with which the Loan Parties may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

In addition, each Loan Party acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Loan Parties may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from any Loan Party or a Subsidiary by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Loan Parties in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Loan Party also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the ~~Borrower~~Borrowers, confidential information obtained from other companies.

SECTION 9.19. Marketing Consent. The ~~Borrower~~Borrowers hereby ~~authorizes~~authorize Chase and its affiliates (collectively, the “Chase Parties”), at their respective sole expense, but without any prior approval by the ~~Borrower~~Borrowers, to publish such tombstones and give such other publicity to this Agreement as each may from time to time determine in its sole discretion. The foregoing authorization shall remain in effect unless the Borrower Representative notifies Chase in writing that such authorization is revoked.

SECTION 9.20. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

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(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

SECTION 9.21. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

As used in this Section 9.21, the following terms have the meanings set forth below: “Covered Entity” means any of the following:

(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 47.3(b); or

(iii)    (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

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“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 9.22. Joint and Several. Each Borrower hereby unconditionally and irrevocably agrees it is jointly and severally liable to the Administrative Agent, the Issuing Banks and the Lenders for the Secured Obligations. In furtherance thereof, each Borrower agrees that wherever in this Agreement it is provided that a Borrower is liable for a payment, such obligation is the joint and several obligation of each Borrower. Each Borrower acknowledges and agrees that its joint and several liability under this Agreement and the Loan Documents is absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever by the Administrative Agent, any Issuing Bank, any Lender or any other Person. Each Borrower’s liability for the Secured Obligations shall not in any manner be impaired or affected by who receives or uses the proceeds of the credit extended hereunder or for what purposes such proceeds are used, and each Borrower waives notice of borrowing requests issued by, and loans or other extensions of credit made to, other Borrowers. Each Borrower hereby agrees not to exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to such Borrower against any party liable for payment under this Agreement and the Loan Documents unless and until the Administrative Agent, each Issuing Bank and each Lender has been paid in full and all of the Secured Obligations are satisfied and discharged following termination or expiration of all commitments of the Lenders to extend credit to the Borrowers. Each Borrower’s joint and several liability hereunder with respect to the Secured Obligations shall, to the fullest extent permitted by applicable law, be the unconditional liability of such Borrower irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Secured Obligations or of any other document evidencing all or any part of the Secured Obligations, (ii) the absence of any attempt to collect any of the Secured Obligations from any other Loan Party or any Collateral or other security therefor, or the absence of any other action to enforce the same, (iii) the amendment, modification, waiver, consent, extension, forbearance or granting of any indulgence by the Administrative Agent or any Lender with respect to any provision of any instrument executed by any other Loan Party evidencing or securing the payment of any of the Secured Obligations, or any other agreement now or hereafter executed by any other Loan Party and delivered to the Administrative Agent, (iv) the failure by the Administrative Agent or any Lender to take any steps to perfect or maintain the perfected status of its Lien upon, or to preserve its rights to, any of the Collateral or other security for the payment or performance of any of the Secured Obligations or the Administrative Agent’s release of any Collateral or of its Liens upon any Collateral, (v) the release or compromise, in whole or in part, of the liability of any other Loan Party for the payment of any of the Secured Obligations, (vi) any increase in the amount of the Secured Obligations beyond any limits imposed herein or in the amount of any interest, fees or other charges payable in connection therewith, in each case, if consented to by any other Borrower, or any decrease in the same, or (vii) any other circumstance that might constitute a legal or equitable discharge or defense of any Loan Party. After the occurrence and during the continuance of any Event of Default, the Administrative Agent may proceed directly and at once, without notice to any Borrower, against any or all of Loan Parties to collect and recover all or any part of the Secured Obligations, without first proceeding against any other Loan Party or against any Collateral or other security for the payment or performance of any of the Secured Obligations, and each Borrower waives any provision that might otherwise require the Administrative Agent or the Lenders under applicable law to pursue or exhaust its remedies against any Collateral or other Loan Party before pursuing such Borrower or its property. Each Borrower consents and agrees that neither the Administrative Agent nor any Lender shall be under no obligation to marshal any assets in favor of any Loan Party or against or in payment of any or all of the Secured Obligations.

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SECTION 9.23. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in dollars into another currency (the “Other Currency”), to the fullest extent permitted by applicable law, the rate of exchange used shall be that at which the Administrative Agent could, in accordance with normal procedures, purchase dollars with the Other Currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Secured Parties hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that, on the Business Day immediately following the date on which the Administrative Agent receives any sum adjudged to be so due in the Other Currency, the Administrative Agent may, in accordance with normal banking procedures, purchase dollars with the Other Currency. If the dollars so purchased are less than the sum originally due to the Secured Parties in dollars, each Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Secured Parties against such loss, and if the dollars so purchased exceed the sum originally due to the Secured Parties in dollars, the Secured Parties agrees to remit to the Loan Parties such excess.

SECTION 9.24. No Novation. The terms and conditions of this Agreement are amended in their entirety with effect as of the Fifth Amendment Effective Date. Nothing in this Agreement or in the Fifth Amendment to Credit Agreement and Consent shall be deemed to be a novation of any of the Obligations. Notwithstanding any provision of this Agreement or any other Loan Document or instrument executed in connection herewith, the execution and delivery of the Fifth Amendment to Credit Agreement and Consent and the incurrence of Obligations hereunder shall be in substitution for, but not in payment of, the Obligations owed by the Loan Parties under the Credit Agreement as in effect prior to the Fifth Amendment Effective Date. From and after the Fifth Amendment Effective Date, each reference to the “Agreement,” “Credit Agreement” or other reference originally applicable to the Credit Agreement contained in any Loan Document shall be a reference to this Agreement, as amended, supplemented, restated or otherwise modified from time to time.

ARTICLE X

Loan Guaranty

SECTION 10.01. Guaranty. Each Loan Guarantor (other than those that have delivered a separate Guaranty) hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely, unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses including, without limitation, all court costs and reasonable attorneys’ and paralegals’ fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Administrative Agent, the Issuing Bank and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, ~~the~~any Borrower, any Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the “Guaranteed Obligations”); provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor). Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Guaranteed Obligations.

SECTION 10.02. Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require the Administrative Agent, the Issuing Bank or any Lender to sue ~~the~~any Borrower, any Loan Guarantor, any other guarantor of, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

~~137~~

SECTION 10.03. No Discharge or Diminishment of Loan Guaranty.

(a)    Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the Payment in Full of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of ~~the~~any Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, the Administrative Agent, the Issuing Bank, any Lender, or any other Person, whether in connection herewith or in any unrelated transactions.

(c)    The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

(d)    Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent, the Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of ~~the~~any Borrower for all or any part of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Administrative Agent, the Issuing Bank or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than the Payment in Full of the Guaranteed Obligations).

SECTION 10.04. Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of ~~the~~any Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of ~~the~~any Borrower, any Loan Guarantor or any other Obligated Party, other than the Payment in Full of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party, or any other Person. Each Loan Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. The Administrative Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty, except to the extent the Guaranteed Obligations have been Paid in Full. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security.

~~138~~

SECTION 10.05. Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Administrative Agent, the Issuing Bank and the Lenders.

SECTION 10.06. Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of ~~the~~any Borrower or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Administrative Agent, the Issuing Bank and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of ~~the~~any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Administrative Agent.

SECTION 10.07. Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of ~~the~~each Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Administrative Agent, the Issuing Bank or any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks.

SECTION 10.08. Termination. Each of the Lenders and the Issuing Bank may continue to make loans or extend credit to the ~~Borrower~~Borrowers based on this Loan Guaranty until five (5) days after it receives written notice of termination from any Loan Guarantor. Notwithstanding receipt of any such notice, each Loan Guarantor will continue to be liable to the Lenders for any Guaranteed Obligations created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of such Guaranteed Obligations. Nothing in this Section 10.08 shall be deemed to constitute a waiver of, or eliminate, limit, reduce or otherwise impair any rights or remedies the Administrative Agent or any Lender may have in respect of, any Default or Event of Default that shall exist under clause (o) of Article VII hereof as a result of any such notice of termination.

SECTION 10.09. Taxes. Each payment of the Guaranteed Obligations will be made by each Loan Guarantor without withholding for any Taxes, unless such withholding is required by law. If any Loan Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Loan Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Loan Guarantor shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives the amount it would have received had no such withholding been made.

~~139~~

SECTION 10.10. Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Loan Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transactions Act or similar statute or common law. In determining the limitations, if any, on the amount of any Loan Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Loan Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account.

SECTION 10.11. Contribution.

(a)    To the extent that any Loan Guarantor shall make a payment under this Loan Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Loan Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Loan Guarantor if each Loan Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Loan Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Loan Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment, the Payment in Full of the Guaranteed Obligations and the termination of this Agreement, such Loan Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b)    As of any date of determination, the “Allocable Amount” of any Loan Guarantor shall be equal to the excess of the fair saleable value of the property of such Loan Guarantor over the total liabilities of such Loan Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Loan Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Loan Guarantors as of such date in a manner to maximize the amount of such contributions.

(c)    This Section 10.11 is intended only to define the relative rights of the Loan Guarantors, and nothing set forth in this Section 10.11 is intended to or shall impair the obligations of the Loan Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty.

(d)    The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Loan Guarantor or Loan Guarantors to which such contribution and indemnification is owing.

(e)    The rights of the indemnifying Loan Guarantors against other Loan Guarantors under this Section 10.11 shall be exercisable upon the Payment in Full of the Guaranteed Obligations and the termination of this Agreement.

SECTION 10.12. Liability Cumulative. The liability of each Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Administrative Agent, the Issuing Bank and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

~~140~~

SECTION 10.13. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guarantee in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE XI

The Borrower Representative

SECTION 11.01. Appointment; Nature of Relationship. CRH Canada is hereby appointed by each of the Borrowers as its contractual representative (herein referred to as the “Borrower Representative”) hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower Representative agrees to act as such contractual representative upon the express conditions contained in this Article XI. Additionally, the Borrowers hereby appoint the Borrower Representative as their agent to receive all of the proceeds of the Loans in the Funding Account(s), at which time the Borrower Representative shall promptly disburse such Loans to the appropriate Borrower(s), provided that, in the case of a Revolving Loan, such amount shall not exceed Availability. The Administrative Agent and the Lenders, and their respective officers, directors, agents or employees, shall not be liable to the Borrower Representative or any Borrower for any action taken or omitted to be taken by the Borrower Representative or the Borrowers pursuant to this Section 11.01.

SECTION 11.02. Powers. The Borrower Representative shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representative shall have no implied duties to the Borrowers, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representative.

SECTION 11.03. Employment of Agents. The Borrower Representative may execute any of its duties as the Borrower Representative hereunder and under any other Loan Document by or through authorized officers.

SECTION 11.04. Notices. Each Borrower shall immediately notify the Borrower Representative of the occurrence of any Default or Event of Default hereunder, refer to this Agreement, describe such Default or Event of Default, and state that such notice is a “notice of default”. In the event that the Borrower Representative receives such a notice, the Borrower Representative shall give prompt notice thereof to the Administrative Agent and the Lenders. Any notice provided to the Borrower Representative hereunder shall constitute notice to each Borrower on the date received by the Borrower Representative.

~~141~~

SECTION 11.05. Successor Borrower Representative. Upon the prior written consent of the Administrative Agent, the Borrower Representative may resign at any time, such resignation to be effective upon the appointment of a successor Borrower Representative. The Administrative Agent shall give prompt written notice of such resignation to the Lenders.

SECTION 11.06. Execution of Loan Documents. The Borrowers hereby empower and authorize the Borrower Representative, on behalf of the Borrowers, to execute and deliver to the Administrative Agent and the Lenders the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents, including, without limitation, the Compliance Certificates. Each Borrower agrees that any action taken by the Borrower Representative or the Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Borrower Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers.

SECTION 11.07. Reporting. Each Borrower hereby agrees that such Borrower shall furnish promptly after each month or quarter, as applicable, to the Borrower Representative any other certificate or report required hereunder or requested by the Borrower Representative on which the Borrower Representative shall rely to prepare the Compliance Certificate or any other reporting required pursuant to the provisions of this Agreement.

[Signature ~~Page Follows~~Pages Omitted]

~~142~~

Annex C

Schedules to Credit Agreement

Commitment Schedule

[REDACTED]

SCHEDULE 1.01(A)

JV Entities

[REDACTED]

SCHEDULE 1.01(B)

Product

[REDACTED]

SCHEDULE 3.12

Material Agreements

[REDACTED]

SCHEDULE 3.15(a)

Capitalization and Subsidiaries

[REDACTED]

SCHEDULE 3.15(b)

Organization Chart

[REDACTED]

SCHEDULE 3.25

Health Care Matters

None.

3.25(l) - Managed Entities

None.

Annex D

Exhibits to Credit Agreement

FINAL

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended by the First Amendment to Credit Agreement dated as of April 28, 2020, Second Amendment to Credit Agreement dated as of August 13, 2020, Third Amendment, Consent and Limited Waiver to Credit Agreement, dated as of September 16, 2020, Fourth Amendment to Credit Agreement, dated as of January 28, 2021 and Fifth Amendment to Credit Agreement and Consent, dated as of April 22, 2021, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and other rights of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrowers:

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., Toronto Branch, as the administrative agent under the Credit Agreement

5.	Credit Agreement:

The Credit Agreement dated as of October 22, 2019 among CRH Medical Corporation, as Borrower Representative, the other Borrowers and Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, and the other parties thereto, as amended, restated, supplemented or otherwise modified from time to time.

[1]	Select as applicable.

1

6.	Assigned Interest:

Facility Assigned[2]	Aggregate Amount of Revolving Commitment/Loans for all Lenders	Amount of Revolving Commitment/Loans Assigned	Percentage Assigned of Revolving Commitment/Loans[3]
	$	$	%
	$	$	%
	$	$	%

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrowers, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

[2]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Commitment,” etc.)
[3]	Set forth, to at least 9 decimals, as a percentage of the Revolving Commitment/Loans of all Lenders thereunder.

2

[Consented to and][4] Accepted:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent, Issuing Bank and Swingline Lender

By:
Name:
Title:

[Consented to:][5]

[NAME OF RELEVANT PARTY]

By:
Name:
Title:

[4]	To be added only if the consent of the Administrative Agent, Issuing Bank and/or Swingline Lender, as applicable, is required by the terms of the Credit Agreement.
[5]	To be added only if the consent of the Borrower Representative and/or other parties (e.g. Swingline Lender, Issuing Bank) is required by the terms of the Credit Agreement.

3

ANNEX 1 to

ASSIGNMENT AND ASSUMPTION

[                    ]6

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any Subsidiary or Affiliate or any other Person obligated in respect of any Loan Document, (iv) any requirements under applicable law for the Assignee to become a lender under the Credit Agreement or any other Loan Document or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Borrowers, any Subsidiary or Affiliate, or any other Person of any of their respective obligations under any Loan Document.

1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section          thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any arranger or any other Lender or their respective Related Parties, and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any arranger, the Assignor or any other Lender or their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.

[6]	Describe Credit Agreement at option of Administrative Agent.

1

Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature (as defined in the Credit Agreement) or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Approved Electronic Platform (as defined in the Credit Agreement) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

2

EXHIBIT B-1

[FORM OF] BORROWING REQUEST

[COMPANY NAME/HEADER]

JPMorgan Chase Bank, N.A., Toronto Branch

[REDACTED]

Date:

Ladies and Gentlemen:

This Borrowing Request is furnished pursuant to Section 2.03 of that certain Credit Agreement dated as of October 22, 2019 (as amended by the First Amendment to Credit Agreement dated as of April 28, 2020, Second Amendment to Credit Agreement dated as of August 13, 2020, Third Amendment, Consent and Limited Waiver to Credit Agreement, dated as of September 16, 2020, Fourth Amendment to Credit Agreement, dated as of January 28, 2021 and Fifth Amendment to Credit Agreement and Consent, dated as of April 22, 2021, and as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) among CRH Medical Corporation (the “Borrower Representative”), the other Borrowers and Loan Parties party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch (“Chase”), as Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Borrowing Request have the meanings ascribed thereto in the Agreement. The Borrower Representative represents that, as of this date, the conditions precedent set forth in Section 4.02 are satisfied.

The Borrower Representative hereby notifies Chase of its request for the following Borrowing:

1.	Revolving Borrowing

2.	Name of the applicable Borrower(s):

3.	Aggregate Amount of the Revolving Borrowing[7]: $

4.	Borrowing Date of the Borrowing (must be a Business Day):

5.	The Borrowing shall be a CBFR Borrowing or Eurodollar Borrowing[8]

6.	If a Eurodollar Borrowing, the duration of Interest Period [9]:

One Month

Three Months

Six Months

[7]	Must comply with Section 2.02(c) of the Agreement
[8]	If no election is made, then the requested Borrowing shall be a CBFR Borrowing
[9]

Shall be subject to the definition of “Interest Period.” Cannot extend beyond the Revolving Credit Maturity Date. If an Interest Period is not specified, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.

CRH MEDICAL CORPORATION, as Borrower Representative

By:
Name:
Title:

2

EXHIBIT B-2

[FORM OF] INTEREST ELECTION REQUEST

[COMPANY NAME/HEADER]

JPMorgan Chase Bank, N.A., Toronto Branch

[REDACTED]

Date:

Ladies and Gentlemen:

This Interest Election Request is furnished pursuant to Section 2.08(c) of that certain Credit Agreement dated as of October 22, 2019 (as amended by the First Amendment to Credit Agreement dated as of April 28, 2020, Second Amendment to Credit Agreement dated as of August 13, 2020, Third Amendment, Consent and Limited Waiver to Credit Agreement, dated as of September 16, 2020, Fourth Amendment to Credit Agreement, dated as of January 28, 2021 and Fifth Amendment to Credit Agreement and Consent, dated as of April 22, 2021, and as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) among CRH Medical Corporation (the “Borrower Representative”), the other Borrowers and Loan Parties party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch (“Chase”), as Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Borrowing Request have the meanings ascribed thereto in the Agreement.

The Borrower Representative is hereby requesting to convert or continue certain Borrowings as follows:

1.	Borrowing to which this Interest Election Request applies:

2.	Date of conversion/continuation (must be a Business Day): , 20

2.	Amount of Borrowings being converted/continued: $

3.	Nature of conversion/continuation:

☐ a. Conversion of CBFR Borrowings to Eurodollar Borrowings

☐ b. Conversion of Eurodollar Borrowings to CBFR Borrowings

☐ c. Continuation of Eurodollar Borrowings as such

4.	If Borrowings are being continued as or converted to Eurodollar Borrowings, the duration of the new Interest Period that commences on the conversion/continuation date[10]:
One Month Three Months Six Months

5.

The undersigned officer of Borrower Representative certifies that, both before and after giving effect to the request above, no Default or Event of Default has occurred and is continuing under the Agreement.

[10]

Shall be subject to the definition of “Interest Period.” Cannot extend beyond the Revolving Credit Maturity Date. If an Interest Period is not specified, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.

CRH MEDICAL CORPORATION, as Borrower Representative

By:
Name:
Title:

2

EXHIBIT C

COMPLIANCE CERTIFICATE

To:	The Lenders party to the

Credit Agreement described below

This Compliance Certificate (“Certificate”), for the period ended             , 201    , is furnished pursuant to that certain Credit Agreement dated as of October 22, 2019 (as amended by the First Amendment to Credit Agreement dated as of April 28, 2020, Second Amendment to Credit Agreement dated as of August 13, 2020, Third Amendment, Consent and Limited Waiver to Credit Agreement, dated as of September 16, 2020, Fourth Amendment to Credit Agreement, dated as of January 28, 2021 and Fifth Amendment to Credit Agreement and Consent, dated as of April 22, 2021, and as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) among CRH Medical Corporation (the “Borrower Representative”), the other Borrowers and Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent for the Lenders and as the Issuing Bank and Swingline Lender. Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.	I am the of the Borrower Representative and I am authorized to deliver this Certificate on behalf of the Loan Parties and their Subsidiaries;

2.

I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the compliance of the Loan Parties and their Subsidiaries with the Agreement during the accounting period covered by the attached financial statements (the “Relevant Period”);

3.

The attached financial statements of the Loan Parties and their Subsidiaries for the Relevant Period: (a) have been prepared on an accounting basis (the “Accounting Method”) consistent with the requirements of the Agreement and, except as may have been otherwise expressly agreed to in the Agreement, in accordance with GAAP consistently applied, and (b) to the extent that the attached are not the Loan Parties and their Subsidiaries’ annual fiscal year end statements, are subject to normal year-end audit adjustments and the absence of footnotes;

4.

The examinations described in paragraph 2 did not disclose and I have no knowledge of, except as set forth below, (a) the existence of any condition or event which constitutes a Default or an Event of Default under the Agreement or any other Loan Document during or at the end of the Relevant Period or as of the date of this Certificate or (b) any change in the Accounting Method or in the application thereof that has occurred since the date of the annual financial statements delivered to the Administrative Agent in connection with the closing of the Agreement or subsequently delivered as required in the Agreement;

5.

I hereby certify that, except as set forth below, no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) its principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization without having given the Administrative Agent the notice required under the Loan Documents;

1

6.

The representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects as of the date hereof, except (i) to the extent that any such representation or warranty specifically refers to an earlier date, in which case it is true and correct in all material respects only as of such earlier date, and (ii) that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects;

1.

Schedule I attached hereto sets forth financial data and computations[39] evidencing the Loan Parties’ compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct; and

2.	Schedule II hereto sets forth the computations necessary to determine the Applicable Rate commencing on the Business Day this Certificate is delivered.

Described below are the exceptions, if any, referred to in paragraph 4 hereof by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, is taking, or proposes to take with respect to each such condition or event or (ii) change in the Accounting Method or the application thereof and the effect of such change on the attached financial statements:

The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this      day of             ,         .

CRH MEDICAL CORPORATION, as Borrower Representative

By:
Name:
Title:

[39]	Schedule I must include detailed calculation tables for all components of the financial covenant calculations.

2

Schedule I to Compliance Certificate

Compliance as of             ,          with

Provisions of     and             of the Agreement

[Schedule I must include detailed calculation tables for all components of the financial covenant calculations. Sample calculation tables are set forth below.]

6.12 Financial Covenants.

Schedule II to Compliance Certificate

Borrowers’ Applicable Rate Calculation

EXHIBIT D

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of [                    ], is entered into between                     , a                     (the “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement dated as of October 22, 2019 (as amended by the First Amendment to Credit Agreement dated as of April 28, 2020, Second Amendment to Credit Agreement dated as of August 13, 2020, Third Amendment, Consent and Limited Waiver to Credit Agreement, dated as of September 16, 2020, Fourth Amendment to Credit Agreement, dated as of January 28, 2021 and Fifth Amendment to Credit Agreement and Consent, dated as of April 22, 2021, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among CRH Medical Corporation (the “Borrower Representative”), the other Borrowers and Loan Parties party thereto, the Lenders party thereto and the Administrative Agent for the Lenders. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

The New Subsidiary and the Administrative Agent, for the benefit of the Secured Parties, hereby agree as follows:

1.     The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, *[and]* (b) all of the covenants set forth in Articles V and VI of the Credit Agreement *[and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary, subject to the limitations set forth in Section 10.10 and 10.13 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.]* *[The New Subsidiary has delivered to the Administrative Agent an executed Obligation Guaranty.]*

2.     If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.

1

3.     The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:

4.     The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

5.     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

6.     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Secured Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent

By:
Name:
Title:

2

Annex E

Schedules to US Security Agreement

Schedule A

LIST OF INTELLECTUAL PROPERTY

CRH Medical Corporation (CAN)

Patents

•	US Patent or Application Number 7029438; Application Date November 20, 2002; Expiration Date July 30, 2023; Title ANOSCOPE.

•	Canada Application or Patent Number 2363473; Application Date November 20, 2001; Expiration Date November 20, 2021; Title ANOSCOPE.

•	US Patent or Application Number 5741273; Application Date March 8, 1996; Expiration Date March 8, 2016; Title ELASTIC BAND LIGATION DEVICE FOR THE TREATMENT OF HEMORRHOIDS.

•	Canada Application or Patent Number 2240850; Application Date March 5, 1997; Expiration Date March 5, 2017; Title ELASTIC BAND LIGATION DEVICE FOR THE TREATMENT OF HEMORRHOIDS.

•	Japan Application or Patent Number 4465179; Application Date November 20, 2003; Expiration Date November 20, 2023; Title ELASTIC BAND LIGATION DEVICE FOR THE TREATMENT OF HEMORRHOIDS.

•	US Application or Patent Number US 9,101,360 Date August 11, 2015; Title ELASTIC BAND LIGATION DEVICE WITH INTEGRATED OBTURATOR AND METHOD FOR THE TREATMENT OF HEMORRHOIDS.

•	US Application or Patent Number US 9,622,750; Date April 18, 2017; Title ELASTIC BAND LIGATION DEVICE WITH LOCKING MECHANISM FOR THE TREATMENT OF HEMORRHOIDS.

•	US Application or Patent Number 13/972,202-pending; Application Date August 21, 2013; Title ELASTIC BAND LIGATION DEVICE FOR THE TREATMENT OF HEMORRHOIDS.

•	China Application or Patent Number ZL201380079005.1; Date September 21, 2018; Title ELASTIC BAND LIGATION DEVICE WITH INEGRATED OBTURATOR AND METHOD FOR TREATMENT OF HEMORRHOIDS

•	India Application or Patent Number 201617005517-pending; Application Date October 23, 2013; Title ELASTIC BAND LIGATION DEVICE WITH INEGRATED OBTURATOR AND METHOD FOR TREATMENT OF HEMORRHOIDS

•	Japan Application or Patent Number 6255101; Date December 8, 2017; Title ELASTIC BAND LIGATION DEVICE WITH INEGRATED OBTURATOR AND METHOD FOR TREATMENT OF HEMORRHOIDS

•	India Application or Patent Number 201617005518-pending; Application Date October 23, 2013; Title ELASTIC BAND LIGATION DEVICE WITH LOCKING MECHANISM AND METHOD FOR TREATMENT OF HEMORRHOIDS

•	Japan Application or Patent Number 6255102; Date December 8, 2017; Title ELASTIC BAND LIGATION DEVICE WITH LOCKING MECHANISM AND METHOD FOR TREATMENT OF HEMORRHOIDS

•	India Application or Patent Number 201617006045-pending; Application Date October 23, 2013; Title ELASTIC BAND LIGATION DEVICE WITH ANTI-PINCH FEATURE FOR THE TREATMENT OF HEMORRHOIDS.

•	Japan Application or Patent Number 6255103; Date December 8, 2017; Title ELASTIC BAND LIGATION DEVICE WITH ANTI-PINCH FEATURE FOR THE TREATMENT OF HEMORRHOIDS.

Trademarks

•

Canadian Application Number 1445550; Application Date July 21, 2009; Registration Number TMA790668; Registration Date February 14, 2014; Trademark CRH O’REGAN SYSTEM; Wares/Goods - disposable, single-use devise for hemorrhoid removal.

•

US Serial Number 77795421; Application Date August 3, 2009; Registration Number 4096542; Registration Date February 7, 2012; Trademark CRH O’REGAN SYSTEM; Wares/Goods medical device, namely, disposable, single-use ligator for hemorrhoid removal.

•	Chinese Application Number 17473734; Application Date July 21, 2015; Trademark CRH O’REGAN SYSTEM

CRH Medical Corporation (US)

Trademarks

•

US Serial Number 86288713; Application Date May 22, 2014; Pending; Trademark CRH; Wares/Goods — Health products, namely, over-the-counter pharmaceutical preparations, namely, laxatives, dietary fiber to aid digestion, vitamin supplements, probiotic compositions and dietary and nutrition supplements for general health and well-being. (Product Discontinued)

•

US Serial Number 86288705; Application Date May 22, 2014; Pending; Trademark CRH MEDSENSE; Wares/Goods — Health products, namely, over-the-counter pharmaceutical preparations, namely, laxatives, dietary fiber to aid digestions, vitamin supplements, probiotic compositions and dietary and nutrition supplements for general health and well-being. (Product Discontinued)

•

US Serial Number 86288697; Application Date May 22, 2014; Pending; Trademark MEDSENSE; Wares/Goods — Health products, namely, over-the-counter pharmaceutical preparations, namely, laxatives, dietary fiber to aid digestions, vitamin supplements, probiotic compositions and dietary and nutrition supplements for general health and well-being. (Product Discontinued)

[REDACTED]

None.

Gastroenterology Anesthesia Associates, LLC

None.

CRH Anesthesia Management, LLC

None.

CRH Anesthesia of Gainesville, LLC

None.

CRH Anesthesia of Florida, LLC

None.

CRH Anesthesia of Cape Coral, LLC

None.

CRH Anesthesia of Knoxville, LLC

None.

CRH Anesthesia of Colorado, LLC

None.

Shreveport Sedation Associates, LLC

None.

CRH Anesthesia of Ohio, LLC

None.

NC GAA, P.C.

None.

Lake Erie Sedation Associates, LLC

None.

CRH GAA, PLLC

None.

Alamo Sedation Associates, PLLC

None.

CRH GAA of Washington, PLLC

None.

CRH Anesthesia of Georgia, LLC

None.

Anesthesia Care Associates, LLC

None.

Arapahoe Gastroenterology Anesthesia Associates, LLC

None.

Central Colorado Anesthesia Associates, LLC

None.

CRH Anesthesia of Virginia, LLC

None.

Oak Tree Anesthesia Associates, LLC

None.

CRH Solutions, LLC

None.

WELL Acquisition Corp (US) Inc

None.

SCHEDULE B

LIST OF SECURITIES AND SECURITIES ACCOUNTS

CRH Medical Corporation (CAN)

N/A

CRH Medical Corporation (US)

Registered Owner	Issuer	Certificate Number	Description of Interest	% of Outstanding Interests
CRH Medical Corporation	CRH Anesthesia Management, LLC	1	Membership Interest	100%
CRH Medical Corporation	CRH Solutions, LLC	N/A	Membership Interest	100%

WELL Acquisition Corp. (US) Inc.

Registered Owner	Issuer	Certificate Number	Description of Interest	% of Outstanding Interests
WELL Acquisition Corp (US) Inc.	CRH Medical Corporation (US)	—	Equity interest	100%

[REDACTED], M.D., P.C.

Registered Owner	Issuer	Certificate Number	Description of Interest	% of Outstanding Interests
[REDACTED], M.D., P.C.	Gastroenterology Anesthesia Associates, LLC	1	Membership Interest	100%

Gastroenterology Anesthesia Associates, LLC

Registered Owner	Issuer	Certificate Number	Description of Interest	% of Outstanding Interests
Gastroenterology Anesthesia Associates, LLC	Lake Lanier Anesthesia Associates, LLC	N/A	Membership Interest	100%

CRH Anesthesia Management, LLC

Registered Owner	Issuer	Certificate Number	Description of Interest	% of Outstanding Interests
CRH Anesthesia Management, LLC	CRH Anesthesia Gainesville, LLC	N/A	Membership Interest	100%

CRH Anesthesia Management, LLC	CRH Anesthesia of Florida, LLC	N/A	Membership Interest	100%

CRH Anesthesia Management, LLC	CRH Anesthesia of Cape Coral, LLC	N/A	Membership Interest	100%

CRH Anesthesia Management, LLC	CRH Anesthesia of Knoxville, LLC	N/A	Membership Interest	100%

CRH Anesthesia Management, LLC	CRH Anesthesia of Georgia, LLC	1	Membership Interest	100%

CRH Anesthesia Management, LLC	CRH Anesthesia of Colorado, LLC	N/A	Membership Interest	100%

CRH Anesthesia Management, LLC	Shreveport Sedation Associates, LLC	1	Membership Interest	100%

CRH Anesthesia Management, LLC	CRH Anesthesia of Ohio, LLC	1	Membership Interest	100%

CRH Anesthesia Management, LLC	Lake Erie Sedation Associates, LLC	1	Membership Interest	100%

CRH Anesthesia Management, LLC	CRH Anesthesia of Virgina, LLC	1	Membership Interest	100%

CRH Anesthesia of Gainesville, LLC

None.

CRH Anesthesia of Florida, LLC

None.

CRH Anesthesia of Cape Coral, LLC

None.

CRH Anesthesia of Knoxville, LLC

None

NC GAA, P.C.

None.

CRH Anesthesia of Colorado, LLC

Registered Owner	Issuer	Certificate Number	Description of Interest	% of Outstanding Interests
CRH Anesthesia of Colorado, LLC	Arapahoe Gastroenterology Anesthesia Associates, LLC	1	Membership Interest	51%

Shreveport Sedation Associates, LLC

None.

CRH Anesthesia of Ohio, LLC

None.

CRH Lake Erie

None.

CRH GAA, PLLC

Registered Owner	Issuer	Certificate Number	Description of Interest	% of Outstanding Interests
CRH GAA, PLLC	Alamo Sedation Associates Associates, LLC	1	Membership Interest	100%

CRH GAA, PLLC	CRH GAA of Washington, PLLC	1	Membership Interest	100%

CRH GAA, PLLC	Anesthesia Care Associates, LLC	1	Membership Interest	100%

CRH GAA, PLLC	Oak Tree Anesthesia Associates LLC	N/A	Membership Interest	100%

Alamo Sedation Associates, PLLC

None.

CRH GAA of Washington, PLLC

None.

CRH Anesthesia of Georgia, LLC

Registered Owner	Issuer	Certificate Number	Description of Interest	% of Outstanding Interests
CRH Anesthesia of Georgia, LLC	Arapahoe Gastroenterology Anesthesia Associates, LLC	2	Membership Interest	49%

Anesthesia Care Associates, LLC

None.

Arapahoe Gastroenterology Anesthesia Associates, LLC

Registered Owner	Issuer	Certificate Number	Description of Interest	% of Outstanding Interests
Arapahoe Gastroenterology Anesthesia Associates, LLC	Central Colorado Anesthesia Associates, LLC	3	Membership Interest	100%

Central Colorado Anesthesia Associates, LLC

None.

CRH Anesthesia of Virgina, LLC

None.

CRH Solutions, LLC

None.

Oak Tree Anesthesia Associates, LLC

None.

Security Entitlements:

CRH Medical Corporation (US)

Option to Purchase Stock Agreement dated as of December 1, 2014, by and between CRH Medical Corporation, a Delaware corporation, [REDACTED], M.D., P.C., a Georgia professional corporation, and [REDACTED], M.D.

Option to Purchase Membership Interest dated as of May 31, 2016, by and between CRH Medical Corporation, a Delaware corporation, CRH GAA, PLLC, a Texas professional limited liability company and [REDACTED], M.D.

CRH Medical Corporation (CAN)

None.

[REDACTED], M.D., P.C.

None.

Gastroenterology Anesthesia Associates, LLC

None.

CRH Anesthesia Management, LLC

None.

CRH Anesthesia of Gainesville, LLC

None.

CRH Anesthesia of Florida, LLC

None.

CRH Anesthesia of Cape Coral, LLC

None.

CRH Anesthesia of Knoxville, LLC

None.

NC GAA, P.C.

None.

CRH Anesthesia of Colorado, LLC

None.

Shreveport Sedation Associates, LLC

None.

CRH Anesthesia of Ohio, LLC

None.

Lake Erie Sedation Associates, LLC

None.

CRH GAA, PLLC

None.

Alamo Sedation Associates, PLLC

None.

CRH GAA of Washington, PLLC

None.

CRH Anesthesia of Georgia, LLC

None.

Anesthesia Care Associates, LLC

None.

Arapahoe Gastroenterology Anesthesia Associates, LLC

None.

Central Colorado Anesthesia Associates, LLC

None.

CRH Anesthesia of Virginia, LLC

None.

Central Virginia Anesthesia Associates LLC

None.

CRH Solutions, LLC

None.

Oak Tree Anesthesia Associates, LLC

None.

WELL Acquisition Corp (US) Inc.

None.

SCHEDULE C

PART I

LOCATION OF THE CHIEF EXECUTIVE OFFICE OF EACH GRANTOR

CRH Medical Corporation (US)

Gastroenterology Anesthesia Associates, LLC

[REDACTED], M.D., P.C.

CRH Anesthesia Management, LLC

CRH Anesthesia of Colorado, LLC

Alamo Sedation Associates, PLLC

Shreveport Sedation Associates, LLC

CRH Anesthesia of Ohio, LLC

CRH GAA of Washington, PLLC

Lake Erie Sedation Associates, LLC

CRH GAA, PLLC

CRH Anesthesia of Georgia, LLC

Anesthesia Care Associates, LLC

Arapahoe Gastroenterology Anesthesia Associates, LLC

Central Colorado Anesthesia Associates, LLC

NC GAA, P.C.

CRH Anesthesia of Virginia, LLC

CRH Solutions, LLC

Oak Tree Anesthesia Associates, LLC

[REDACTED]

CRH Medical Corporation (CAN)

WELL Acquisition Corp (US) Inc.

[REDACTED]

CRH Anesthesia of Gainesville, LLC,

CRH Anesthesia of Florida, LLC

CRH Anesthesia of Cape Coral, LLC

[REDACTED]

CRH Anesthesia of Knoxville, LLC

[REDACTED]

PART II

OTHER LOCATION(S) OF THE TANGIBLE COLLATERAL OF EACH GRANTOR

CRH Medical Corporation (US)

[REDACTED]

CRH Medical Corporation (CAN)

[REDACTED]

[REDACTED], M.D., P.C.

None.

Gastroenterology Anesthesia Associates, LLC

None.

CRH Anesthesia Management, LLC

[REDACTED]

CRH Anesthesia of Gainesville, LLC

None.

CRH Anesthesia of Florida, LLC

None.

CRH Anesthesia of Cape Coral, LLC

None.

CRH Anesthesia of Knoxville, LLC

None.

NC GAA, P.C.

None.

CRH Anesthesia of Colorado, LLC

None.

Shreveport Sedation Associates, LLC

None.

CRH Anesthesia of Ohio, LLC

None.

Lake Erie Sedation Associates, LLC

None.

CRH GAA, PLLC

None.

Alamo Sedation Associates, PLLC

None.

CRH GAA of Washington, PLLC

None.

CRH Anesthesia of Georgia, LLC

None.

Anesthesia Care Associates, LLC

None.

Arapahoe Gastroenterology Anesthesia Associates, LLC

None.

Central Colorado Anesthesia Associates, LLC

None.

CRH Anesthesia of Virginia, LLC

None.

CRH Solutions, LLC

None

Oak Tree Anesthesia Associates, LLC

None

WELL Acquisition Corp (US_) Inc.

None

SCHEDULE D

DEPOSIT ACCOUNTS OF EACH GRANTOR

CRH Medical Corporation (CAN)

None.

CRH Medical Corporation (US)

[REDACTED]

Gastroenterology Anesthesia Associates, LLC

[REDACTED]

[REDACTED], M.D., P.C.

None.

CRH Anesthesia Management, LLC

[REDACTED]

CRH Anesthesia of Gainesville, LLC

[REDACTED]

CRH Anesthesia of Cape Coral, LLC

[REDACTED]

CRH Anesthesia of Knoxville, LLC

None.

NC GAA, P.C.

[REDACTED]

CRH Anesthesia of Colorado, LLC

None.

Shreveport Sedation Associates, LLC

[REDACTED]

CRH Anesthesia of Ohio, LLC

None.

Lake Erie Sedation Associates, LLC

[REDACTED]

CRH GAA, PLLC

None.

Alamo Sedation Associates, PLLC

[REDACTED]

CRH GAA of Washington, PLLC

None.

CRH Anesthesia of Georgia, LLC

None.

Anesthesia Care Associates, LLC

[REDACTED]

Arapahoe Gastroenterology Anesthesia Associates, LLC

[REDACTED]

Central Colorado Anesthesia Associates, LLC

[REDACTED]

CRH Anesthesia of Virginia, LLC

None.

WELL Acquisition Corp (US) Inc.

None.

Oak Tree Anesthesia Associates, LLC

[REDACTED]

CRH Solutions, LLC

[REDACTED]

SCHEDULE E

COMMERCIAL TORT CLAIMS

None.

SCHEDULE F

GRANTOR INFORMATION

CRH Medical Corp (Canada)

Type of Entity:                Corporation

State of Organization:     British Columbia

Organizational Number:  BC0626013

Federal Employer Information Number: [REDACTED]

CRH Medical Corp (Delaware)

Type of Entity: Corporation

State of Organization: Delaware

Organizational Number: 3973987

Federal Employer Information Number: [REDACTED]

[REDACTED], M.D., P.C.

Type of Entity: Professional Corporation

State of Organization: Georgia

Organizational Number: 14111426

Federal Employer Information Number: [REDACTED]

Gastroenterology Anesthesia Associates, LLC

Type of Entity: Limited Liability Company

State of Organization: Georgia

Organizational Number: 12049345

Federal Employer Information Number: [REDACTED]

CRH Anesthesia Management, LLC

Type of Entity: Limited Liability Company

State of Organization: Delaware

Organizational Number: 5637468

Federal Employer Information Number: [REDACTED]

.

CRH Anesthesia of Gainesville, LLC

Type of Entity: Limited Liability Company

State of Organization: Florida

Organizational Number: L14000170115

Federal Employer Information Number: [REDACTED]

CRH Anesthesia of Florida, LLC

Type of Entity: Limited Liability Company

State of Organization: Florida

Organizational Number: L14000056129

Federal Employer Information Number: [REDACTED]

CRH Anesthesia of Cape Coral, LLC

Type of Entity: Limited Liability Company

State of Organization: Florida

Organizational Number: L15000124079

Federal Employer Information Number: [REDACTED]

CRH Anesthesia of Knoxville, LLC

Type of Entity: Limited Liability Company

State of Organization: Delaware

Organizational Number: 5804606

Federal Employer Information Number: [REDACTED]

NC GAA, P.C.

Type of Entity: Professional Corporation

State of Organization: North Carolina

Organizational Number: 1433890

Federal Employer Information Number: [REDACTED]

CRH Anesthesia of Colorado, LLC

Type of Entity: Limited Liability Company

State of Organization: Delaware

Organizational Number: 5985127

Federal Employer Information Number: [REDACTED]

Shreveport Sedation Associates, LLC

Type of Entity: Limited Liability Company

State of Organization: Georgia

Organizational Number: 18014629

Federal Employer Information Number: [REDACTED]

CRH Anesthesia of Ohio, LLC

Type of Entity: Limited Liability Company

State of Organization: Delaware

Organizational Number: 6812915

Federal Employer Information Number: [REDACTED]

Lake Erie Sedation Associates, LLC

Type of Entity: Limited Liability Company

State of Organization: Ohio

Organizational Number: 4179127

Federal Employer Information Number: [REDACTED]

CRH GAA, PLLC

Type of Entity: Professional Limited Liability Company

State of Organization: Texas

Organizational Number: 802433093

Federal Employer Information Number: [REDACTED]

Alamo Sedation Associates, PLLC

Type of Entity: Professional Limited Liability Company

State of Organization: Texas

Organizational Number: 802795187

Federal Employer Information Number: [REDACTED]

CRH GAA of Washington, PLLC

Type of Entity: Professional Limited Liability Company

State of Organization: Washington

Organizational Number: 604 298 996

Federal Employer Information Number: [REDACTED]

CRH Anesthesia of Georgia, LLC

Type of Entity: Limited Liability Company

State of Organization: Georgia

Organizational Number: 19038973

Federal Employer Information Number: [REDACTED]

Anesthesia Care Associates, LLC

Type of Entity: Limited Liability Company

State of Organization: Indiana

Organizational Number: 2011081900104

Federal Employer Information Number: [REDACTED]

Arapahoe Gastroenterology Anesthesia Associates, LLC

Type of Entity: Limited Liability Company

State of Organization: Delaware

Organizational Number: 5984133

Federal Employer Information Number: [REDACTED]

Central Colorado Anesthesia Associates, LLC

Type of Entity: Limited Liability Company

State of Organization: Colorado

Organizational Number: 20171448786

Federal Employer Information Number: [REDACTED]

CRH Virginia Anesthesia Associates LLC

Type of Entity: Limited Liability Company

State of Organization: Virginia

Organizational Number: 11007462

Federal Employer Information Number: [REDACTED]

Oak Tree Anesthesia Associates, LLC

Type of Entity: Limited liability company

State of Organization: New Jersey

Organizational Number: 0450113110

Federal Employer Information Number: [REDACTED]

CRH Solutions, LLC

Type of Entity: Limited Liability Company

State of Organization: Delaware

Organizational Number: SR 2020514755/File Number 7815210

Federal Employer Information Number: [REDACTED]

WELL Acquisition Corp (US) Inc

Type of Entity: Corporation

State of Organization: Delaware

Organizational Number: SR 20210953666

Federal Employer Information Number: [REDACTED]

SCHEDULE G

LETTER OF CREDIT RIGHTS AND CHATTEL PAPER

None.

Annex F

Post-Amendment Effective Date Documentation

1.

Within fourteen (14) days after the Amendment Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), the Loan Parties shall deliver to the Administrative Agent the certificate representing the Equity Interests in CRH Canada pledged by Well Health under the Well Health Limited Recourse Guarantee and Pledge dated as of the Amendment Effective Date, together with an undated stock power for such certificate executed in blank by a duly authorized officer of Well Health.

2.

Within fourteen (14) days after the Amendment Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), the Loan Parties shall deliver to the Administrative Agent the certificate representing the Equity Interests in Holdings pledged by Well Health under the Well Health Limited Recourse Guarantee and Pledge dated as of the Amendment Effective Date, together with an undated stock power for such certificate executed in blank by a duly authorized officer of Well Health.

3.

Within fourteen (14) days after the Amendment Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), the Loan Parties shall deliver to the Administrative Agent the certificate representing the Equity Interests in CRH Delaware pledged by Holdings under the US Security Agreement, together with an undated stock power for such certificate executed in blank by a duly authorized officer of Holdings.

4.

Within fourteen (14) days after the Amendment Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), the Loan Parties shall deliver to the Administrative Agent customary opinions of counsel for CRH Canada relating to the authorized capital of CRH Canada and perfection by control of the security interests in the Equity Interests of CRH Canada created pursuant to the Well Health Limited Recourse Guarantee and Pledge dated as of the Amendment Effective Date, addressed to the Administrative Agent and the Lenders, and in form and substance reasonably acceptable to the Administrative Agent.

5.

Within fourteen (14) days after the Amendment Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), the Loan Parties shall deliver to the Administrative Agent (i), Certificates of Professional Liability Insurance and Property Insurance with Administrative Agent named as additional insured, and loss payee, as applicable, together with endorsements, reflecting addition of Holdings, CRH Solutions, LLC and Oak Tree Anesthesia Associates, LLC, (ii) an officer’s certificate with respect to each of CRH Solutions, LLC and Oak Tree Anesthesia Associates, LLC consistent with the certificates delivered on the Amendment Effective Date under Section 6(c) of the Amendment, (iii) customary opinions of counsel for the Loan Parties relating to matters of New York, Delaware law and New Jersey law, in each case addressed to the Administrative Agent and the Lenders, and in form and substance reasonably acceptable to the Administrative Agent and (iv) to the extent certificated, the certificate representing the Equity Interests in CRH Solutions, LLC and Oak Tree Anesthesia Associates, LLC pledged by the applicable Loan Party, together with an undated stock power for such certificate executed in blank by a duly authorized officer of the applicable Loan Party.

6.

Within thirty (30) days after the Amendment Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), the Loan Parties shall deliver to the Administrative Agent each intercompany promissory note (including, without limitation, each incurred in accordance with the Well Health Acquisition) pledged to the Administrative Agent pursuant to each Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.